UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Balanced Fund

Annual Report for the Period Ended August 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	27

Statement of Operations	29

Statement of Changes in Net Assets	30

Financial Highlights	32

Notes to Financial Statements	39

Report of Independent Registered Public Accounting Firm	51

Federal Income Tax Information	52

Fund Governance	53

Important Information About This Report	61

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Balanced Fund

Summary

■  For the 12-month period that ended August 31, 2011, the fund's Class A shares returned 13.57% without sales charge.

■  The fund underperformed the S&P 500 Index1 during the period, but outperformed the Barclays Capital Aggregate Bond Index2 and the average returns of the funds in its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds classification.3

■  The fund's added exposure to the equity markets boosted performance. Economically sensitive companies did especially well during the first part of the period.

■  Fixed-income results were also strong relative to the fund's fixed income benchmark, aided by an underweight in Treasury bonds and a corresponding overweight in non-Treasury sectors.

Portfolio Management

Guy W. Pope is responsible for selecting the securities within the equity portion of the fund. Leonard A. Aplet, Brian Lavin, Gregory S. Liechty and Ronald B. Stahl are jointly responsible for determining the sector emphasis and securities within the fixed income allocation of the fund.

Guy W. Pope has co-managed the fund since 1997 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Pope was associated with the fund's previous advisor or its predecessors since 1993.

Leonard A. Aplet has co-managed the fund since October 1991 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Aplet was associated with the fund's previous advisor or its predecessors since 1987.

Brian Lavin has co-managed the fund since May 2010 and has been associated with the advisor since 1994.

Gregory S. Liechty has co-managed the fund since 2011 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Liechty was associated with the fund's previous advisor or its predecessors since 2005.

Ronald B. Stahl has co-managed the fund since March 2005 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Stahl was associated with the fund's previous advisor or its predecessors since 1998.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustments for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/11

+13.57%

Class A shares (without sales charge)

+18.50%

S&P 500 Index

+4.62%

Barclays Capital Aggregate Bond Index

Performance Information – Columbia Balanced Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 09/01/01 – 08/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 09/01/01 – 08/31/11 ($)

Sales charge	without	with
Class A	15,445	14,560
Class B	14,447	14,447
Class C	14,442	14,442
Class R	n/a	n/a
Class R4	n/a	n/a
Class R5	n/a	n/a
Class Z	15,820	n/a

Average annual total return as of 08/31/11 (%)

Share class	A		B		C		R	R4	R5	Z
Inception	11/01/02		11/01/02		10/13/03		09/27/10	03/07/11	03/07/11	10/01/91
Sales charge	without	with	without	with	without	with	without	without	without	without
1-year	13.57	7.04	12.71	7.71	12.67	11.67	n/a	n/a	n/a	13.78
5-year	5.16	3.92	4.37	4.03	4.35	4.35	n/a	n/a	n/a	5.40
10-year/Life	4.44	3.83	3.75	3.75	3.74	3.74	6.70	–3.59	–3.46	4.69

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares in the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class R4, Class R5 and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R, Class R4, Class R5 and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A and Class B share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003, Class R shares were initially offered on September 27, 2010. Class R4 and R5 shares were initially on March 7, 2011 and Class Z shares were initially offered on October 1, 1991.

Understanding Your Expenses – Columbia Balanced Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the fund will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the fund's annualized expense ratios used to calculate the expense information below.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/11 – 08/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	956.60		1,019.96	5.13		5.30	1.04
Class B	1,000.00	1,000.00	952.90		1,016.03	8.96		9.25	1.82
Class C	1,000.00	1,000.00	952.50		1,015.98	9.01		9.30	1.83
Class R	1,000.00	1,000.00	955.00		1,018.75	6.31		6.51	1.28
Class R4	1,000.00	1,000.00	964.10	*	1,020.06	4.88	*	5.19	1.02
Class R5	1,000.00	1,000.00	965.40	*	1,021.53	3.50	*	3.72	0.73
Class Z	1,000.00	1,000.00	957.40		1,020.87	4.24		4.38	0.86

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period from March 7, 2011 to August 31, 2011. Class R4 and R5 shares commenced operations on March 7, 2011.

Portfolio Managers' Report – Columbia Balanced Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/11 ($)

Class A	26.06
Class B	26.00
Class C	25.99
Class R	26.04
Class R4	26.02
Class R5	26.02
Class Z	26.02

Distributions declared per share

09/01/10 – 08/31/11 ($)

Class A	0.39
Class B	0.19
Class C	0.19
Class R	0.23
Class R4	0.17
Class R5	0.20
Class Z	0.45

For the 12-month period that ended August 31, 2011, the fund's Class A shares returned 13.57% without sales charge. The S&P 500 Index returned 18.50% and the Barclays Capital Aggregate Bond Index returned 4.62%. A 60/40 blend of the S&P 500 Index and the Barclays Capital Aggregate Bond Index returned 13.05%. The fund outperformed the 12.69% average return of the Lipper Mixed-Asset Target Allocation Growth Funds Classification. The equity and fixed-income portions of the fund each held up well versus their individual benchmarks. Results were also aided by the fund's overweight in equities relative to its target allocation.

Economic woes weighed on investor confidence

For most of the 12-month period, investors propelled the stock market higher despite a litany of economic woes that weighed on confidence. As the impact of Japan's first-quarter natural disasters worked its way through the global supply chain and Europe scrambled, once again, to prop up debtor nations—notably Greece—the pace of economic growth slowed around the world. In the United States, unfriendly spring and summer storms cut a swath of destruction across the Midwest, southern and eastern coastal states, and Washington wrangled over the deficit and the federal debt ceiling. Job growth came to a halt in the final month of the period and weakened investor confidence.

Against this backdrop, the U.S. economy expanded at a modest 1.6% over the past 12 months, as measured by gross domestic product (GDP). Growth was solid in the third and fourth quarters of 2010 but fell sharply in 2011 as the housing market continued its five-year slide and the job market disappointed with fewer-than-expected new jobs and a higher unemployment rate. In addition to weak job numbers, private consumption is down, consumer confidence is low and a downtick in manufacturing activity in recent months continued to dampen prospects for the second half of 2011. The Federal Reserve Board, which has sought to prop up economic growth over the past several years, appears to be nearly out of ammunition.

Fund positioning and security selection aided equity returns

We maintained a higher-than-neutral exposure to equities, which we believe aided performance relative to the fund's peer group. The fund's neutral positioning is 60% equities/40% fixed income, with a maximum equity exposure of 65% of its net assets. Throughout the 12-month period, the fund's commitment to equities was close to the maximum level.

Stock selection was especially strong in the technology sector. Apple (3.1% of net assets) enjoyed an outstanding year based on continuing strong demand for iPads and iPhones. MasterCard (1.7% of net assets) advanced strongly when its operating results exceeded the investment community's low expectations, and eBay (1.5% of net assets) benefited from the reorganization of its basic auction business under new management. The fund's allocation to the energy and health care sectors also benefited performance.

Portfolio Managers' Report (continued) – Columbia Balanced Fund

When the market pulled back in August, the fund's cyclical holdings were hit especially hard. General Motors (0.4% of net assets) was hurt by the sluggish auto recovery and concern over its pension liabilities, while shares of Goldman Sachs (1.3% of net assets) declined amid uncertainty over financial regulation and the company's potential exposure to litigation.

Sector weights and quality orientation aided fixed-income performance

Within the fixed-income portion of the fund, exposure to commercial mortgage-backed securities (CMBS) gave a significant boost to performance. The fund was overweight in CMBS the entire 12-month period, and CMBS was the best performing sector within investment-grade bonds. An overweight in agency mortgage-backed securities also added value versus the benchmark. The fund's overweight in corporate bonds aided performance throughout the first part of the reporting period. Energy, natural gas and real estate investment trusts performed especially well. We reduced the fund's corporate holdings toward the end of the period, thereby reducing exposure to the late-period downturn. We also maintained a moderate weight in high-yield bonds, which outperformed investment grade bonds.

In general, lower quality fixed-income securities outperformed higher quality sectors, vindicating the fund's decision to underweight the Treasury market and also benefiting its modest position in high-yield securities. We remain constructive on the high-yield market because of fundamental improvements we have witnessed in the areas of leverage, interest burden and overall balance sheet liquidity. We expect that default rates will remain below the historical average for the next few years. We have also continued to invest in short-term CMBS, based on limited supply, attractive price and improving underlying property fundamentals.

Looking ahead

We plan to maintain the fund's bias toward equities, given the low current yields throughout the fixed-income markets. We feel that the odds still favor a resumption of global growth. Yet, we are mindful that the probability of a lapse back into recession has risen in recent months. Given the high level of volatility in the marketplace, we plan to monitor developing economic trends with renewed vigor in the months ahead.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments.

Asset Allocation & Portfolio Breakdown1

as of 08/31/11 (%)

Stocks	60.9
Consumer Discretionary	4.0
Consumer Staples	7.5
Energy	8.1
Financials	8.9
Health Care	7.7
Industrials	7.0
Information Technology	14.1
Materials	2.9
Telecommunication Services	0.6
Utilities	0.2
Bonds	34.9
Asset-Backed Securities—Agency	0.0
Asset-Backed Securities— Non-Agency	0.9
Commercial Mortgage-Backed Securities—Agency	1.4
Commercial Mortgage-Backed Securities—Non-Agency	3.4
Corporate Bonds & Notes	10.2
Foreign Government Obligations	0.5
Inflation-Indexed Bonds	0.2
Residential Mortgage-Backed Securities—Agency	8.8
Residential Mortgage-Backed Securities—Non-Agency	0.2
U.S. Government & Agency Obligations	5.5
U.S. Treasury Obligations	3.8
Municipal Bonds	0.2
Senior Loans	0.0
Other[2]	4.0

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan).

2Cash & Cash Equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Top 10 equity holdings1

as of 08/31/11 (%)

Apple, Inc.	3.1
JPMorgan Chase & Co.	2.3
Microsoft Corp.	1.8
Exxon Mobile Corp.	1.8
International Business
Machines Corp.	1.7
Chevron Corp.	1.7
Mastercard, Inc., Class A	1.7
Philip Morris International, Inc.	1.6
eBay, Inc.	1.5
Google, Inc., Class A	1.5

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Portfolio of Investments – Columbia Balanced Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 63.0%
CONSUMER DISCRETIONARY 4.1%
Auto Components 0.8%
Johnson Controls, Inc.(a)	264,684	$8,438,126
Automobiles 0.4%
General Motors Co.(b)	149,978	3,603,971
Household Durables 0.5%
Newell Rubbermaid, Inc.	322,718	4,466,417
Media 1.7%
Comcast Corp., Class A	581,269	12,503,096
Discovery Communications, Inc., Class A(b)	117,095	4,950,777
Total		17,453,873
Multiline Retail 0.7%
Kohl's Corp.	147,491	6,834,733
TOTAL CONSUMER DISCRETIONARY		40,797,120
CONSUMER STAPLES 7.7%
Beverages 1.9%
Diageo PLC, ADR(c)	59,326	4,761,505
PepsiCo, Inc.	226,044	14,564,015
Total		19,325,520
Food & Staples Retailing 1.0%
CVS Caremark Corp.	292,379	10,499,330
Food Products 0.8%
Kraft Foods, Inc., Class A	221,987	7,773,985
Household Products 1.5%
Procter & Gamble Co. (The)	232,271	14,791,017
Personal Products 0.9%
Avon Products, Inc.(a)	131,241	2,960,797
Herbalife Ltd.(c)	99,664	5,561,251
Total		8,522,048
Tobacco 1.6%
Philip Morris International, Inc.	231,369	16,038,499
TOTAL CONSUMER STAPLES		76,950,399
ENERGY 8.3%
Energy Equipment & Services 2.4%
Baker Hughes, Inc.	99,618	6,087,656
Cameron International Corp.(b)	79,735	4,143,030
Halliburton Co.	139,567	6,192,588
Schlumberger Ltd.	99,376	7,763,253
Total		24,186,527
Oil, Gas & Consumable Fuels 5.9%
Alpha Natural Resources, Inc.(b)	14,785	488,940
Apache Corp.	66,216	6,824,883
Chevron Corp.	168,640	16,680,182
ConocoPhillips	115,724	7,877,333
Devon Energy Corp.	98,206	6,661,313
Exxon Mobil Corp.	241,480	17,879,179
Occidental Petroleum Corp.	32,183	2,791,554
Total		59,203,384
TOTAL ENERGY		83,389,911

Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS 9.2%
Capital Markets 3.6%
BlackRock, Inc.	48,755	$8,032,386
Goldman Sachs Group, Inc. (The)	110,362	12,826,272
Invesco Ltd.	358,516	6,560,843
State Street Corp.	247,110	8,777,347
Total		36,196,848
Commercial Banks 0.6%
Wells Fargo & Co.	249,899	6,522,364
Consumer Finance 0.5%
American Express Co.	96,399	4,791,994
Diversified Financial Services 2.8%
JPMorgan Chase & Co.	594,943	22,346,059
Citigroup, Inc.	187,283	5,815,137
Total		28,161,196
Insurance 1.5%
MetLife, Inc.	128,267	4,309,771
Berkshire Hathaway, Inc., Class B(b)	143,843	10,500,539
Total		14,810,310
Real Estate Management & Development 0.2%
Jones Lang LaSalle, Inc.	28,139	1,882,781
TOTAL FINANCIALS		92,365,493
HEALTH CARE 8.0%
Biotechnology 0.6%
Celgene Corp.(b)	97,177	5,779,116
Health Care Equipment & Supplies 1.1%
Baxter International, Inc.	146,840	8,220,103
CareFusion Corp.(b)	110,859	2,839,099
Total		11,059,202
Health Care Providers & Services 2.1%
Cardinal Health, Inc.	135,490	5,758,325
CIGNA Corp.	75,280	3,518,587
Medco Health Solutions, Inc.(b)	102,419	5,544,965
WellPoint, Inc.	101,492	6,424,444
Total		21,246,321
Life Sciences Tools & Services 0.8%
Thermo Fisher Scientific, Inc.(b)	139,940	7,686,904
Pharmaceuticals 3.4%
Abbott Laboratories	109,198	5,733,987
Johnson & Johnson	218,605	14,384,209
Pfizer, Inc.	715,547	13,581,082
Total		33,699,278
TOTAL HEALTH CARE		79,470,821
INDUSTRIALS 7.3%
Aerospace & Defense 1.6%
Honeywell International, Inc.	146,257	6,992,547
United Technologies Corp.	114,282	8,485,439
Total		15,477,986
Air Freight & Logistics 0.6%
FedEx Corp.	81,539	6,418,750
Commercial Services & Supplies 0.3%
Republic Services, Inc.	102,162	3,101,638

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Balanced Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS (cont.)
Industrial Conglomerates 2.8%
General Electric Co.	844,456	$13,773,077
Tyco International Ltd.(c)	327,717	13,626,473
Total		27,399,550
Machinery 0.5%
Deere & Co.	62,964	5,088,751
Professional Services 1.1%
Nielsen Holdings NV(b)(c)	356,202	10,564,951
Road & Rail 0.4%
Union Pacific Corp.	47,511	4,379,089
TOTAL INDUSTRIALS		72,430,715
INFORMATION TECHNOLOGY 14.5%
Communications Equipment 0.9%
QUALCOMM, Inc.	179,402	9,232,027
Computers & Peripherals 4.0%
Apple, Inc.(b)	81,069	31,197,783
EMC Corp.(b)	380,625	8,598,319
Total		39,796,102
Electronic Equipment, Instruments & Components 0.4%
TE Connectivity Ltd.(c)	133,529	4,088,658
Internet Software & Services 3.1%
AOL, Inc.(a)(b)	58,900	917,662
eBay, Inc.(b)	487,431	15,046,995
Google, Inc., Class A(b)	27,586	14,922,922
Total		30,887,579
IT Services 3.3%
International Business Machines Corp.	98,722	16,971,299
Mastercard, Inc., Class A	50,105	16,520,120
Total		33,491,419
Semiconductors & Semiconductor Equipment 0.7%
Analog Devices, Inc.	207,869	6,863,834
Software 2.1%
Electronic Arts, Inc.(b)	122,141	2,757,944
Microsoft Corp.	680,318	18,096,459
Total		20,854,403
TOTAL INFORMATION TECHNOLOGY		145,214,022
MATERIALS 3.0%
Chemicals 3.0%
Air Products & Chemicals, Inc.	39,801	3,258,508
Celanese Corp., Class A	205,191	9,646,029
EI du Pont de Nemours & Co.	179,974	8,687,345
Monsanto Co.	66,121	4,557,720
Mosaic Co. (The)	54,929	3,907,100
Total		30,056,702
TOTAL MATERIALS		30,056,702
TELECOMMUNICATION SERVICES 0.6%
Wireless Telecommunication Services 0.6%
Vodafone Group PLC, ADR(c)	227,311	5,987,372
TOTAL TELECOMMUNICATION SERVICES		5,987,372
UTILITIES 0.3%
Electric Utilities 0.3%
American Electric Power Co., Inc.	63,930	2,469,616
TOTAL UTILITIES		2,469,616
Total Common Stocks (Cost: $576,202,381)		$629,132,171

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes 10.5%
Aerospace & Defense 0.2%
ADS Tactical, Inc. Senior Secured(d)
04/01/18	11.000%	$125,000	$123,750
Ducommun, Inc. Senior Notes(d)
07/15/18	9.750%	15,000	15,075
Huntington Ingalls Industries, Inc.(d)
03/15/18	6.875%	42,000	39,480
03/15/21	7.125%	65,000	61,100
Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	161,000	165,427
L-3 Communications Corp.
02/15/21	4.950%	950,000	995,976
Moog, Inc. Senior Subordinated Notes
06/15/18	7.250%	27,000	27,878
Oshkosh Corp.
03/01/17	8.250%	25,000	25,688
03/01/20	8.500%	93,000	95,906
TransDigm, Inc.(d)
12/15/18	7.750%	46,000	46,805
Total			1,597,085
Automotive 0.1%
Accuride Corp. Senior Secured
08/01/18	9.500%	18,000	18,135
Allison Transmission, Inc.(d)
05/15/19	7.125%	40,000	37,600
Chrysler Group LLC/Co-Issuer, Inc. Senior Secured(d)
06/15/21	8.250%	91,000	77,805
Dana Holding Corp. Senior Unsecured
02/15/19	6.500%	20,000	19,650
02/15/21	6.750%	117,000	114,952
Delphi Corp.(d) Senior Notes
05/15/19	5.875%	28,000	26,880
05/15/21	6.125%	19,000	18,240
International Automotive Components Group SL Senior Secured(c)(d)
06/01/18	9.125%	9,000	8,843
Lear Corp.
03/15/18	7.875%	153,000	162,180
03/15/20	8.125%	43,000	46,010
Visteon Corp. Senior Notes(d)
04/15/19	6.750%	177,000	164,610
Total			694,905
Banking 2.4%
BB&T Corp. Senior Unsecured(e)
04/28/14	0.953%	1,300,000	1,296,513
BNP Paribas SA Bank Guaranteed(a)(c)
02/23/16	3.600%	1,350,000	1,352,584

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Balanced Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Banking (cont.)
Bank of America Corp. Senior Unsecured
01/05/21	5.875%	$840,000	$862,677
Barclays Bank PLC Senior Unsecured(c)
05/22/19	6.750%	1,250,000	1,373,332
Bear Stearns Companies LLC (The) Senior Unsecured
02/01/18	7.250%	775,000	915,038
Capital One Financial Corp. Senior Unsecured
06/01/15	5.500%	611,000	677,282
Citigroup, Inc. Senior Unsecured
05/15/18	6.125%	1,550,000	1,692,157
Goldman Sachs Group, Inc. (The) Senior Unsecured
01/18/18	5.950%	1,600,000	1,702,514
HSBC Holdings PLC Senior Unsecured(c)
04/05/21	5.100%	1,300,000	1,394,641
ING Bank NV Senior Unsecured(c)(d)(e)
06/09/14	1.737%	1,400,000	1,373,522
JPMorgan Chase & Co. Senior Unsecured
10/15/20	4.250%	810,000	827,165
KeyCorp Senior Unsecured
08/13/15	3.750%	1,100,000	1,132,739
Lloyds Banking Group PLC(c)(d)
11/29/49	6.267%	81,000	46,170
Lloyds TSB Bank PLC Bank Guaranteed(c)
01/21/21	6.375%	1,300,000	1,356,229
Merrill Lynch & Co., Inc. Senior Unsecured
04/25/18	6.875%	675,000	700,526
Morgan Stanley Senior Unsecured
04/01/18	6.625%	1,400,000	1,500,113
Royal Bank of Scotland PLC (The) Bank Guaranteed(c)
01/11/21	6.125%	1,225,000	1,278,447
Santander U.S. Debt SA Unipersonal(a)(c)(d) Bank Guaranteed
10/07/15	3.781%	800,000	712,318
Santander U.S. Debt SA Unipersonal(c)(d) Bank Guaranteed
10/07/13	2.991%	500,000	485,646
U.S. Bank Subordinated Notes(e)
04/29/20	3.778%	1,550,000	1,629,461
Wachovia Corp. Subordinated Notes
08/01/14	5.250%	1,300,000	1,390,568
Total			23,699,642

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Brokerage —%
E*Trade Financial Corp. Senior Unsecured
12/01/15	7.875%	$30,000	$29,550
06/01/16	6.750%	75,000	76,500
Senior Unsecured PIK
11/30/17	12.500%	49,000	56,350
Nuveen Investments, Inc.
11/15/15	10.500%	21,000	20,265
Total			182,665
Building Materials —%
Building Materials Corp. of America Senior Notes(d)
05/01/21	6.750%	152,000	145,540
Euramax International, Inc. Senior Secured(d)
04/01/16	9.500%	50,000	43,000
Gibraltar Industries, Inc.
12/01/15	8.000%	10,000	9,825
Interface, Inc.
12/01/18	7.625%	24,000	24,570
Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	47,000	44,650
Nortek, Inc.(d)
12/01/18	10.000%	10,000	9,550
04/15/21	8.500%	55,000	47,025
Total			324,160
Chemicals 0.1%
CF Industries, Inc.
05/01/18	6.875%	70,000	79,100
05/01/20	7.125%	58,000	66,410
Celanese U.S. Holdings LLC
06/15/21	5.875%	10,000	10,025
Chemtura Corp.
09/01/18	7.875%	20,000	20,550
Hexion U.S. Finance Corp./Nova Scotia ULC Secured
11/15/20	9.000%	21,000	18,322
Senior Secured
02/01/18	8.875%	172,000	160,820
Lyondell Chemical Co. Senior Secured(d)
11/01/17	8.000%	132,000	145,860
MacDermid, Inc. Senior Subordinated Notes(d)
04/15/17	9.500%	27,000	25,650
Nalco Co.(d)
01/15/19	6.625%	119,000	130,900
Nova Chemicals Corp.(c) Senior Unsecured
11/01/16	8.375%	53,000	56,909
11/01/19	8.625%	55,000	60,156
Polypore International, Inc.
11/15/17	7.500%	100,000	99,000
Total			873,702

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Balanced Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Construction Machinery 0.1%
Case New Holland, Inc. Senior Notes
12/01/17	7.875%	$98,000	$106,085
Columbus McKinnon Corp.
02/01/19	7.875%	25,000	24,625
Manitowoc Co., Inc. (The)
11/01/20	8.500%	80,000	79,600
Neff Rental LLC/Finance Corp. Secured(d)
05/15/16	9.625%	84,000	74,760
RSC Equipment Rental, Inc./Holdings III LLC
11/15/19	10.250%	25,000	25,688
02/01/21	8.250%	38,000	35,435
RSC Equipment Rental, Inc./Holdings III LLC(d) Senior Secured
07/15/17	10.000%	35,000	37,975
United Rentals North America, Inc.
06/15/16	10.875%	9,000	9,855
12/15/19	9.250%	123,000	127,305
09/15/20	8.375%	77,000	70,262
Xerium Technologies, Inc.(d)
06/15/18	8.875%	50,000	47,000
Total			638,590
Consumer Cyclical Services —%
Garda World Security Corp. Senior Unsecured(c)(d)
03/15/17	9.750%	34,000	35,360
Goodman Networks, Inc. Senior Secured(d)
07/01/18	12.125%	57,000	56,573
West Corp.
10/01/18	8.625%	33,000	32,175
01/15/19	7.875%	40,000	38,200
Total			162,308
Consumer Products —%
Central Garden and Pet Co.
03/01/18	8.250%	74,000	72,150
Jarden Corp.
05/01/16	8.000%	45,000	47,981
Sealy Mattress Co.(a)
06/15/14	8.250%	41,000	40,078
Spectrum Brands Holdings, Inc. Senior Secured
06/15/18	9.500%	116,000	125,860
Visant Corp.
10/01/17	10.000%	44,000	42,900
Total			328,969
Diversified Manufacturing 0.2%
Amsted Industries, Inc. Senior Notes(d)
03/15/18	8.125%	89,000	91,670
CPM Holdings, Inc. Senior Secured
09/01/14	10.625%	55,000	58,437
Ingersoll-Rand Global Holding Co., Ltd.(c)
04/15/14	9.500%	235,000	279,461

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Diversified Manufacturing (cont.)
SPX Corp.(d)
09/01/17	6.875%	$29,000	$30,233
Tomkins LLC/Inc. Secured(d)
10/01/18	9.000%	70,000	74,200
Tyco International Ltd./Finance SA(c)
12/15/19	7.000%	790,000	963,600
WireCo WorldGroup, Inc. Senior Unsecured(d)
05/15/17	9.750%	120,000	123,300
Total			1,620,901
Electric 0.7%
AES Corp. (The) Senior Unsecured
06/01/20	8.000%	45,000	47,250
AES Corp. (The)(a)(d) Senior Notes
07/01/21	7.375%	71,000	71,710
Arizona Public Service Co. Senior Unsecured
10/15/11	6.375%	15,000	15,098
CMS Energy Corp. Senior Unsecured
12/15/15	6.875%	50,000	55,899
Calpine Corp. Senior Secured(d)
02/15/21	7.500%	91,000	92,138
Commonwealth Edison Co. 1st Mortgage
09/15/17	6.150%	900,000	1,063,184
DTE Energy Co. Senior Unsecured
05/15/14	7.625%	600,000	691,132
04/15/33	6.375%	340,000	397,680
Dominion Resources, Inc. Senior Unsecured
08/15/19	5.200%	435,000	498,203
Edison Mission Energy Senior Unsecured
05/15/17	7.000%	86,000	60,200
Energy Future Holdings Corp. Senior Secured
01/15/20	10.000%	30,000	30,116
Energy Future Intermediate Holding Co. LLC/Finance, Inc. Senior Secured
12/01/20	10.000%	39,000	39,346
GenOn Energy, Inc. Senior Unsecured(a)
10/15/18	9.500%	36,000	36,000
Indiana Michigan Power Co. Senior Unsecured
03/15/37	6.050%	330,000	375,856
KCP&L Greater Missouri Operations Co. Senior Unsecured
07/01/12	11.875%	125,000	135,575

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Balanced Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Electric (cont.)
Midwest Generation LLC Pass-Through Certificates
01/02/16	8.560%	$51,405	$50,634
NRG Energy, Inc.
01/15/17	7.375%	166,000	170,980
Nevada Power Co.
08/01/18	6.500%	860,000	1,039,552
Ohio Edison Co. Senior Unsecured
05/01/15	5.450%	110,000	122,671
07/15/36	6.875%	325,000	381,534
Pacific Gas & Electric Co. Senior Unsecured
03/01/37	5.800%	825,000	929,409
Progress Energy, Inc. Senior Unsecured
03/01/31	7.750%	650,000	858,918
Texas Competitive Electric Holdings Co. LLC/Finance, Inc. Senior Secured(a)(d)
10/01/20	11.500%	26,000	22,295
Total			7,185,380
Entertainment —%
AMC Entertainment, Inc.
06/01/19	8.750%	46,000	46,345
Cinemark U.S.A., Inc.(d)
06/15/21	7.375%	14,000	13,545
Regal Cinemas Corp.
07/15/19	8.625%	25,000	25,875
Speedway Motorsports, Inc.
06/01/16	8.750%	125,000	132,188
02/01/19	6.750%	6,000	5,700
Vail Resorts, Inc.(d)
05/01/19	6.500%	6,000	6,000
Total			229,653
Environmental —%
Clean Harbors, Inc. Senior Secured
08/15/16	7.625%	20,000	21,150
Food and Beverage 0.3%
ARAMARK Holdings Corp. Senior Notes PIK(d)
05/01/16	8.625%	22,000	22,055
Anheuser-Busch InBev Worldwide, Inc.(c)(e)
07/14/14	0.609%	1,000,000	1,001,617
Bacardi Ltd.(c)(d)
04/01/14	7.450%	95,000	108,892
Cott Beverages, Inc.
09/01/18	8.125%	9,000	9,315
Cott Beverages, Inc.(a)
11/15/17	8.375%	20,000	20,750
Darling International, Inc.
12/15/18	8.500%	5,000	5,412
Dean Foods Co.
12/15/18	9.750%	26,000	26,585

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Food and Beverage (cont.)
Kraft Foods, Inc. Senior Unsecured
02/01/18	6.125%	$550,000	$650,836
02/10/20	5.375%	410,000	465,678
SABMiller PLC Senior Unsecured(c)(d)
01/15/14	5.700%	810,000	886,226
Total			3,197,366
Gaming 0.1%
Boyd Gaming Corp. Senior Notes(a)(d)
12/01/18	9.125%	62,000	57,970
Caesars Entertainment Operating Co., Inc. Senior Secured
06/01/17	11.250%	97,000	104,517
Caesars Entertainment Operating Co., Inc.(a) Secured
12/15/18	10.000%	50,000	39,250
MGM Resorts International Senior Secured
03/15/20	9.000%	92,000	99,360
Senior Unsecured
03/01/18	11.375%	58,000	62,785
Penn National Gaming, Inc. Senior Subordinated Notes
08/15/19	8.750%	8,000	8,500
ROC Finance LLC/1 Corp. Secured(d)
09/01/18	12.125%	38,000	39,140
Seminole Indian Tribe of Florida(d)
10/01/17	7.750%	65,000	65,975
Seneca Gaming Corp.(d)
12/01/18	8.250%	63,000	61,898
Shingle Springs Tribal Gaming Authority Senior Notes(d)
06/15/15	9.375%	31,000	20,383
Tunica-Biloxi Gaming Authority Senior Unsecured(d)
11/15/15	9.000%	23,000	23,230
Total			583,008
Gas Distributors 0.2%
Atmos Energy Corp. Senior Unsecured
06/15/17	6.350%	425,000	513,656
Energy Transfer Equity LP Senior Secured
10/15/20	7.500%	73,000	75,372
Sempra Energy Senior Unsecured
06/01/16	6.500%	905,000	1,076,703
Total			1,665,731
Gas Pipelines 0.5%
Colorado Interstate Gas Co. Senior Unsecured
11/15/15	6.800%	887,000	1,039,660
Copano Energy LLC/Finance Corp.
04/01/21	7.125%	25,000	24,875

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Balanced Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Gas Pipelines (cont.)
El Paso Corp. Senior Unsecured
06/15/14	6.875%	$35,000	$38,983
09/15/20	6.500%	125,000	135,000
01/15/32	7.750%	81,000	90,627
Enterprise Products Operating LLC(a)
02/01/41	5.950%	350,000	363,768
Nisource Finance Corp.
09/15/17	5.250%	1,080,000	1,209,420
Regency Energy Partners LP/Finance Corp.
06/01/16	9.375%	119,000	130,305
12/01/18	6.875%	37,000	37,833
07/15/21	6.500%	97,000	97,242
Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	168,000	164,640
TransCanada PipeLines Ltd.(c)(e)
05/15/67	6.350%	245,000	246,990
Williams Partners LP/Finance Corp. Senior Unsecured
02/01/17	7.250%	870,000	1,043,368
Total			4,622,711
Health Care 0.4%
AMGH Merger Sub, Inc. Senior Secured(d)
11/01/18	9.250%	62,000	62,775
American Renal Associates Holdings, Inc. Senior Unsecured PIK(d)
03/01/16	9.750%	10,000	9,850
American Renal Holdings Co., Inc. Senior Secured
05/15/18	8.375%	71,000	70,823
CDRT Merger Sub, Inc.(d)
06/01/19	8.125%	24,000	22,380
CHS/Community Health Systems, Inc.(a)
07/15/15	8.875%	74,000	75,017
Cardinal Health, Inc. Senior Unsecured
06/15/15	4.000%	1,050,000	1,129,818
ConvaTec Healthcare E SA Senior Unsecured(c)(d)
12/15/18	10.500%	95,000	86,450
Express Scripts, Inc.
06/15/14	6.250%	632,000	703,880
Fresenius Medical Care U.S. Finance, Inc.(d)
02/15/21	5.750%	28,000	26,740
HCA, Inc.
02/15/22	7.500%	108,000	106,920
Senior Secured
02/15/20	6.500%	110,000	111,237
02/15/20	7.875%	19,000	20,140
09/15/20	7.250%	235,000	241,462
Hanger Orthopedic Group, Inc.
11/15/18	7.125%	62,000	60,295
Healthsouth Corp.
02/15/20	8.125%	77,000	77,385
09/15/22	7.750%	7,000	7,000

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Health Care (cont.)
Hospira, Inc. Senior Unsecured
03/30/17	6.050%	$750,000	$876,055
InVentiv Health, Inc.(d)
08/15/18	10.000%	51,000	46,028
LifePoint Hospitals, Inc.
10/01/20	6.625%	8,000	7,800
Multiplan, Inc.(d)
09/01/18	9.875%	82,000	83,230
Radnet Management, Inc.
04/01/18	10.375%	22,000	21,725
Rural/Metro Corp. Senior Unsecured(d)
07/15/19	10.125%	44,000	43,120
STHI Holding Corp. Secured(d)
03/15/18	8.000%	20,000	19,000
Tenet Healthcare Corp. Senior Secured
07/01/19	8.875%	30,000	31,800
Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	127,000	120,967
02/01/19	7.750%	5,000	4,688
Total			4,066,585
Healthcare Insurance 0.1%
UnitedHealth Group, Inc. Senior Unsecured
03/15/15	4.875%	1,025,000	1,139,089
Home Construction —%
Shea Homes LP/Funding Corp. Senior Secured(d)
05/15/19	8.625%	75,000	63,375
Independent Energy 0.6%
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	1,030,000	1,157,812
Antero Resources Finance Corp. Senior Notes(d)
08/01/19	7.250%	4,000	3,890
Berry Petroleum Co. Senior Subordinated Notes
11/01/16	8.250%	5,000	5,163
Senior Unsecured
11/01/20	6.750%	25,000	24,313
Brigham Exploration Co.
10/01/18	8.750%	66,000	71,940
Brigham Exploration Co.(d)
06/01/19	6.875%	12,000	11,880
Canadian Natural Resources Ltd. Senior Unsecured(c)
05/15/17	5.700%	800,000	934,859
Carrizo Oil & Gas, Inc.
10/15/18	8.625%	95,000	96,900
Chaparral Energy, Inc.
10/01/20	9.875%	35,000	35,612
09/01/21	8.250%	75,000	71,625

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Balanced Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Independent Energy (cont.)
Chesapeake Energy Corp.
08/15/20	6.625%	$145,000	$151,525
02/15/21	6.125%	117,000	118,755
Comstock Resources, Inc.
10/15/17	8.375%	3,000	3,068
04/01/19	7.750%	40,000	40,000
Concho Resources, Inc.
10/01/17	8.625%	45,000	48,150
01/15/21	7.000%	68,000	69,700
01/15/22	6.500%	19,000	19,095
Continental Resources, Inc.
04/01/21	7.125%	85,000	87,125
Denbury Resources, Inc.
03/01/16	9.750%	76,000	83,410
EXCO Resources, Inc.
09/15/18	7.500%	81,000	77,557
Goodrich Petroleum Corp.(d)
03/15/19	8.875%	38,000	37,810
Hilcorp Energy I LP/Finance Co. Senior Unsecured(d)
11/01/15	7.750%	45,000	45,900
Laredo Petroleum, Inc. Senior Unsecured(d)
02/15/19	9.500%	108,000	114,480
Linn Energy LLC/Finance Corp.(d)
05/15/19	6.500%	53,000	50,615
MEG Energy Corp.(c)(d)
03/15/21	6.500%	60,000	60,000
Nexen, Inc. Senior Unsecured(c)
03/10/35	5.875%	850,000	804,696
Oasis Petroleum, Inc. Senior Unsecured(d)
02/01/19	7.250%	87,000	85,260
Petrohawk Energy Corp.
08/15/18	7.250%	100,000	116,625
Petrohawk Energy Corp.(d)
06/01/19	6.250%	45,000	52,312
QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	47,000	49,350
Range Resources Corp.
05/15/19	8.000%	45,000	48,937
08/01/20	6.750%	20,000	20,950
06/01/21	5.750%	50,000	50,250
Venoco, Inc. Senior Unsecured
02/15/19	8.875%	70,000	62,650
Woodside Finance Ltd.(c)(d)
11/10/14	4.500%	840,000	897,524
Total			5,609,738
Integrated Energy 0.1%
Petro-Canada Senior Unsecured(c)
05/15/18	6.050%	935,000	1,083,945

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Life Insurance 0.3%
ING Groep NV(c)(e)
12/29/49	5.775%	$153,000	$128,520
Lincoln National Corp. Senior Unsecured
07/01/19	8.750%	600,000	744,079
MetLife, Inc. Senior Unsecured
08/15/18	6.817%	1,010,000	1,195,042
Prudential Financial, Inc. Senior Unsecured
06/15/17	6.100%	950,000	1,059,516
Total			3,127,157
Lodging —%
Starwood Hotels & Resorts Worldwide, Inc. Senior Unsecured
12/01/19	7.150%	30,000	32,850
Wyndham Worldwide Corp. Senior Unsecured
12/01/16	6.000%	20,000	21,142
Total			53,992
Media Cable 0.2%
CCO Holdings LLC/Capital Corp.
01/15/19	7.000%	57,000	57,285
04/30/20	8.125%	145,000	153,337
CSC Holdings LLC Senior Unsecured
02/15/19	8.625%	32,000	35,280
CSC Holdings LLC(a) Senior Unsecured
02/15/18	7.875%	35,000	37,013
Cablevision Systems Corp. Senior Unsecured
09/15/17	8.625%	67,000	71,020
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(d)
11/15/17	8.625%	137,000	142,480
DIRECTV Holdings LLC/Financing Co., Inc.
03/01/21	5.000%	975,000	1,048,145
DISH DBS Corp.
02/01/16	7.125%	52,000	53,040
09/01/19	7.875%	152,000	161,500
Insight Communications Co., Inc. Senior Notes(d)
07/15/18	9.375%	15,000	17,100
Quebecor Media, Inc. Senior Unsecured(c)
03/15/16	7.750%	30,000	30,225
Videotron Ltee(c)
04/15/18	9.125%	36,000	39,330
Total			1,845,755
Media Non-Cable 0.5%
AMC Networks, Inc.(d)
07/15/21	7.750%	78,000	80,730
Clear Channel Communications, Inc. Senior Secured
03/01/21	9.000%	109,000	87,745

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Balanced Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Media Non-Cable (cont.)
Clear Channel Worldwide Holdings, Inc.
12/15/17	9.250%	$116,000	$124,120
Cumulus Media, Inc.(a)(d)
05/01/19	7.750%	36,000	31,320
EH Holding Corp.(a)(d)
06/15/21	7.625%	104,000	103,480
EH Holding Corp.(d) Senior Secured
06/15/19	6.500%	44,000	44,000
Entravision Communications Corp. Senior Secured
08/01/17	8.750%	56,000	54,600
Intelsat Jackson Holdings SA(c)(d)
10/15/20	7.250%	170,000	164,050
Intelsat Luxembourg SA PIK(c)
02/04/17	11.500%	48,000	46,620
NBCUniversal Media LLC Senior Unsecured
04/01/41	5.950%	1,100,000	1,156,454
National CineMedia LLC Senior Unsecured(d)
07/15/21	7.875%	55,000	51,975
News America, Inc.
03/15/33	6.550%	1,150,000	1,228,320
Nielsen Finance LLC/Co.
10/15/18	7.750%	109,000	112,543
Salem Communications Corp. Secured
12/15/16	9.625%	61,000	61,991
Sinclair Television Group, Inc. Secured(d)
11/01/17	9.250%	112,000	119,280
TCM Sub LLC(d)
01/15/15	3.550%	1,140,000	1,209,954
Univision Communications, Inc.(d)
05/15/21	8.500%	73,000	62,050
Senior Secured
11/01/20	7.875%	63,000	60,480
XM Satellite Radio, Inc.(d)
11/01/18	7.625%	138,000	142,830
Total			4,942,542
Metals 0.3%
Alpha Natural Resources, Inc.
06/01/19	6.000%	39,000	38,415
06/01/21	6.250%	39,000	38,123
ArcelorMittal Senior Unsecured(a)(c)
03/01/21	5.500%	1,000,000	979,049
Arch Coal, Inc.(d)
06/15/19	7.000%	100,000	98,750
06/15/21	7.250%	67,000	66,162
Calcipar SA Senior Secured(c)(d)
05/01/18	6.875%	29,000	27,478

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Metals (cont.)
Consol Energy, Inc.
04/01/17	8.000%	$15,000	$15,956
04/01/20	8.250%	143,000	153,725
FMG Resources August 2006 Proprietary Ltd.(c)(d)
11/01/15	7.000%	76,000	76,285
02/01/16	6.375%	53,000	51,543
02/01/18	6.875%	70,000	69,300
JMC Steel Group Senior Notes(d)
03/15/18	8.250%	60,000	58,650
Noranda Aluminum Acquisition Corp. PIK(e)
05/15/15	4.417%	13,362	12,326
Novelis, Inc.(c)
12/15/17	8.375%	45,000	46,463
12/15/20	8.750%	76,000	79,990
Rain CII Carbon LLC/Corp. Senior Secured(d)
12/01/18	8.000%	72,000	73,620
Vale Overseas Ltd.(c)
01/23/17	6.250%	795,000	902,463
Total			2,788,298
Non-Captive Consumer —%
SLM Corp. Senior Notes
01/25/16	6.250%	50,000	51,122
Senior Unsecured
03/25/20	8.000%	84,000	86,313
Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	127,000	106,680
Total			244,115
Non-Captive Diversified 0.4%
Ally Financial, Inc.
12/01/17	6.250%	25,000	24,048
03/15/20	8.000%	299,000	301,990
09/15/20	7.500%	87,000	85,477
CIT Group, Inc. Secured
05/01/17	7.000%	83,000	81,963
CIT Group, Inc.(a)(d) Secured
04/01/18	6.625%	45,000	45,000
CIT Group, Inc.(d) Secured
05/02/16	7.000%	95,000	94,525
05/02/17	7.000%	140,000	138,250
Ford Motor Credit Co. LLC Senior Unsecured
01/15/20	8.125%	176,000	196,707
02/01/21	5.750%	116,000	115,665
General Electric Capital Corp. Senior Unsecured(e)
09/15/14	0.507%	3,000,000	2,900,160

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Balanced Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Non-Captive Diversified (cont.)
International Lease Finance Corp. Senior Unsecured
03/15/17	8.750%	$22,000	$22,605
09/01/17	8.875%	80,000	82,200
05/15/19	6.250%	71,000	64,258
International Lease Finance Corp.(a) Senior Unsecured
12/15/20	8.250%	137,000	139,397
Total			4,292,245
Oil Field Services 0.1%
Offshore Group Investments Ltd.(c) Senior Secured
08/01/15	11.500%	92,000	97,980
Offshore Group Investments Ltd.(c)(d) Senior Secured
08/01/15	11.500%	30,000	31,765
Oil States International, Inc.(d)
06/01/19	6.500%	95,000	95,000
Trinidad Drilling Ltd. Senior Unsecured(c)(d)
01/15/19	7.875%	30,000	30,550
Weatherford International Ltd.(c)
03/15/13	5.150%	5,000	5,266
Weatherford International, Inc.
06/15/37	6.800%	935,000	1,022,865
Total			1,283,426
Other Industry —%
Aquilex Holdings LLC/Finance Corp.
12/15/16	11.125%	56,000	32,480
Interline Brands, Inc.
11/15/18	7.000%	36,000	36,000
Total			68,480
Packaging 0.1%
Ardagh Packaging Finance PLC Senior Secured(c)(d)
10/15/17	7.375%	98,000	96,530
Ball Corp.
09/01/19	7.375%	35,000	37,975
09/15/20	6.750%	40,000	42,100
Crown Americas LLC/Capital Corp. III Senior Notes(d)
02/01/21	6.250%	49,000	48,878
Greif, Inc. Senior Unsecured
02/01/17	6.750%	55,000	55,963
08/01/19	7.750%	55,000	58,437
Reynolds Group Issuer, Inc./LLC(d)
02/15/21	8.250%	23,000	19,550
Senior Secured
10/15/16	8.500%	18,000	18,495
04/15/19	7.125%	93,000	88,117
08/15/19	7.875%	37,000	36,630
02/15/21	6.875%	35,000	32,725
Senior Unsecured
08/15/19	9.875%	73,000	68,620
Total			604,020

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Paper —%
Cascades, Inc.(c)
12/15/17	7.750%	$73,000	$70,810
01/15/20	7.875%	40,000	38,500
Graphic Packaging International, Inc.
06/15/17	9.500%	135,000	146,813
10/01/18	7.875%	24,000	24,840
Verso Paper Holdings LLC/Inc. Secured(a)
02/01/19	8.750%	102,000	81,345
Total			362,308
Pharmaceuticals —%
Endo Pharmaceuticals Holdings, Inc.(d)
01/15/22	7.250%	29,000	29,580
Grifols, Inc. Senior Secured(d)
02/01/18	8.250%	88,000	88,440
Mylan, Inc.(d)
11/15/18	6.000%	75,000	74,625
Warner Chilcott Co./Finance LLC(d)
09/15/18	7.750%	40,000	39,300
Total			231,945
Property & Casualty 0.4%
Berkshire Hathaway, Inc.(e) Senior Unsecured
08/15/14	0.986%	1,250,000	1,253,541
CNA Financial Corp. Senior Unsecured
11/15/19	7.350%	833,000	949,950
Transatlantic Holdings, Inc. Senior Unsecured
11/30/39	8.000%	750,000	858,749
Travelers Companies, Inc. (The) Senior Unsecured
05/15/18	5.800%	1,000,000	1,151,255
Total			4,213,495
Railroads 0.2%
CSX Corp. Senior Unsecured
06/01/21	4.250%	1,060,000	1,112,145
Canadian Pacific Railway Co. Senior Unsecured(c)
03/15/23	4.450%	840,000	880,164
Total			1,992,309
Refining —%
United Refining Co. Senior Secured
02/28/18	10.500%	50,000	50,500
REITs 0.3%
Duke Realty LP Senior Unsecured
08/15/19	8.250%	650,000	765,110
Kimco Realty Corp. Senior Unsecured(a)
02/01/18	4.300%	775,000	792,082

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Balanced Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
REITs (cont.)
Simon Property Group LP Senior Unsecured
02/01/40	6.750%	$755,000	$852,737
Total			2,409,929
Retailers 0.1%
Asbury Automotive Group, Inc.
11/15/20	8.375%	10,000	9,825
CVS Caremark Corp. Senior Unsecured
06/01/17	5.750%	365,000	420,151
CVS Pass-Through Trust Pass-Through Certificates(d)
01/10/32	7.507%	339,812	413,361
Limited Brands, Inc.
04/01/21	6.625%	79,000	79,988
Michaels Stores, Inc.
11/01/16	11.375%	10,000	10,375
QVC, Inc.(d) Senior Secured
10/01/19	7.500%	54,000	58,320
10/15/20	7.375%	58,000	62,060
Rite Aid Corp.
06/15/17	9.500%	23,000	20,125
Rite Aid Corp.(a) Senior Secured
08/15/20	8.000%	82,000	86,100
Toys R Us—Delaware, Inc. Senior Secured(d)
09/01/16	7.375%	78,000	75,855
Toys R Us, Inc. Senior Unsecured
04/15/13	7.875%	20,000	20,350
Total			1,256,510
Supermarkets —%
Kroger Co. (The)
07/15/40	5.400%	300,000	307,850
Technology 0.3%
Amkor Technology, Inc. Senior Unsecured
05/01/18	7.375%	142,000	143,065
Amkor Technology, Inc.(a)(d) Senior Unsecured
06/01/21	6.625%	5,000	4,663
Brocade Communications Systems, Inc. Senior Secured
01/15/18	6.625%	57,000	57,427
01/15/20	6.875%	27,000	27,473
CDW LLC/Finance Corp.(d)
04/01/19	8.500%	92,000	84,640
Cardtronics, Inc.
09/01/18	8.250%	118,000	123,900
CommScope, Inc.(a)(d)
01/15/19	8.250%	24,000	23,760
Equinix, Inc. Senior Unsecured
07/15/21	7.000%	25,000	25,500

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Technology (cont.)
First Data Corp.(a)
09/24/15	9.875%	$17,000	$15,555
First Data Corp.(d)
01/15/21	12.625%	92,000	86,940
Senior Secured
06/15/19	7.375%	57,000	53,580
08/15/20	8.875%	78,000	77,220
Freescale Semiconductor, Inc. Senior Secured(d)
04/15/18	9.250%	78,000	82,095
Hewlett-Packard Co. Senior Unsecured(a)
06/01/21	4.300%	1,050,000	1,090,606
Interactive Data Corp.
08/01/18	10.250%	35,000	37,100
NXP BV/Funding LLC Senior Secured(c)(d)
08/01/18	9.750%	135,000	141,750
Oracle Corp. Senior Unsecured
04/15/38	6.500%	700,000	871,194
SunGard Data Systems, Inc.
11/15/18	7.375%	79,000	75,247
iGate Corp.(d)
05/01/16	9.000%	75,000	71,250
Total			3,092,965
Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.
01/15/19	8.250%	40,000	38,700
ERAC U.S.A. Finance LLC(d)
10/15/17	6.375%	400,000	473,272
10/15/37	7.000%	305,000	362,107
Hertz Corp. (The)(a)(d)
01/15/21	7.375%	36,000	34,470
Hertz Corp. (The)(d)
10/15/18	7.500%	68,000	67,320
Total			975,869
Wireless 0.4%
America Movil SAB de CV(c)
11/15/17	5.625%	570,000	651,421
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured(d)
05/01/17	7.750%	75,000	80,250
Cricket Communications, Inc. Senior Secured
05/15/16	7.750%	118,000	119,475
Cricket Communications, Inc.(d) Senior Notes
10/15/20	7.750%	39,000	34,515
MetroPCS Wireless, Inc.
09/01/18	7.875%	57,000	57,998
11/15/20	6.625%	39,000	36,465
NII Capital Corp.
08/15/16	10.000%	7,000	7,875
Nextel Communications, Inc.
08/01/15	7.375%	73,000	71,814

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Balanced Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Wireless (cont.)
Rogers Communications, Inc.(c)
08/15/18	6.800%	$860,000	$1,051,629
SBA Telecommunications, Inc.
08/15/19	8.250%	113,000	119,497
Sprint Capital Corp.
11/15/28	6.875%	25,000	22,375
Sprint Nextel Corp. Senior Unsecured
08/15/17	8.375%	123,000	128,842
United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	1,000,000	1,008,768
Vodafone Group PLC Senior Unsecured(c)
03/15/16	5.750%	460,000	526,700
Wind Acquisition Finance SA(c)(d) Secured
07/15/17	11.750%	100,000	103,750
Senior Secured
02/15/18	7.250%	147,000	138,915
Total			4,160,289
Wirelines 0.7%
AT&T, Inc. Senior Unsecured
02/15/39	6.550%	1,125,000	1,301,338
Cincinnati Bell, Inc.
10/15/17	8.250%	53,000	52,867
10/15/20	8.375%	66,000	65,010
Embarq Corp. Senior Unsecured
06/01/36	7.995%	950,000	903,091
Frontier Communications Corp. Senior Unsecured
04/15/15	7.875%	26,000	27,430
04/15/20	8.500%	98,000	102,655
Integra Telecom Holdings, Inc. Senior Secured(d)
04/15/16	10.750%	24,000	22,800
Level 3 Communications, Inc. Senior Unsecured(d)
02/01/19	11.875%	45,000	46,688
Level 3 Escrow, Inc. Senior Unsecured(d)
07/01/19	8.125%	25,000	23,750
Level 3 Financing, Inc.
02/15/17	8.750%	75,000	73,500
02/01/18	10.000%	25,000	25,188
Level 3 Financing, Inc.(d)
04/01/19	9.375%	59,000	58,410
PAETEC Holding Corp.
12/01/18	9.875%	75,000	79,875
Senior Secured
06/30/17	8.875%	87,000	92,872
Qwest Communications International, Inc.
04/01/18	7.125%	139,000	145,950
Telecom Italia Capital SA(c)
07/18/36	7.200%	1,100,000	1,014,010

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Wirelines (cont.)
Telefonica Emisiones SAU(c)
01/15/15	4.949%	$1,410,000	$1,442,554
Verizon New York, Inc. Senior Unsecured
04/01/32	7.375%	1,445,000	1,702,107
Windstream Corp.
11/01/17	7.875%	81,000	85,151
09/01/18	8.125%	25,000	25,938
tw telecom holdings, inc.
03/01/18	8.000%	72,000	74,160
Total			7,365,344
Total Corporate Bonds & Notes (Cost: $102,407,812)			$105,260,001
Residential Mortgage-Backed Securities—Agency 9.1%
Federal Home Loan Mortgage Corp.(e)(f)
08/01/36	3.431%	$66,993	$70,989
12/01/36	6.070%	62,039	67,659
Federal Home Loan Mortgage Corp.(f)
03/01/17-04/01/32	6.000%	941,773	1,058,184
05/01/18-05/01/38	5.500%	6,247,945	6,829,186
08/01/18-05/01/41	5.000%	12,529,460	13,498,092
06/01/32-07/01/32	7.000%	995,222	1,151,582
06/01/41	4.500%	1,616,069	1,707,972
CMO Series 1614 Class MZ
11/15/23	6.500%	49,287	55,873
CMO Series 2735 Class OG
08/15/32	5.000%	370,000	392,027
CMO Series 2872 Class GD
05/15/33	5.000%	700,000	762,608
CMO Series 3774 Class AB
12/15/20	3.500%	457,930	489,483
CMO Series 3832 Class AC
10/15/18	3.000%	534,061	555,814
CMO Series 3838 Class AB
11/15/18	3.000%	1,165,250	1,208,717
CMO Series 3840 Class AU
05/15/37	3.500%	1,532,062	1,615,848
Federal Home Loan Mortgage Corp.(f)(g)
09/01/41	3.500%	1,765,000	1,774,790
09/01/41	4.000%	6,850,000	7,092,426
09/01/41	4.500%	13,575,000	14,325,867
09/01/41	5.000%	5,250,000	5,643,750
Federal National Mortgage Association(e)(f)
08/01/34	5.470%	207,351	222,040
04/01/36	2.046%	67,678	71,037
08/01/36	5.840%	58,959	61,927
CMO Series 2006-M2 Class A2A
10/25/32	5.271%	2,800,000	3,273,726
Federal National Mortgage Association(f)
03/01/17-12/01/34	6.500%	1,145,525	1,301,347
09/01/17-11/01/32	6.000%	1,290,019	1,418,211
04/01/18-10/01/40	4.500%	2,612,946	2,775,945
12/01/20-08/01/40	5.000%	6,410,710	6,940,031
07/01/23-02/01/38	5.500%	3,441,275	3,790,443
06/01/31-08/01/32	7.000%	703,771	822,036

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Balanced Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities—Agency (continued)
CMO Series 2009-14 Class PC
03/25/24	4.000%	$559,452	$592,074
CMO Series 2011-3 Class EK
05/25/20	2.750%	838,908	869,541
Federal National Mortgage Association(f)(g)
09/01/41	4.000%	8,625,000	8,937,656
Federal National Mortgage Association(f)(h) CMO IO Series 2003-63 Class IP
07/25/33	6.000%	911,722	172,498
CMO IO Series 2003-71 Class IM
12/25/31	5.500%	226,331	17,980
CMO IO Series 2004-84 Class GI
12/25/22	5.000%	84,635	3,017
Government National Mortgage Association(f)
10/15/33	5.500%	599,823	673,153
CMO Series 2009-100 Class AP
05/16/39	4.000%	200,241	210,819
Government National Mortgage Association(f)(h) CMO IO Series 2002-70 Class IC
08/20/32	9.031%	278,913	36,895
Total Residential Mortgage-Backed Securities—Agency (Cost: $87,968,464)			$90,491,243
Residential Mortgage-Backed Securities—Non-Agency 0.2%
BCAP LLC Trust CMO Series 2006-RR1 Class PB(f)
11/25/36	5.000%	$466,209	$465,593
Citigroup Mortgage Loan Trust, Inc. CMO Series 2010-6 Class 1A1(d)(f)
05/25/35	4.750%	881,330	893,864
Structured Asset Securities Corp.(f) CMO Series 2003-14 Class 1A3
05/25/33	5.500%	212,144	218,122
CMO Series 2003-21 Class 1A3
07/25/33	5.500%	102,386	103,237
Total Residential Mortgage-Backed Securities—Non-Agency (Cost: $1,666,166)			$1,680,816
Commercial Mortgage-Backed Securities—Agency 1.4%
Government National Mortgage Association(e)(f) CMO Series 2010-52 Class AE
06/16/36	4.115%	$1,331,696	$1,423,707
Government National Mortgage Association(f) CMO Series 2010-159 Class A
01/16/33	2.159%	1,325,389	1,349,940
CMO Series 2010-161 Class AB
05/16/35	2.110%	343,996	350,921
CMO Series 2011-16 Class A
11/16/34	2.210%	1,036,879	1,054,269
CMO Series 2011-31 Class A
12/16/35	2.210%	717,857	734,175
CMO Series 2011-49 Class A
07/16/38	2.450%	769,756	792,637
CMO Series 2011-64 Class A
08/16/34	2.380%	4,073,556	4,175,754

Issuer	Coupon Rate	Principal Amount	Value
Commercial Mortgage-Backed Securities—Agency (continued)
CMO Series 2011-64 Class AD
11/16/38	2.700%	$870,660	$902,243
CMO Series 2011-78 Class A
08/16/34	2.250%	3,385,469	3,442,991
Total Commercial Mortgage-Backed Securities—Agency (Cost: $14,086,554)			$14,226,637
Commercial Mortgage-Backed Securities—Non-Agency 3.6%
Americold LLC Trust Series 2010-ARTA Class A1(d)(f)
01/14/29	3.847%	$429,416	$440,270
Banc of America Merrill Lynch Commercial Mortgage, Inc.(f) Series 2005-3 Class A3A
07/10/43	4.621%	425,000	429,162
Series 2005-3 Class A4
07/10/43	4.668%	375,000	400,157
Bear Stearns Commercial Mortgage Securities(e)(f) Series 2005-T20 Class AAB
10/12/42	5.279%	801,375	830,945
Series 2007-T28 Class A4
09/11/42	5.742%	750,000	834,887
Bear Stearns Commercial Mortgage Securities(f) Series 2007-PW18 Class A1
06/11/50	5.038%	30,387	30,521
CDC Commercial Mortgage Trust Series 2002-FX1 Class A2(f)
11/15/30	5.676%	261,499	262,454
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4(f)
12/11/49	5.322%	625,000	643,916
Commercial Mortgage Pass-Through Certificates(d)(f) Series 2011-THL Class A
06/09/28	3.376%	1,900,000	1,874,447
Commercial Mortgage Pass-Through Certificates(f) Series 2006-C8 Class AAB
12/10/46	5.291%	1,210,000	1,277,873
Credit Suisse First Boston Mortgage Securities Corp.(e)(f) Series 2004-C1 Class A4
01/15/37	4.750%	415,000	434,537
Series 2005-C4 Class AAB
08/15/38	5.065%	408,838	418,856
Credit Suisse First Boston Mortgage Securities Corp.(f) Series 2003-C5 Class A3
12/15/36	4.429%	205,654	206,810
Series 2004-C2 Class A1
05/15/36	3.819%	68,531	68,952
Credit Suisse Mortgage Capital Certificates Series 2006-C2 Class A2(e)(f)
03/15/39	5.850%	660,000	678,519
DBUBS Mortgage Trust Series 2011-LC1A Class A3(d)(f)
11/10/46	5.002%	150,000	156,802
GE Capital Commercial Mortgage Corp.(f) Series 2001-3 Class A2
06/10/38	6.070%	75,022	74,968

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Balanced Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Commercial Mortgage-Backed Securities—Non-Agency (continued)
Series 2003-C1 Class A4
01/10/38	4.819%	$548,672	$567,218
Series 2005-C2 Class A2
05/10/43	4.706%	344,038	343,777
GS Mortgage Securities Corp. II(d)(f) Series 2011-GC3 Class A1
03/10/44	2.331%	696,301	700,314
GS Mortgage Securities Corp. II(e)(f) Series 2007-GG10 Class F
08/10/45	5.998%	575,000	43,045
General Electric Capital Assurance Co.(d)(e)(f) Series 2003-1 Class A4
05/12/35	5.254%	433,535	458,587
Series 2003-1 Class A5
05/12/35	5.743%	250,000	279,415
Greenwich Capital Commercial Funding Corp.(e)(f) Series 2005-GG5 Class AAB
04/10/37	5.190%	600,000	624,762
Greenwich Capital Commercial Funding Corp.(f) Series 2005-GG3 Class AAB
08/10/42	4.619%	1,693,938	1,737,020
Series 2005-GG5 Class A2
04/10/37	5.117%	504,198	506,535
Series 2007-GG9 Class A4
03/10/39	5.444%	2,600,000	2,746,939
JPMorgan Chase Commercial Mortgage Securities Corp.(d)(f) Series 2009-IWST Class A2
12/05/27	5.633%	300,000	323,677
Series 2010-C1 Class A1
06/15/43	3.853%	292,690	301,640
Series 2010-C2 Class A3
11/15/43	4.070%	200,000	193,036
Series 2010-CNTR Class A2
08/05/32	4.311%	450,000	434,910
Series 2011-C3 Class A4
02/16/46	4.717%	450,000	451,952
JPMorgan Chase Commercial Mortgage Securities Corp.(e)(f) Series 2005-CB11 Class ASB
08/12/37	5.201%	820,610	849,675
Series 2005-LDP3 Class ASB
08/15/42	4.893%	410,649	428,822
Series 2005-LDP4 Class ASB
10/15/42	4.824%	293,887	305,253
Series 2005-LDP5 Class A4
12/15/44	5.373%	600,000	654,655
Series 2006-LDP6 Class ASB
04/15/43	5.490%	131,631	138,546
JPMorgan Chase Commercial Mortgage Securities Corp.(f) Series 2001-C1 Class A3
10/12/35	5.857%	125,685	125,519
Series 2003-LN1 Class A1
10/15/37	4.134%	319,677	325,474
Series 2003-ML1A Class A1
03/12/39	3.972%	126,072	126,994
Series 2004-LN2 Class A1
07/15/41	4.475%	462,564	465,748

Issuer	Coupon Rate	Principal Amount	Value
Commercial Mortgage-Backed Securities—Non-Agency (continued)
Series 2005-LDP2 Class A3
07/15/42	4.697%	$186,941	$189,331
Series 2005-LDP2 Class ASB
07/15/42	4.659%	334,517	346,804
Series 2007-CB18 Class A3
06/12/47	5.447%	791,000	821,269
Series 2007-CB18 Class A4
06/12/47	5.440%	820,000	873,280
LB-UBS Commercial Mortgage Trust(e)(f) Series 2006-C4 Class AAB
06/15/32	6.042%	579,658	614,664
Series 2007-C7 Class A3
09/15/45	5.866%	550,000	578,513
LB-UBS Commercial Mortgage Trust(f) Series 2004-C2 Class A3
03/15/29	3.973%	295,126	302,412
Series 2007-C1 Class AAB
02/15/40	5.403%	820,000	867,369
Merrill Lynch Mortgage Trust Series 2008-C1 Class A1(f)
02/12/51	4.706%	7,879	7,949
Morgan Stanley Capital I(d)(e)(f) Series 2011-C1 Class A4
09/15/47	5.033%	300,000	321,715
Morgan Stanley Capital I(e)(f) Series 2006-T23 Class AAB
08/12/41	5.984%	474,807	504,787
Morgan Stanley Capital I(f) Series 2004-IQ8 Class A3
06/15/40	4.500%	37,993	37,949
Series 2006-IQ12 Class AAB
12/15/43	5.325%	820,000	852,685
Morgan Stanley Dean Witter Capital I Series 2001-TOP5 Class A4(f)
10/15/35	6.390%	137,701	137,840
Morgan Stanley Reremic Trust(d)(e)(f) Series 2009-GG10 Class A4A
08/12/45	5.998%	825,000	904,580
Series 2010-GG10 Class A4A
08/15/45	5.998%	3,400,000	3,727,964
Nationslink Funding Corp. Series 1999-LTL1 Class A3(f)
01/22/26	7.104%	252,448	273,383
SACO I, Inc. CMO Series 1995-1 Class A(d)(e)(f)(i)(j)(k)
09/25/24	0.000%	6,004	1,981
Wachovia Bank Commercial Mortgage Trust(e)(f) Series 2005- C22 Class AM
12/15/44	5.494%	200,000	188,746
Series 2005-C20 Class A5
07/15/42	5.087%	285,227	286,875
Wachovia Bank Commercial Mortgage Trust(f) Series 2005-C17 Class APB
03/15/42	5.037%	719,922	744,721
Series 2006-C24 Class APB
03/15/45	5.576%	313,921	325,727

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Balanced Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Commercial Mortgage-Backed Securities—Non-Agency (continued)
Series 2006-C27 Class APB
07/15/45	5.727%	$499,996	$515,552
Total Commercial Mortgage-Backed Securities—Non-Agency (Cost: $35,077,243)			$35,623,685
Asset-Backed Securities—Non-Agency 0.9%
Access Group, Inc. Series 2005-1 Class A1(e)
06/22/18	0.327%	$189,912	$189,818
Ally Master Owner Trust CMO Series 2011-3 Class A1(e)
05/15/16	0.837%	1,275,000	1,270,883
AmeriCredit Automobile Receivables Trust Series 2007-AX Class A4 (XLCA)(e)
10/06/13	0.245%	97,592	97,257
Avis Budget Rental Car Funding AESOP LLC Series 2010-2A Class A(d)
08/20/14	3.630%	250,000	258,576
Capital Auto Receivables Asset Trust Series 2007-4A Class A4
05/15/14	5.300%	204,102	207,037
Chrysler Financial Auto Securitization Trust Series 2010-A Class A3
08/08/13	0.910%	550,000	549,693
Citibank Credit Card Issuance Trust Series 2008-C6 Class C6
06/20/14	6.300%	550,000	571,857
Cityscape Home Equity Loan Trust Series 1997-B Class A7(i)
05/25/28	7.410%	58,420	58,381
Crown Castle Towers LLC Senior Secured(d)
01/15/15	4.523%	650,000	687,375
DT Auto Owner Trust(d) Series 2009-1 Class A1
10/15/15	2.980%	350,920	351,895
Series 2010-1A Class A2
12/17/12	0.990%	433,994	434,028
Deutsche Mortgage Securities, Inc. CMO Series 2009-RS2 Class 4A1(d)(e)
04/26/37	0.317%	296,056	292,131
Equifirst Mortgage Loan Trust Series 2003-1 Class IF1(e)
12/25/32	4.010%	125,487	121,251
GTP Towers Issuer LLC(d)
02/15/15	4.436%	200,000	212,459
Hertz Vehicle Financing LLC(d) Series 2009-2A Class A1
03/25/14	4.260%	550,000	572,456
Series 2009-2A Class A2
03/25/16	5.290%	500,000	551,623
Series 2010-1A Class A1
02/25/15	2.600%	300,000	307,443
Keycorp Student Loan Trust Series 1999-A Class A2(e)
12/27/29	0.577%	562,947	550,341

Issuer	Coupon Rate	Principal Amount	Value
Asset-Backed Securities—Non-Agency (continued)
National Collegiate Student Loan Trust CMO IO Series 2006-3 Class AIO(h)
01/25/12	7.100%	$1,460,954	$27,444
SBA Tower Trust(d)
04/15/40	4.254%	500,000	528,417
SLM Student Loan Trust Series 2006-C Class A2(e)
09/15/20	0.297%	285,368	283,198
Santander Drive Auto Receivables Trust Series 2010-2 Class A2
08/15/13	0.950%	449,098	449,690
Sierra Receivables Funding Co. LLC(d) Series 2010-1A Class A1
07/20/26	4.480%	74,284	77,284
Series 2010-2A Class A
11/20/25	3.840%	159,789	164,113
Series 2010-3A Class A
11/20/25	3.510%	127,205	130,421
Sierra Receivables Funding Co. LLC(d)(e) Series 2007-2A Class A2 (NPFGC)
09/20/19	1.213%	294,847	290,081
Total Asset-Backed Securities—Non-Agency (Cost: $9,046,543)			$9,235,152
Inflation-Indexed Bonds 0.2%
U.S. Treasury Inflation-Indexed Bond
07/15/12	3.000%	$979,251	$1,013,263
07/15/15	1.875%	966,696	991,295
07/15/17	2.625%	435,652	518,514
Total Inflation-Indexed Bonds (Cost: $2,454,833)			$2,523,072
U.S. Treasury Obligations 3.9%
U.S. Treasury
02/15/36	4.500%	$4,336,000	$5,097,510
U.S. Treasury(a)
05/31/13	0.500%	9,300,000	9,349,406
03/31/16	2.250%	8,405,000	8,955,275
02/15/21(q)	3.625%	4,530,000	5,114,298
08/15/40	3.875%	10,346,000	10,877,847
Total U.S. Treasury Obligations (Cost: $36,923,076)			$39,394,336
U.S. Government & Agency Obligations 5.7%
Federal Home Loan Mortgage Corp.
04/01/17	6.000%	$145,569	$158,388
05/01/17	6.000%	9,603	10,449
05/01/17	6.000%	27,964	30,427
05/01/17	6.000%	37,068	40,333
12/01/17	5.500%	492,046	535,751
12/01/18	5.500%	450,752	491,634
07/01/21	5.500%	64,891	70,573
08/01/21	5.500%	5,096	5,542
08/01/32	6.500%	60,368	69,039

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Balanced Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
U.S. Government & Agency Obligations (continued)
12/01/36	5.500%	$326,016	$357,257
06/01/37	6.000%	816,711	906,743
10/01/37	6.000%	342,121	379,835
12/01/37	6.000%	18,031	20,019
01/01/38	6.000%	715,787	794,693
01/01/38	6.000%	5,408,427	6,004,634
02/01/38	5.500%	83,311	91,086
03/01/38	6.500%	183,563	206,718
05/01/38	5.500%	977,689	1,068,935
08/01/38	6.000%	115,898	128,566
09/01/38	6.000%	727,229	806,715
12/01/38	5.000%	158,068	170,206
12/01/38	5.500%	683,671	747,477
01/01/39	5.500%	720,151	788,487
01/01/39	6.000%	13,579	15,064
05/01/39	5.000%	1,057,541	1,139,576
10/01/39	4.500%	849,570	898,347
10/01/39	6.000%	188,019	208,334
01/01/40	4.500%	1,281,322	1,354,889
01/01/40	5.000%	913,815	983,844
04/01/40	5.000%	1,177,871	1,269,791
05/01/40	5.500%	2,507,249	2,745,165
06/01/40	4.500%	2,492,031	2,634,721
07/01/40	4.500%	409,371	432,811
08/01/40	5.000%	874,258	942,485
09/01/40	4.500%	208,005	219,915
09/01/40	4.500%	1,221,398	1,291,333
10/01/40	4.500%	270,350	285,830
12/01/40	4.500%	148,865	157,389
03/01/41	4.500%	1,357,124	1,434,300
03/01/41	5.000%	1,540,662	1,662,821
04/01/41	4.500%	5,932,576	6,269,949
05/01/41	5.000%	703,023	758,765
05/01/41	5.000%	4,556,791	4,906,706
Federal National Mortgage Association
08/01/18	5.500%	212,647	229,889
01/01/25	4.000%	1,255,357	1,325,002
09/01/32	6.500%	292,836	333,811
07/01/33	5.500%	534,518	591,692
12/01/33	6.500%	564,396	643,743
05/01/35	5.500%	1,766,336	1,944,157
03/01/37	5.500%	780,950	857,495
03/01/37	6.500%	123,356	139,075
05/01/37	5.000%	758,881	819,196
06/01/37	5.500%	553,028	606,197
08/01/37	6.500%	87,409	98,219
09/01/37	5.500%	828,383	908,024
03/01/38	5.000%	424,166	457,613
08/01/39	5.000%	1,025,316	1,106,167
05/01/40	4.500%	1,305,637	1,381,612
05/01/40	5.000%	643,855	695,431
Government National Mortgage Association
10/15/31	7.000%	38,743	45,579
04/15/32	7.000%	33,390	39,245
05/15/32	7.000%	69,541	81,735
02/15/34	5.000%	685,955	760,616
12/15/37	6.000%	271,759	306,374
02/15/39	4.500%	88,550	96,193
Total U.S. Government & Agency Obligations (Cost: $54,788,918)			$56,962,607

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations 0.5%
CANADA 0.4%
Province of Ontario Senior Unsecured(c)
12/15/17	3.150%	$1,620,000	$1,727,034
Province of Quebec Senior Unsecured(a)(c)
05/14/18	4.625%	1,850,000	2,126,706
Total			3,853,740
MEXICO 0.1%
Pemex Project Funding Master Trust(c)
01/21/21	5.500%	1,000,000	1,088,500
Total Foreign Government Obligations (Cost: $4,595,613)			$4,942,240
Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 0.2%
State of Illinois Unlimited General Obligation Bonds Taxable Series 2011
03/01/15	4.511%	$1,650,000	$1,742,367
Total Municipal Bonds (Cost: $1,660,391)			$1,742,367
Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans —%
Gaming —%
Caesars Octavius LLC Tranche B Term Loan(e)(l)
04/25/17	9.250%	$23,000	$21,965
ROC Finance LLC Tranche B Term Loan(e)(l)
08/19/17	8.500%	27,000	26,190
Total			48,155
Media Non-Cable —%
Cumulus Media, Inc. 2nd Lien Term Loan(e)(l)(m)
01/14/19	7.500%	42,000	40,215
Total Senior Loans (Cost: $91,236)			$88,370
		Shares	Value
Money Market Fund 4.2%
Columbia Short-Term Cash Fund, 0.139%(n)(o)		41,531,683	$41,531,683
Total Money Market Fund (Cost: $41,531,683)			$41,531,683

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Balanced Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 2.6%
Certificates of Deposit 0.2%
DnB NOR ASA
11/23/11	0.300%	$1,000,000	$1,000,000
N.V. Bank Nederlandse Gemeenten
09/28/11	0.260%	1,000,000	1,000,000
Total			2,000,000
Repurchase Agreements 2.4%
G.X. Clarke and Company dated 08/31/2011, matures 09/01/2011, repurchase price $5,000,031(p)	0.220%	5,000,000	5,000,000
Mizuho Securities USA, Inc. dated 08/31/2011, matures 09/01/2011, repurchase price $9,553,689(p)	0.100%	9,553,663	9,553,663
Nomura Securities dated 08/31/2011, matures 09/01/2011, repurchase price $2,000,004(p)	0.080%	2,000,000	2,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Pershing LLC dated 08/31/2011, matures 09/01/2011, repurchase price $3,500,021(p)	0.220%	$3,500,000	$3,500,000
UBS Securities LLC dated 08/31/2011, matures 09/01/2011, repurchase price $4,198,768(p)	0.080%	4,198,758	4,198,758
Total			24,252,421
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $26,252,421)			$26,252,421
Total Investments (Cost: $994,753,334)			$1,059,086,801
Other Assets & Liabilities, Net			(60,006,089)
Net Assets			$999,080,712

Notes to Portfolio of Investments

(a)  At August 31, 2011, security was partially or fully on loan.

(b)  Non-income producing.

(c)  Represents a foreign security. At August 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $75,384,477 or 7.54% of net assets.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the value of these securities amounted to $30,503,810 or 3.05% of net assets.

(e)  Variable rate security. The interest rate shown reflects the rate as of August 31, 2011.

(f)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)  Represents a security purchased on a when-issued or delayed delivery basis.

(h)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(i)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at August 31, 2011 was $60,362, representing 0.01% of net assets. Information concerning such security holdings at August 31, 2011 was as follows:

Security Description	Acquisition Dates	Cost
Cityscape Home Equity Loan Trust Series 1997-B Class A7 7.410% 05/25/28	03/31/1998-05/13/2011	$58,436
SACO I, Inc. CMO Series 1995-1 Class A 0.000% 09/25/24	04/30/1999-12/20/2002	5,702

(j)  Zero coupon bond.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Balanced Fund

August 31, 2011

Notes to Portfolio of Investments (continued)

(k)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2011, the value of these securities amounted to $1,981, which represents less than 0.01% of net assets.

(l)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average of the coupon rates in effect as of August 31, 2011. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(m)  Represents a senior loan purchased on a when-issued or delayed delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(n)  The rate shown is the seven-day current annualized yield at August 31, 2011.

(o)  Investments in affiliates during the year ended August 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$296,191,853	$(254,660,170)	$—	$41,531,683	$23,266	$41,531,683

(p)  The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

G.X. Clarke and Company (0.220%)

Security Description	Value
Fannie Mae Discount Notes	$2,600
Fannie Mae Interest Strip	2,014
Federal Farm Credit Bank	962,592
Federal Home Loan Banks	1,494,538
Federal Home Loan Mortgage Corp	701,129
Federal National Mortgage Association	1,256,936
Freddie Mac Strips	17,882
Resolution Funding Corp Interest Strip	322
Tennessee Valley Authority	36,743
Tennessee Valley Authority Generic Strip	15,115
United States Treasury Inflation Indexed Bonds	201,467
United States Treasury Note/Bond	178,633
United States Treasury Strip Coupon	185,704
United States Treasury Strip Principal	44,420
Total Market Value of Collateral Securities	$5,100,095

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$3,053,936
Freddie Mac Gold Pool	1,330,976
Freddie Mac REMICS	647,555
Ginnie Mae I Pool	3,960,901
Government National Mortgage Association	751,368
Total Market Value of Collateral Securities	$9,744,736

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Balanced Fund

August 31, 2011

Notes to Portfolio of Investments (continued)

Nomura Securities (0.080%)

Security Description	Value
Ginnie Mae I Pool	$1,300,237
Ginnie Mae II Pool	731,961
Government National Mortgage Association	7,802
Total Market Value of Collateral Securities	$2,040,000

Pershing LLC (0.220%)

Security Description	Value
Fannie Mae Pool	$153,996
Fannie Mae REMICS	1,024,315
Fannie Mae Whole Loan	8,849
Freddie Mac REMICS	2,212,398
Government National Mortgage Association	170,442
Total Market Value of Collateral Securities	$3,570,000

UBS Securities LLC (0.080%)

Security Description	Value
Fannie Mae Pool	$3,036,422
Freddie Mac Gold Pool	1,205,909
Freddie Mac Non Gold Pool	40,402
Total Market Value of Collateral Securities	$4,282,733

(q)  At August 31, 2011, security is segregated as collateral due to future transactions which are no longer open at August 31, 2011.

Abbreviation Legend

ADR  American Depositary Receipt

CMO  Collateralized Mortgage Obligation

NPFGC  National Public Finance Guarantee Corporation

PIK  Payment-in-Kind

XLCA  XL Capital Assurance

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Balanced Fund

August 31, 2011

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Balanced Fund

August 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of August 31, 2011:

	Fair value at August 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$40,797,120	$—	$—	$40,797,120
Consumer Staples	76,950,399	—	—	76,950,399
Energy	83,389,911	—	—	83,389,911
Financials	92,365,493	—	—	92,365,493
Health Care	79,470,821	—	—	79,470,821
Industrials	72,430,715	—	—	72,430,715
Information Technology	145,214,022	—	—	145,214,022
Materials	30,056,702	—	—	30,056,702
Telecommunication Services	5,987,372	—	—	5,987,372
Utilities	2,469,616	—	—	2,469,616
Total Equity Securities	629,132,171	—	—	629,132,171
Bonds
Corporate Bonds & Notes
Electric	—	7,134,746	50,634	7,185,380
All Other Industries	—	98,074,621	—	98,074,621
Residential Mortgage-Backed Securities—Agency	—	90,491,243	—	90,491,243
Residential Mortgage-Backed Securities—Non-Agency	—	1,680,816	—	1,680,816
Commercial Mortgage-Backed Securities—Agency	—	14,226,637	—	14,226,637
Commercial Mortgage-Backed Securities—Non-Agency	—	35,621,704	1,981	35,623,685
Asset-Backed Securities—Non-Agency	—	9,235,152	—	9,235,152
Inflation-Indexed Bonds	—	2,523,072	—	2,523,072
U.S. Treasury Obligations	39,394,336	—	—	39,394,336
U.S. Government & Agency Obligations	—	56,962,607	—	56,962,607
Foreign Government Obligations	—	4,942,240	—	4,942,240
Municipal Bonds	—	1,742,367	—	1,742,367
Total Bonds	39,394,336	322,635,205	52,615	362,082,156
Other
Senior Loans	—	88,370	—	88,370
Affiliated Money Market Fund(c)	41,531,683	—	—	41,531,683
Investments of Cash Collateral Received for Securities on Loan	—	26,252,421	—	26,252,421
Total Other	41,531,683	26,340,791	—	67,872,474
Total	$710,058,190	$348,975,996	$52,615	$1,059,086,801

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain Commercial Mortgage-Backed Securities classified as Level 3 securities are valued using the market approach. To determine the fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities and observed yields on securities management deemed comparable.

Certain Corporate Bonds & Notes classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

(c)  Money market fund that is a sweep investment for cash balances in the Fund at August 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Balanced Fund

August 31, 2011

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Commercial Mortgage-Backed Securities—Non-Agency	Corporate Bonds & Notes	Total
Balance as of August 31, 2010	$2,041	$—	$2,041
Accrued discounts/premiums	15	(173)	(158)
Realized gain (loss)	7	(212)	(205)
Change in unrealized appreciation (depreciation)*	82	(1,340)	(1,258)
Sales	(164)	(115,189)	(115,353)
Purchases	—	167,548	167,548
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of August 31, 2011	$1,981	$50,634	$52,615

*  Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2011 was ($1,258), which is comprised of Commercial Mortgage-Backed Securities—Non-Agency of $82 and Corporate Bonds and Notes of $(1,340).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities – Columbia Balanced Fund

August 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $926,969,230)	$991,302,697
Affiliated issuers (identified cost $41,531,683)	41,531,683
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $2,000,000)	2,000,000
Repurchase agreements (identified cost $24,252,421)	24,252,421
Total investments (identified cost $994,753,334)	1,059,086,801
Cash	2
Receivable for:
Capital shares sold	1,327,978
Investments sold	5,926,878
Dividends	1,404,770
Interest	2,407,630
Reclaims	10,134
Expense reimbursement due from Investment Manager	1,586
Equity-linked notes (Note 10)	125,496
Trustees' deferred compensation plan	31,877
Other assets	3,553
Total assets	1,070,326,705
Liabilities
Due upon return of securities on loan	26,252,421
Payable for:
Investments purchased	5,965,055
Investments purchased on a delayed delivery basis	37,570,114
Capital shares purchased	1,134,064
Investment management fees	17,400
Distribution and service fees	6,202
Transfer agent fees	74,226
Administration fees	1,569
Plan administration fees	11,272
Chief compliance officer expenses	440
Other expenses	181,353
Trustees' deferred compensation plan	31,877
Total liabilities	71,245,993
Net assets applicable to outstanding capital stock	$999,080,712

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities (continued) – Columbia Balanced Fund

August 31, 2011

Represented by
Paid-in capital	$1,058,080,327
Undistributed net investment income	2,589,363
Accumulated net realized loss	(125,981,030)
Unrealized appreciation (depreciation) on:
Investments	64,333,467
Foreign currency translations	428
Receivables for equity-linked notes	58,157
Total — representing net assets applicable to outstanding capital stock	$999,080,712
*Value of securities on loan	$48,927,507
Net assets applicable to outstanding shares
Class A	$657,604,355
Class B	$14,226,642
Class C	$48,236,254
Class R	$457,295
Class R4	$48,798,671
Class R5	$13,090
Class Z	$229,744,405
Shares outstanding
Class A	25,238,440
Class B	547,276
Class C	1,855,682
Class R	17,563
Class R4	1,875,262
Class R5	503
Class Z	8,829,837
Net asset value per share
Class A(a)	$26.06
Class B	$26.00
Class C	$25.99
Class R	$26.04
Class R4	$26.02
Class R5	$26.02
Class Z	$26.02

(a)  The maximum offering price per share for Class A is $27.65. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Operations – Columbia Balanced Fund

Year ended August 31, 2011

Net investment income
Income:
Dividends	$6,725,968
Interest	8,336,228
Dividends from affiliates	23,266
Income from securities lending — net	22,877
Foreign taxes withheld	(32,074)
Total income	15,076,265
Expenses:
Investment management fees	3,750,889
Distribution fees
Class B	84,184
Class C	282,269
Class R	869
Service fees
Class A	801,205
Class B	28,062
Class C	94,124
Transfer agent fees
Class A	405,824
Class B	15,296
Class C	52,515
Class R	208
Class R4	8,200
Class Z	332,602
Administration fees	258,601
Plan administration fees
Class R4	52,890
Compensation of board members	17,078
Pricing and bookkeeping fees	61,783
Custodian fees	31,484
Printing and postage fees	54,804
Registration fees	114,343
Professional fees	73,701
Chief compliance officer expenses	1,155
Other	60,866
Total expenses	6,582,952
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(347,362)
Earnings credits on cash balances	(267)
Total net expenses	6,235,323
Net investment income	8,840,942
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	72,952,165
Foreign currency transactions	(17,643)
Forward foreign currency exchange contracts	(34,787)
Futures contracts	(113,850)
Net realized gain	72,785,885
Net change in unrealized appreciation (depreciation) on:
Investments	(68,094,628)
Foreign currency translations	39
Futures contracts	35,228
Receivables for equity-linked notes (Note 10)	(1,836)
Net change in unrealized depreciation	(68,061,197)
Net realized and unrealized gain	4,724,688
Net increase in net assets resulting from operations	$13,565,630

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets – Columbia Balanced Fund

Year ended August 31,	2011(a)	2010
Operations
Net investment income	$8,840,942	$4,439,536
Net realized gain	72,785,885	10,754,736
Net change in unrealized depreciation	(68,061,197)	(4,858,186)
Net increase in net assets resulting from operations	13,565,630	10,336,086
Distributions to shareholders from:
Net investment income
Class A	(3,252,467)	(525,553)
Class B	(69,139)	(59,886)
Class C	(247,527)	(136,210)
Class R	(1,076)	—
Class R4	(193,796)	—
Class R5	(65)	—
Class Z	(3,981,481)	(3,796,805)
Total distributions to shareholders	(7,745,551)	(4,518,454)
Increase in net assets from share transactions	688,478,226	69,045,371
Proceeds from regulatory settlement (Note 6)	—	119
Total increase in net assets	694,298,305	74,863,122
Net assets at beginning of year	304,782,407	229,919,285
Net assets at end of year	$999,080,712	$304,782,407
Undistributed net investment income	$2,589,363	$949,744

(a)  Class R shares are for the period from September 27, 2010 (commencement of operations) to August 31, 2011. Class R4 and Class R5 shares are for the period from March 7, 2011 (commencement of operations) to August 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets (continued) – Columbia Balanced Fund

Year ended August 31,	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	4,097,494	109,789,727	2,433,066	58,521,147
Fund merger	20,549,276	561,494,311	—	—
Distributions reinvested	106,954	2,822,636	19,569	463,355
Redemptions	(2,310,903)	(61,991,295)	(509,844)	(12,154,454)
Net increase	22,442,821	612,115,379	1,942,791	46,830,048
Class B shares
Subscriptions	85,828	2,280,535	87,910	2,093,131
Fund merger	462,837	12,629,489	—	—
Distributions reinvested	2,073	53,855	2,295	54,129
Redemptions	(290,998)	(7,827,535)	(112,053)	(2,684,099)
Net increase (decrease)	259,740	7,136,344	(21,848)	(536,839)
Class C shares
Subscriptions	665,018	17,720,656	725,311	17,383,404
Fund merger	363,653	9,925,779	—	—
Distributions reinvested	7,365	190,187	4,642	109,653
Redemptions	(275,801)	(7,323,615)	(125,817)	(3,002,620)
Net increase	760,235	20,513,007	604,136	14,490,437
Class R shares
Subscriptions	20,041	545,671	—	—
Fund merger	1,585	43,293	—	—
Distributions reinvested	39	1,036	—	—
Redemptions	(4,102)	(110,926)	—	—
Net increase	17,563	479,074	—	—
Class R4 shares
Subscriptions	140,928	3,826,921	—	—
Fund merger	2,037,460	55,628,315	—	—
Distributions reinvested	7,266	193,774	—	—
Redemptions	(310,392)	(8,389,940)	—	—
Net increase	1,875,262	51,259,070	—	—
Class R5 shares
Subscriptions	92	2,500	—	—
Fund merger	410	11,181	—	—
Distributions reinvested	1	34	—	—
Net increase	503	13,715	—	—
Class Z shares
Subscriptions	2,344,111	61,902,997	2,249,164	54,009,281
Distributions reinvested	123,335	3,182,331	133,969	3,167,162
Redemptions	(2,557,310)	(68,123,691)	(2,058,405)	(48,914,718)
Net increase (decrease)	(89,864)	(3,038,363)	324,728	8,261,725
Total net increase	25,266,260	688,478,226	2,849,807	69,045,371

(a)  Class R shares are for the period from September 27, 2010 (commencement of operations) to August 31, 2011. Class R4 and Class R5 shares are for the period from March 7, 2011 (commencement of operations) to August 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights – Columbia Balanced Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Aug. 31, 2011
	2011		2010		2009		2008		2007
Class A
Per share data
Net asset value, beginning of period	$23.29		$22.46		$24.03		$24.77		$22.51
Income from investment operations:
Net investment income	0.37		0.35		0.47		0.53		0.48
Net realized and unrealized gain (loss)	2.79		0.85		(1.52)		(0.56)		2.26
Total from investment operations	3.16		1.20		(1.05)		(0.03)		2.74
Less distributions to shareholders from:
Net investment income	(0.39)		(0.37)		(0.52)		(0.56)		(0.48)
Net realized gains	—		—		—		(0.15)		—
Total distributions to shareholders	(0.39)		(0.37)		(0.52)		(0.71)		(0.48)
Proceeds from regulatory settlement	—		0.00	(a)	—		—		—
Net asset value, end of period	$26.06		$23.29		$22.46		$24.03		$24.77
Total return	13.57%		5.33%		(4.03%)		(0.22%)		12.26%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.10%		1.02%		1.04%		0.99%		1.02%
Net expenses after fees waived or expenses reimbursed(c)	1.03	%(d)	1.02	%(d)	1.04	%(d)	0.99	%(d)	1.02	%(d)
Net investment income	1.38	%(d)	1.47	%(d)	2.33	%(d)	2.14	%(d)	1.98	%(d)
Supplemental data
Net assets, end of period (in thousands)	$657,604		$65,112		$19,152		$10,712		$6,582
Portfolio turnover	99%		89%		102%		94%		78%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Balanced Fund

	Year ended Aug. 31, 2011
	2011		2010		2009		2008		2007
Class B
Per share data
Net asset value, beginning of period	$23.24		$22.41		$23.99		$24.73		$22.47
Income from investment operations:
Net investment income	0.17		0.17		0.32		0.34		0.29
Net realized and unrealized gain (loss)	2.78		0.85		(1.53)		(0.56)		2.27
Total from investment operations	2.95		1.02		(1.21)		(0.22)		2.56
Less distributions to shareholders from:
Net investment income	(0.19)		(0.19)		(0.37)		(0.37)		(0.30)
Net realized gains	—		—		—		(0.15)		—
Total distributions to shareholders	(0.19)		(0.19)		(0.37)		(0.52)		(0.30)
Proceeds from regulatory settlement	—		0.00	(a)	—		—		—
Net asset value, end of period	$26.00		$23.24		$22.41		$23.99		$24.73
Total return	12.71%		4.56%		(4.82%)		(0.97%)		11.45%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.84%		1.77%		1.79%		1.74%		1.77%
Net expenses after fees waived or expenses reimbursed(c)	1.78	%(d)	1.77	%(d)	1.79	%(d)	1.74	%(d)	1.77	%(d)
Net investment income	0.64	%(d)	0.73	%(d)	1.63	%(d)	1.37	%(d)	1.20	%(d)
Supplemental data
Net assets, end of period (in thousands)	$14,227		$6,683		$6,934		$7,551		$6,955
Portfolio turnover	99%		89%		102%		94%		78%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Balanced Fund

	Year ended Aug. 31, 2011
	2011		2010		2009		2008		2007
Class C
Per share data
Net asset value, beginning of period	$23.24		$22.42		$23.99		$24.73		$22.48
Income from investment operations:
Net investment income	0.17		0.17		0.31		0.34		0.29
Net realized and unrealized gain (loss)	2.77		0.84		(1.51)		(0.56)		2.26
Total from investment operations	2.94		1.01		(1.20)		(0.22)		2.55
Less distributions to shareholders from:
Net investment income	(0.19)		(0.19)		(0.37)		(0.37)		(0.30)
Net realized gains	—		—		—		(0.15)		—
Total distributions to shareholders	(0.19)		(0.19)		(0.37)		(0.52)		(0.30)
Proceeds from regulatory settlement	—		0.00	(a)	—		—		—
Net asset value, end of period	$25.99		$23.24		$22.42		$23.99		$24.73
Total return	12.67%		4.51%		(4.77%)		(0.97%)		11.40%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.84%		1.77%		1.79%		1.74%		1.77%
Net expenses after fees waived or expenses reimbursed(c)	1.79	%(d)	1.77	%(d)	1.79	%(d)	1.74	%(d)	1.77	%(d)
Net investment income	0.62	%(d)	0.71	%(d)	1.57	%(d)	1.39	%(d)	1.20	%(d)
Supplemental data
Net assets, end of period (in thousands)	$48,236		$25,462		$11,014		$3,209		$1,887
Portfolio turnover	99%		89%		102%		94%		78%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Balanced Fund

	Year ended Aug. 31, 2011(a)
Class R
Per share data
Net asset value, beginning of period	$24.62
Income from investment operations:
Net investment income	0.30
Net realized and unrealized gain	1.35
Total from investment operations	1.65
Less distributions to shareholders from:
Net investment income	(0.23)
Total distributions to shareholders	(0.23)
Net asset value, end of period	$26.04
Total return	6.70%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.37	%(c)
Net expenses after fees waived or expenses reimbursed(d)	1.28	%(c)(e)
Net investment income	1.20	%(c)(e)
Supplemental data
Net assets, end of period (in thousands)	$457
Portfolio turnover	99%
Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Balanced Fund

	Year ended Aug. 31, 2011(a)
Class R4
Per share data
Net asset value, beginning of period	$27.16
Income from investment operations:
Net investment income	0.18
Net realized and unrealized loss	(1.15	)(b)
Total from investment operations	(0.97)
Less distributions to shareholders from:
Net investment income	(0.17)
Total distributions to shareholders	(0.17)
Net asset value, end of period	$26.02
Total return	(3.59%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.02	%(d)
Net expenses after fees waived or expenses reimbursed(e)	1.02	%(d)(f)
Net investment income	1.40	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$48,799
Portfolio turnover	99%
Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to August 31, 2011.

(b)  Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Balanced Fund

	Year ended Aug. 31, 2011(a)
Class R5
Per share data
Net asset value, beginning of period	$27.16
Income from investment operations:
Net investment income	0.24
Net realized and unrealized loss	(1.18	)(b)
Total from investment operations	(0.94)
Less distributions to shareholders from:
Net investment income	(0.20)
Total distributions to shareholders	(0.20)
Net asset value, end of period	$26.02
Total return	(3.46%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.75	%(d)
Net expenses after fees waived or expenses reimbursed(e)	0.73	%(d)(f)
Net investment income	1.79	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$13
Portfolio turnover	99%
Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to August 31, 2011.

(b)  Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Balanced Fund

	Year ended Aug. 31, 2011
	2011		2010		2009		2008		2007
Class Z
Per share data
Net asset value, beginning of period	$23.27		$22.43		$24.02		$24.75		$22.50
Income from investment operations:
Net investment income	0.43		0.41		0.52		0.58		0.53
Net realized and unrealized gain (loss)	2.77		0.86		(1.54)		(0.54)		2.26
Total from investment operations	3.20		1.27		(1.02)		0.04		2.79
Less distributions to shareholders from:
Net investment income	(0.45)		(0.43)		(0.57)		(0.62)		(0.54)
Net realized gains	—		—		—		(0.15)		—
Total distributions to shareholders	(0.45)		(0.43)		(0.57)		(0.77)		(0.54)
Proceeds from regulatory settlement	—		0.00	(a)	—		—		—
Net asset value, end of period	$26.02		$23.27		$22.43		$24.02		$24.75
Total return	13.78%		5.64%		(3.87%)		0.07%		12.49%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.83%		0.77%		0.79%		0.74%		0.77%
Net expenses after fees waived or expenses reimbursed(c)	0.78	%(d)	0.77	%(d)	0.79	%(d)	0.74	%(d)	0.77	%(d)
Net investment income	1.62	%(d)	1.73	%(d)	2.62	%(d)	2.35	%(d)	2.19	%(d)
Supplemental data
Net assets, end of period (in thousands)	$229,744		$207,526		$192,819		$176,113		$196,615
Portfolio turnover	99%		89%		102%		94%		78%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Notes to Financial Statements – Columbia Balanced Fund

August 31, 2011

Note 1. Organization

Columbia Balanced Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Class R shares commenced operations on September 27, 2010.

The Fund is authorized to issue Class R4 shares, which are not subject to sales charges; however, this share class is closed to new investors. Class R4 shares commenced operations on March 7, 2011.

The Fund is authorized to issue Class R5 shares, which are not subject to sales charges; however, this share class is closed to new investors. Class R5 shares commenced operations on March 7, 2011.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Columbia Balanced Fund, August 31, 2011

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of

Columbia Balanced Fund, August 31, 2011

derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities to shift investment exposure from one currency to another.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund sold interest rate futures contracts to manage its exposure to the securities markets and/or to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at August 31, 2011

At August 31, 2011, the fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended August 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Foreign exchange contracts	$(34,787)	$—	$(34,787)
Interest rate contracts	—	(113,850)	$(113,850)
Total	$(34,787)	$(113,850)	$(148,637)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Foreign exchange contracts	$—	$—	$—
Interest rate contracts	—	35,228	$35,228
Total	$—	$35,228	$35,228

Columbia Balanced Fund, August 31, 2011

Volume of Derivative Instruments for the Year Ended August 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	14
Futures Contracts	129

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security's interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management's estimates if actual information has not yet been reported. Management's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Columbia Balanced Fund, August 31, 2011

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid each calendar quarter, if any. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.49% as the Fund's net assets increase. Prior to March 1, 2011, the management fee was an annual fee equal to 0.50% of the Fund's average daily net assets. The effective management fee rate for the year ended August 31, 2011 was 0.60% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective March 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. Prior to March 1, 2011, the Investment Manager did not receive a fee for its services under the Administration Services Agreement. The effective administration fee rate for the year ended August 31, 2011 was 0.04% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to March 28, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective March 28, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Trustees are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Columbia Balanced Fund, August 31, 2011

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended August 31, 2011, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.13%
Class B	0.14
Class C	0.14
Class R	0.12
Class R4	0.04
Class R5	0.01
Class Z	0.14

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2011, no minimum account balance fees were charged by the Fund.

In connection with the acquisition of RiverSource Balanced Fund (see Note 12), the fund assumed the assets and obligations of RiverSource Balanced Fund, which together with certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At August 31, 2011, the Fund's total potential future obligation over the life of the Guaranty is $46,215. The liability remaining at August 31, 2011 for non-recurring charges associated with the lease amounted to $31,242 and is included within other accrued expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at August 31, 2011 is included in other assets in the Statement of Assets and Liabilities at cost of $3,553.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average

Columbia Balanced Fund, August 31, 2011

daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $708,040 for Class A, $6,935 for Class B and $6,750 for Class C for the year ended August 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2011,the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 12, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.11%
Class B	1.86
Class C	1.86
Class R	1.36
Class R4	1.05
Class R5	0.80
Class Z	0.86

For the period September 27, 2010 through February 28, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.20%
Class B	1.95
Class C	1.95
Class R	1.45
Class Z	0.95

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to September 27, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.95% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Columbia Balanced Fund, August 31, 2011

For the year ended August 31, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for futures contracts, foreign currency transactions, discount accretion/premium amortization on debt securities and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund's net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income	$1,003,260
Accumulated net realized loss	337,029,962
Paid-in capital	(338,033,222)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended August 31,	2011	2010
Ordinary Income	$7,745,551	$4,518,454

At August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,957,545
Undistributed accumulated long-term gain	31,939,574
Unrealized appreciation	60,282,798

At August 31, 2011, the cost of investments for federal income tax purposes was $998,804,431 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$81,544,794
Unrealized depreciation	(21,262,424)
Net unrealized appreciation	$60,282,370

The following capital loss carryforward, determined at August 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2015	$4,597,534
2016	38,666,884
2017	110,564,060
Total	$153,828,478

For the year ended August 31, 2011, $32,111,837 of capital loss carryforward was utilized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $678,352,898 and $599,118,152, respectively, for the year ended August 31, 2011.

Transactions to realign the Fund's portfolio following the merger as described in Note 12 are excluded for purposes of calculating the Fund's portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $293,216,598 and $288,748,942, respectively.

Columbia Balanced Fund, August 31, 2011

Note 6. Regulatory Settlements

During the year ended August 31, 2010, the Fund received $119 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective March 28, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At August 31, 2011, securities valued at $48,927,507 were on loan, secured by U.S. government securities valued at $23,434,407 and by cash collateral of $26,252,421 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to March 28, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities was determined at the close of business and any additional required collateral was delivered to the Fund on the next business day. The collateral received was invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 8. Custody Credits

Prior to March 28, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period September 1, 2010 through March 28, 2011, these credits reduced total expenses by $267.

Note 9. Affiliated Money Market Fund

Effective March 28, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Lehman Brothers Holdings Inc. Equity-Linked Notes

In connection with the acquisition of RiverSource Balanced Fund (see Note 12), the Fund holds investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) is the counterparty. The notes (with an aggregate principal amount of

Columbia Balanced Fund, August 31, 2011

$696,000) defaulted as of their respective maturity dates, September 14, 2008 and October 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on September 15, 2008, and as such, it is likely that the Fund will receive less than the maturity value of the notes, pending the outcome of the bankruptcy proceedings. Based on the bankruptcy proceedings, the Fund recorded receivables aggregating $67,340 based on the estimated amounts recoverable for the notes. The estimates of the amounts recoverable for the notes are periodically adjusted by the Investment Manager based on the observable trading price of Lehman Brothers senior notes, which provide an indication of amounts recoverable through the bankruptcy proceedings. Any changes to the receivable balances resulting from such adjustments are recorded as a change in unrealized appreciation or depreciation in the Statement of Operations. At August 31, 2011, the value of the receivable balances was $125,496, which represented 0.01% of the Fund's net assets.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on March 28, 2011, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500,000,000.

Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $280,000,000 committed, unsecured revolving credit facility provided by State Street. Effective October 14, 2010, interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

Note 12. Fund Merger

At the close of business on April 8, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource Balanced Fund. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $394,712,235 and the combined net assets immediately after the acquisition were $1,034,444,603.

The merger was accomplished by a tax-free exchange of 61,221,026 shares of RiverSource Balanced Fund valued at $639,732,368 (including $115,994,312 of unrealized appreciation).

In exchange for RiverSource Balanced Fund shares, the Fund issued the following number of shares:

Shares
Class A	20,549,276
Class B	462,837
Class C	363,653
Class R	1,585
Class R4	2,037,460
Class R5	410

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource Balanced Fund's cost of investments was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Balanced Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Columbia Balanced Fund, August 31, 2011

Assuming the merger had been completed on September 1, 2010 the Fund's pro-forma net investment income (loss), net gain (loss) on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended August 31, 2011 would have been approximately $15.2 million, $108.9 million, $4.3 million and $128.4 million, respectively.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Columbia Balanced Fund, August 31, 2011

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Balanced Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2011

Federal Income Tax Information (Unaudited) – Columbia Balanced Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended August 31, 2011, $33,536,553, or, if subsequently determined to be different, the net capital gain of such year.

60.68% of the ordinary income distributed by the Fund for the fiscal year ended August 31, 2011 qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 62.85% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended August 31, 2011 may represent qualified dividend income.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider) from 2008 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (Born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 43; None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Michael A. Jones (born 1959)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Balanced Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

Columbia Balanced Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1386 C (10/11)

Columbia Mid Cap Growth Fund

Annual Report for the Period Ended August 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	4

Portfolio Managers' Report	5

Portfolio of Investments	7

Statement of Assets and Liabilities	13

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	28

Report of Independent Registered Public Accounting Firm	39

Federal Income Tax Information	40

Fund Governance	41

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Mid Cap Growth Fund

Summary

■  For the 12-month period that ended August 31, 2011, the fund's Class A shares returned 27.35% without sales charge.

■  The fund outperformed both its benchmarks, the Russell Midcap Growth Index1 and the Russell Midcap Index2 and also exceeded the average return of its peer group, the Lipper Mid-Cap Growth Funds Classification.3

■  Successful stock selection in the consumer staples, industrials, information technology and consumer discretionary sectors helped drive the fund's strong performance relative to the Russell MidCap Growth Index and its peer group.

Portfolio Management

George J. Myers, lead manager, has managed or co-managed the fund since February 2006 and has been associated with the adviser since May 2010. Prior to joining the adviser, Mr. Myers was associated with the fund's previous adviser or its predecessors since 2004.

Wayne M. Collette has co-managed the fund since February 2006 and has been associated with the adviser since May 2010. Prior to joining the adviser, Mr. Collette was associated with the fund's previous adviser or its predecessors since 2001.

Lawrence W. Lin has co-managed the fund since October 2007 and has been associated with the adviser since May 2010. Prior to joining the adviser, Mr. Lin was associated with the fund's previous adviser or its predecessors since 2006.

Brian D. Neigut has co-managed the fund since October 2007 and has been associated with the adviser since May 2010. Prior to joining the adviser, Mr. Neigut was associated with the fund's previous adviser or its predecessors since 2007.

1The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

2The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/11

+27.35%

Class A shares (without sales charge)

+25.61%

Russell Midcap Growth Index

+21.28%

Russell Midcap Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the Funds portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Mid Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 09/01/01 – 08/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 09/01/01 – 08/31/11 ($)

Sales charge	without	with
Class A	17,246	16,251
Class B	16,135	16,135
Class C	16,174	16,174
Class I	N/A	N/A
Class R	17,001	N/A
Class R5	N/A	N/A
Class T	17,219	16,225
Class W	N/A	N/A
Class Y	17,728	N/A
Class Z	17,700	N/A

Average annual total return as of 08/31/11 (%)

Share class	A		B		C		I	R
Inception	11/01/02		11/01/02		10/13/03		09/27/10	01/23/06
Sales charge	without	with	without	with	without	with	without	without
1-year	27.35	20.05	26.36	21.36	26.40	25.40	n/a	27.03
5-year	6.15	4.91	5.36	5.03	5.36	5.36	n/a	5.89
10-year/Life	5.60	4.98	4.90	4.90	4.93	4.93	14.03	5.45

Average annual total return as of 08/31/11 (%)

Share class	R5	T		W	Y	Z
Inception	03/07/11	11/01/02		09/27/10	07/15/09	11/20/85
Sales charge	without	without	with	without	without	without
1-year	n/a	27.26	19.96	n/a	27.70	27.65
5-year	n/a	6.09	4.84	n/a	6.44	6.41
10-year/Life	–5.63	5.58	4.96	13.63	5.89	5.88

2

Performance Information (continued) – Columbia Mid Cap Growth Fund

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I, Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class W shares are sold at net asset value with distribution (Rule 12b-1) fees. Class I, Class R, Class W, Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class A, Class B, Class C, Class R, Class T and Class Y are newer classes of shares. Class A, Class B, Class T and Class Y shares performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C shares performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. Class R shares performance information includes returns of Class A shares for the period from November 1, 2002 through January 22, 2006, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for Class A, Class B, Class C, Class R and Class T shares for periods during which Class Z shares returns are included would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003, Class I and Class W shares were initially offered on September 27, 2010, Class R shares were initially offered on January 23, 2006, Class R5 shares were initially offered on March 7, 2011, Class T shares were initially offered on November 1, 2002, Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on November 20, 1985.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

3

Understanding Your Expenses – Columbia Mid Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the fund will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the fund's annualized expense ratios used to calculate the expense information below.

03/01/11 – 08/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	934.70	1,019.21	5.80	6.06	1.19
Class B	1,000.00	1,000.00	930.70	1,015.43	9.44	9.86	1.94
Class C	1,000.00	1,000.00	930.90	1,015.43	9.44	9.86	1.94
Class I	1,000.00	1,000.00	936.40	1,021.22	3.86	4.02	0.79
Class R	1,000.00	1,000.00	933.40	1,018.00	6.97	7.27	1.43
Class R5	1,000.00	1,000.00	943.70	1,021.27	3.66	3.97	0.78
Class T	1,000.00	1,000.00	934.30	1,018.90	6.09	6.36	1.25
Class W	1,000.00	1,000.00	934.70	1,019.26	5.75	6.01	1.18
Class Y	1,000.00	1,000.00	936.00	1,020.87	4.20	4.38	0.86
Class Z	1,000.00	1,000.00	935.60	1,020.47	4.59	4.79	0.94

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Managers' Report – Columbia Mid Cap Growth Fund

For the 12-month period that ended August 31, 2011, the fund's Class A shares returned 27.35% without sales charge. The fund outpaced its benchmarks, the Russell Midcap Growth Index, which returned 25.61%, and the Russell Midcap Index, which rose 21.28%, for the same period. The fund's return also outperformed the 23.80% average return of funds in its peer group, the Lipper Mid-Cap Growth Funds Classification. Strong stock selection in the consumer staples area substantially aided performance. Investments in economically sensitive groups, which gained as equity values rose over the period, also made healthy contributions to return despite a period of significant volatility in the closing weeks.

Economic woes weighed on investor confidence

Investors generally bid up equity prices for 11 months running, but confidence faded near the end of the period as a series of factors undermined the pace of global economic growth. The impact of Japan's first-quarter natural disasters worked its way through the global supply chain, while Europe once again scrambled to prop up debtor nations—notably Greece. In the United States, unfriendly spring and summer storms cut a swath of destruction across the Midwest and the South as well as eastern coastal states. Meanwhile, Washington wrangled over the deficit and the federal debt ceiling, even as job growth came to a halt in the final month of the period.

Against this backdrop, the U.S. economy expanded at a modest 1.6% over the past 12 months, as measured by gross domestic product (GDP). Growth was solid in the third and fourth quarters of 2010, but fell sharply in 2011 as the housing market continued its five-year slide, while unemployment remained high and new-job creation stayed weak.

The stagnant employment market combined late in the period with disappointing private consumption, low consumer confidence and a downtick in manufacturing activity to dampen prospects for the second half of 2011. The Federal Reserve Board (the Fed), which sought to prop up economic growth over the past several years, appeared to be nearly out of ammunition. As we look ahead, we think the potential for another economic decline has increased.

Consumer, industrials and technology investments boosted results

Consumer staples selections had the greatest positive influence on the fund's performance relative to the Russell MidCap Growth Index, led by two holdings: Green Mountain Coffee Roasters and Herbalife (1.5% and 1.7% of net assets, respectively). Green Mountain, parent company of the Keurig coffee franchise, gained as the leading distributor of K-Cups®—single-cup coffee servings used in Keurig coffee brewing equipment. During the period, the company posted healthy revenue and earnings results from K-Cups. Sales received a strong boost from agreements with Starbucks and Dunkin' Donuts to make both coffees available in single-serve K-Cup portion packs for use with Keurig brewing equipment. Starbucks and Dunkin' Donuts will each sell their own branded K-Cups. Starbucks will sell Keurig brewing equipment as well. Herbalife, a global marketer of products aimed at the sports- and nutrition-minded consumers, benefited as an increasing number of consumers sought out weight-control products. Among industrials holdings, mining equipment manufacturer Bucyrus was the leading contributor, as it was acquired by Caterpillar at a substantial premium to its stock price. TIBCO Software, (0.6% of net assets) a provider of infrastructure software that searches for patterns in large amounts of data, and Electronic Arts (1.7% of net assets), a manufacturer of video games, were leading performers among information technology investments, while Lululemon Athletica (0.8% of net assets), a yoga-apparel manufacturer, and luxury mattress manufacturer Tempur-Pedic

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/11 ($)

Class A	25.75
Class B	23.92
Class C	23.99
Class I	26.49
Class R	25.38
Class R5	26.47
Class T	25.72
Class W	25.76
Class Y	26.46
Class Z	26.45

5

Portfolio Managers' Report (continued) – Columbia Mid Cap Growth Fund

Top 10 holdings(1)

as of 08/31/11 (%)

Electronic Arts	1.7
Herbalife	1.7
Cummins	1.7
Cameron International	1.7
Tempur-Pedic International	1.6
Watson Pharmaceuticals	1.6
Green Mountain Coffee Roasters	1.5
Continental Resources	1.5
Affiliated Managers Group	1.4
AmerisourceBergen	1.4

(1)Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Portfolio Breakdown(1)

as of 08/31/11 (%)

Consumer Discretionary	21.6
Consumer Staples	5.2
Energy	10.9
Financials	6.7
Health Care	13.4
Industrials	12.9
Information Technology	16.5
Materials	7.2
Telecommunication Services	0.7
Utilities	0.7
Other(2)	4.2

(1)Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

(2)Cash & Cash Equivalents

International (1.5% of net assets) were strong contributors in the consumer discretionary group. Although sector weights tend to be the by-product of our stock selection process, overweights relative to the fund's benchmarks in the consumer discretionary and health care sectors helped returns, as did an underweight in the financials sector.

Energy positioning detracted from relative results

Stock selection in the energy sector held back results relative to the Russell MidCap Growth Index, which was amplified by an overweight in the poorly-performing sector. Performance was hurt by certain companies that we did not own—namely, some of the stronger-performing mid-cap energy companies—and also by certain names that we did own, such as energy equipment company McDermott International, which proved to be a drag as its share price pulled back when the price of oil eased. We sold the fund's investment in McDermott. Health care and telecommunications services selections also produced disappointing results. In health care, Dendreon (0.5% of net assets) underperformed on news of slow sales of Provenge, a prostate cancer drug. In telecommunications service, we sold the underperforming investment in MetroPCS Communications as it reported slowing subscriber growth.

Looking ahead

Looking ahead, we intend to retain our focus on finding growth companies whose products or services enjoy strong demand and that have the potential to grow regardless of the direction or intensity of economic growth trends. We were not surprised by the market losses in the closing weeks of the period, especially after two years of impressive performance by equities. Indeed, investors are concerned about the effects of continued high unemployment and the potential impact of the recent conclusion of the Fed's second round of quantitative easing, which involved the open-market purchase of government securities in an effort to increase financial liquidity. Yet, there also are some potentially positive signals. Evidence is growing that the housing market has finally bottomed and corporate profits remain stronger than expected, even if profit growth has started to slow. Given prevailing low interest rates, the generally strong balance sheets of many corporations and weak economic growth trends, we expect to see continued merger-and-acquisition activity in the market as corporations find it is cheaper to buy than to build.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

6

Portfolio of Investments – Columbia Mid Cap Growth Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 95.9%
CONSUMER DISCRETIONARY 21.6%
Auto Components 1.7%
Gentex Corp.(a)	488,040	$12,662,198
Lear Corp.	390,920	18,678,157
Total		31,340,355
Hotels, Restaurants & Leisure 3.5%
Chipotle Mexican Grill, Inc.(b)	28,870	9,046,992
Ctrip.com International Ltd., ADR(b)(c)	484,080	20,195,818
Panera Bread Co., Class A(a)(b)	168,150	19,362,472
Wynn Resorts Ltd.	107,830	16,683,458
Total		65,288,740
Household Durables 1.5%
Tempur-Pedic International, Inc.(b)	479,673	27,936,155
Internet & Catalog Retail 1.8%
Netflix, Inc.(a)(b)	64,350	15,122,893
priceline.com, Inc.(b)	32,265	17,334,694
Total		32,457,587
Leisure Equipment & Products 0.5%
Polaris Industries, Inc.	90,812	9,977,514
Media 2.0%
CBS Corp., Class B Non Voting	359,920	9,015,996
Discovery Communications, Inc., Class A(b)	287,680	12,163,111
DISH Network Corp., Class A(b)	375,900	9,344,874
Lamar Advertising Co., Class A(a)(b)	261,275	5,463,260
Total		35,987,241
Multiline Retail 0.9%
Nordstrom, Inc.	343,580	15,619,147
Specialty Retail 5.8%
Abercrombie & Fitch Co., Class A	256,250	16,300,063
Advance Auto Parts, Inc.	143,740	8,727,893
Bed Bath & Beyond, Inc.(b)	258,740	14,711,956
Dick's Sporting Goods, Inc.(b)	247,265	8,686,420
Limited Brands, Inc.	465,710	17,575,895
Tiffany & Co.	178,220	12,824,711
TJX Companies, Inc.	335,980	18,351,228
Ulta Salon Cosmetics & Fragrance, Inc.(b)	165,790	9,794,873
Total		106,973,039
Textiles, Apparel & Luxury Goods 3.9%
Coach, Inc.	164,170	9,229,637
Deckers Outdoor Corp.(b)	135,490	12,053,190
Fossil, Inc.(b)	214,695	20,741,684
Lululemon Athletica, Inc.(a)(b)	270,450	14,801,729
Warnaco Group, Inc. (The)(a)(b)	277,310	14,794,489
Total		71,620,729
TOTAL CONSUMER DISCRETIONARY		397,200,507
CONSUMER STAPLES 5.2%
Food & Staples Retailing 0.6%
Whole Foods Market, Inc.	179,710	11,866,252
Food Products 2.9%
Green Mountain Coffee Roasters, Inc.(a)(b)	255,660	26,777,828
HJ Heinz Co.	190,670	10,036,869
Mead Johnson Nutrition Co.	232,540	16,568,475
Total		53,383,172

Issuer	Shares	Value
Common Stocks (continued)
CONSUMER STAPLES (cont.)
Personal Products 1.7%
Herbalife Ltd.(c)	544,480	$30,381,984
TOTAL CONSUMER STAPLES		95,631,408
ENERGY 10.9%
Energy Equipment & Services 4.1%
Cameron International Corp.(b)	568,895	29,559,785
Complete Production Services, Inc.(b)	334,170	9,710,980
Ensco PLC, ADR(c)	282,420	13,629,589
Oil States International, Inc.(b)	161,350	10,662,008
Tidewater, Inc.	223,800	11,995,680
Total		75,558,042
Oil, Gas & Consumable Fuels 6.8%
Concho Resources, Inc.(b)	247,261	21,499,344
Consol Energy, Inc.	198,060	9,043,420
Continental Resources, Inc.(a)(b)	464,930	25,984,938
Denbury Resources, Inc.(b)	559,460	8,923,387
HollyFrontier Corp.	141,510	10,154,757
Peabody Energy Corp.	346,920	16,929,696
Southwestern Energy Co.(b)	340,160	12,909,072
Whiting Petroleum Corp.(b)	193,110	9,097,412
World Fuel Services Corp.(a)	297,440	11,046,921
Total		125,588,947
TOTAL ENERGY		201,146,989
FINANCIALS 6.7%
Capital Markets 2.1%
Affiliated Managers Group, Inc.(b)	291,908	25,442,701
T Rowe Price Group, Inc.	242,625	12,975,585
Total		38,418,286
Consumer Finance 0.8%
Discover Financial Services	556,155	13,992,860
Diversified Financial Services 1.2%
IntercontinentalExchange, Inc.(b)	88,740	10,466,883
Moody's Corp.(a)	398,555	12,287,451
Total		22,754,334
Real Estate Investment Trusts (REITs) 1.3%
Digital Realty Trust, Inc.(a)	184,910	11,048,372
Plum Creek Timber Co., Inc.(a)	340,710	12,936,759
Total		23,985,131
Real Estate Management & Development 0.8%
Jones Lang LaSalle, Inc.	234,900	15,717,159
Thrifts & Mortgage Finance 0.5%
BankUnited, Inc.	385,035	9,029,071
TOTAL FINANCIALS		123,896,841
HEALTH CARE 13.4%
Biotechnology 1.5%
Alexion Pharmaceuticals, Inc.(b)	324,662	18,812,539
Dendreon Corp.(a)(b)	725,545	8,909,693
Total		27,722,232

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Mid Cap Growth Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
HEALTH CARE (cont.)
Health Care Equipment & Supplies 1.8%
Gen-Probe, Inc.(b)	149,245	$8,950,222
Intuitive Surgical, Inc.(b)	35,705	13,616,102
Varian Medical Systems, Inc.(b)	193,880	11,043,405
Total		33,609,729
Health Care Providers & Services 5.1%
AmerisourceBergen Corp.	625,210	24,745,812
Brookdale Senior Living, Inc.(b)	920,420	14,827,966
CIGNA Corp.	477,490	22,317,883
Express Scripts, Inc.(b)	433,925	20,368,439
Laboratory Corp. of America Holdings(b)	148,775	12,427,176
Total		94,687,276
Health Care Technology 0.9%
Cerner Corp.(a)(b)	244,440	16,123,262
Life Sciences Tools & Services 1.9%
Agilent Technologies, Inc.(b)	342,790	12,638,667
ICON PLC, ADR(a)(b)(c)	628,424	13,391,716
Illumina, Inc.(b)	168,780	8,793,438
Total		34,823,821
Pharmaceuticals 2.2%
Hospira, Inc.(b)	270,630	12,503,106
Watson Pharmaceuticals, Inc.(b)	413,105	27,727,608
Total		40,230,714
TOTAL HEALTH CARE		247,197,034
INDUSTRIALS 13.0%
Aerospace & Defense 0.7%
BE Aerospace, Inc.(b)	357,875	12,464,786
Air Freight & Logistics 1.9%
Atlas Air Worldwide Holdings, Inc.(b)	260,130	12,767,180
CH Robinson Worldwide, Inc.	191,200	13,479,600
Expeditors International of Washington, Inc.	191,410	8,709,155
Total		34,955,935
Airlines 0.6%
United Continental Holdings, Inc.(a)(b)	575,720	10,702,635
Commercial Services & Supplies 0.9%
Stericycle, Inc.(b)	177,285	15,549,667
Electrical Equipment 2.8%
AMETEK, Inc.	406,095	15,870,193
Regal-Beloit Corp.(a)	237,318	13,951,925
Rockwell Automation, Inc.	173,960	11,156,055
Sensata Technologies Holding NV(b)(c)	329,820	10,699,361
Total		51,677,534
Machinery 4.5%
AGCO Corp.(b)	203,530	8,719,225
Chart Industries, Inc.(b)	244,422	11,558,716
Cummins, Inc.	322,625	29,978,315
Joy Global, Inc.	218,430	18,227,984
Pall Corp.	260,985	13,344,163
Total		81,828,403
Professional Services 0.7%
IHS, Inc., Class A(b)	176,545	13,698,127

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS (cont.)
Road & Rail 0.9%
Kansas City Southern(b)	318,975	$17,275,686
TOTAL INDUSTRIALS		238,152,773
INFORMATION TECHNOLOGY 16.5%
Communications Equipment 1.1%
JDS Uniphase Corp.(b)	692,070	8,976,148
Polycom, Inc.(b)	433,770	10,323,726
Total		19,299,874
Internet Software & Services 1.1%
WebMD Health Corp.(b)	467,940	16,536,999
Yandex NV, Class A(b)(c)	146,940	4,550,732
Total		21,087,731
IT Services 4.1%
Alliance Data Systems Corp.(a)(b)	239,065	22,331,062
Cognizant Technology Solutions Corp., Class A(b)	131,440	8,339,868
Teradata Corp.(b)	427,940	22,406,938
VeriFone Systems, Inc.(b)	318,240	11,208,413
Western Union Co. (The)	644,080	10,640,202
Total		74,926,483
Semiconductors & Semiconductor Equipment 4.3%
Altera Corp.	344,270	12,527,985
ARM Holdings PLC, ADR(c)	336,019	9,267,404
Atmel Corp.(b)	851,580	7,757,894
Avago Technologies Ltd.(c)	529,780	17,541,016
Linear Technology Corp.	496,720	14,221,094
Microchip Technology, Inc.(a)	306,520	10,059,986
Novellus Systems, Inc.(b)	285,690	7,990,749
Total		79,366,128
Software 5.9%
BMC Software, Inc.(b)	310,460	12,607,781
Citrix Systems, Inc.(b)	239,125	14,450,324
Electronic Arts, Inc.(b)	1,352,100	30,530,418
Fortinet, Inc.(b)	475,564	9,097,539
Red Hat, Inc.(b)	325,220	12,859,199
Solera Holdings, Inc.	167,870	9,845,575
SuccessFactors, Inc.(a)(b)	351,410	8,208,938
TIBCO Software, Inc.(b)	519,125	11,618,017
Total		109,217,791
TOTAL INFORMATION TECHNOLOGY		303,898,007
MATERIALS 7.2%
Chemicals 3.1%
Cabot Corp.	320,321	11,028,652
Celanese Corp., Class A	339,405	15,955,429
CF Industries Holdings, Inc.	118,590	21,680,623
Solutia, Inc.(b)	538,160	9,353,221
Total		58,017,925
Containers & Packaging 0.8%
Crown Holdings, Inc.(b)	420,770	14,924,712

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Mid Cap Growth Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
MATERIALS (cont.)
Metals & Mining 3.3%
Agnico-Eagle Mines Ltd.(a)(c)	318,245	$21,984,365
Cliffs Natural Resources, Inc.	237,290	19,659,476
Steel Dynamics, Inc.	596,990	7,599,683
Walter Energy, Inc.	134,885	11,025,500
Total		60,269,024
TOTAL MATERIALS		133,211,661
TELECOMMUNICATION SERVICES 0.7%
Wireless Telecommunication Services 0.7%
Crown Castle International Corp.(b)	287,010	12,464,844
TOTAL TELECOMMUNICATION SERVICES		12,464,844
UTILITIES 0.7%
Electric Utilities 0.7%
ITC Holdings Corp.	168,780	12,769,895
TOTAL UTILITIES		12,769,895
Total Common Stocks (Cost: $1,512,145,430)		$1,765,569,959
Money Market Fund 4.3%
Columbia Short-Term Cash Fund, 0.139%(d)(e)	78,257,815	78,257,815
Total Money Market Fund (Cost: $78,257,815)		$78,257,815

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 7.1%
Asset-Backed Commercial Paper 1.0%
LMA Americas LLC
09/07/11	0.500%	$4,999,515	$4,999,515
Matchpoint Finance PLC
09/01/11	0.250%	3,999,972	3,999,972
Rheingold Securitization
09/12/11	0.430%	9,988,772	9,988,772
Total			18,988,259
Certificates of Deposit 4.1%
ABM AMRO Bank N.V.
09/12/11	0.310%	3,499,036	3,499,036
Credit Industrial et Commercial
11/21/11	0.410%	5,000,000	5,000,000
12/09/11	0.440%	5,000,000	5,000,000
Credit Suisse
11/17/11	0.300%	4,000,000	4,000,000
La Banque Postale
09/13/11	0.250%	10,000,000	10,000,000
Lloyds Bank PLC
10/14/11	0.346%	6,000,000	6,000,000
N.V. Bank Nederlandse Gemeenten
09/28/11	0.260%	3,000,000	3,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit (continued)
National Bank of Canada
11/18/11	0.252%	$6,000,000	$6,000,000
Pohjola Bank PLC
09/15/11	0.730%	5,000,000	5,000,000
Rabobank
01/20/12	0.253%	5,000,000	5,000,000
Societe Generale
09/01/11	0.250%	7,000,000	7,000,000
Union Bank of Switzerland
12/09/11	0.257%	11,000,000	11,000,000
United Overseas Bank Ltd.
09/26/11	0.260%	5,000,000	5,000,000
Total			75,499,036
Other Short-Term Obligations 0.5%
The Goldman Sachs Group, Inc.
09/15/11	0.280%	9,000,000	9,000,000
Repurchase Agreements 1.5%
Natixis Financial Products, Inc. repurchase price $5,000,018 dated 08/31/11, matures 09/01/11,(f)	0.130%	5,000,000	5,000,000
Nomura Securities repurchase price $5,000,011 dated 08/31/11, matures 09/01/11,(f)	0.080%	5,000,000	5,000,000
UBS Securities LLC repurchase price $17,763,290 dated 08/31/11, matures 09/01/11,(f)	0.080%	17,763,250	17,763,250
Total			27,763,250
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $131,250,545)			$131,250,545
Total Investments (Cost: $1,721,653,790)			$1,975,078,319
Other Assets & Liabilities, Net			(134,054,686)
Net Assets			$1,841,023,633

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Mid Cap Growth Fund

August 31, 2011

Notes to Portfolio of Investments

(a)  At August 31, 2011, security was partially or fully on loan.

(b)  Non-income producing.

(c)  Represents a foreign security. At August 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $141,641,985 or 7.69% of net assets.

(d)  The rate shown is the seven-day current annualized yield at August 31, 2011.

(e)  Investments in affiliates during the year ended August 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$654,497,417	$(576,239,602)	$—	$78,257,815	$46,458	$78,257,815

(f)  The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Natixis Financial Products, Inc. (0.130%)

Security Description	Value
Fannie Mae Interest Strip	$1,355,889
Fannie Mae Pool	703,124
Fannie Mae REMICS	1,217,607
Freddie Mac Discount Notes	349,583
Freddie Mac Gold Pool	800,348
Freddie Mac REMICS	468,459
Freddie Mac Strips	142,125
Government National Mortgage Association	62,893
Total Market Value of Collateral Securities	$5,100,028

Nomura Securities (0.080%)

Security Description	Value
Ginnie Mae I Pool	$3,250,591
Ginnie Mae II Pool	1,829,904
Government National Mortgage Association	19,505
Total Market Value of Collateral Securities	$5,100,000

UBS Securities LLC (0.080%)

Security Description	Value
Fannie Mae Pool	$12,845,875
Freddie Mac Gold Pool	5,101,713
Freddie Mac Non Gold Pool	170,927
Total Market Value of Collateral Securities	$18,118,515
Abbreviation Legend

ADR  American Depositary Receipt

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia Mid Cap Growth Fund

August 31, 2011

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Columbia Mid Cap Growth Fund

August 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of August 31, 2011:

	Fair value at August 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets(b)	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$397,200,507	$—	$—	$397,200,507
Consumer Staples	95,631,408	—	—	95,631,408
Energy	201,146,989	—	—	201,146,989
Financials	123,896,841	—	—	123,896,841
Health Care	247,197,034	—	—	247,197,034
Industrials	238,152,773	—	—	238,152,773
Information Technology	303,898,007	—	—	303,898,007
Materials	133,211,661	—	—	133,211,661
Telecommunication Services	12,464,844	—	—	12,464,844
Utilities	12,769,895	—	—	12,769,895
Total Equity Securities	1,765,569,959	—	—	1,765,569,959
Other
Affiliated Money Market Fund(c)	78,257,815	—	—	78,257,815
Investments of Cash Collateral Received for Securities on Loan	—	131,250,545	—	131,250,545
Total Other	78,257,815	131,250,545	—	209,508,360
Total	$1,843,827,774	$131,250,545	$—	$1,975,078,319

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

(c)  Money market fund that is a sweep investment for cash balances in the Fund at August 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Assets and Liabilities – Columbia Mid Cap Growth Fund

August 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,512,145,430)	$1,765,569,959
Affiliated issuers (identified cost $78,257,815)	78,257,815
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $103,487,295)	103,487,295
Repurchase agreements (identified cost $27,763,250)	27,763,250
Total investments (identified cost $1,721,653,790)	1,975,078,319
Receivable for:
Capital shares sold	3,078,797
Investments sold	6,224,914
Dividends	1,079,180
Interest	27,742
Reclaims	5,092
Trustees' deferred compensation plan	87,681
Prepaid expenses	1,577
Total assets	1,985,583,302
Liabilities
Due upon return of securities on loan	131,250,545
Payable for:
Investments purchased	10,752,016
Capital shares purchased	1,902,347
Investment management fees	35,094
Distribution and service fees	4,618
Transfer agent fees	148,335
Administration fees	2,721
Chief compliance officer expenses	900
Other expenses	375,412
Trustees' deferred compensation plan	87,681
Total liabilities	144,559,669
Net assets applicable to outstanding capital stock	$1,841,023,633

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Assets and Liabilities (continued) – Columbia Mid Cap Growth Fund

August 31, 2011

Represented by
Paid-in capital	$1,618,834,199
Accumulated net investment loss	(124,299)
Accumulated net realized loss	(31,110,796)
Unrealized appreciation (depreciation) on:
Investments	253,424,529
Total — representing net assets applicable to outstanding capital stock	$1,841,023,633
*Value of securities on loan	$129,376,620
Net assets applicable to outstanding shares
Class A	$304,214,211
Class B	$7,603,964
Class C	$54,223,723
Class I	$180,382,857
Class R	$26,196,275
Class R5	$2,198,072
Class T	$22,126,875
Class W	$45,118,629
Class Y	$32,340
Class Z	$1,198,926,687
Shares outstanding
Class A	11,815,575
Class B	317,898
Class C	2,259,988
Class I	6,808,567
Class R	1,032,181
Class R5	83,025
Class T	860,299
Class W	1,751,676
Class Y	1,222
Class Z	45,331,818
Net asset value per share
Class A(a)	$25.75
Class B	$23.92
Class C	$23.99
Class I	$26.49
Class R	$25.38
Class R5	$26.47
Class T(a)	$25.72
Class W	$25.76
Class Y	$26.46
Class Z	$26.45

(a)  The maximum offering price per share for Class A and Class T is $27.32 and $27.29, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Operations – Columbia Mid Cap Growth Fund

Year ended August 31, 2011

Net investment income
Income:
Dividends	$8,968,415
Interest	20,321
Dividends from affiliates	46,458
Income from securities lending — net	158,875
Foreign taxes withheld	(10,573)
Total income	9,183,496
Expenses:
Investment management fees	11,840,449
Distribution fees
Class B	55,806
Class C	240,943
Class R	73,714
Service fees
Class A	448,020
Class B	18,602
Class C	80,315
Class W	95,387
Shareholder service fee — Class T	71,977
Transfer agent fees
Class A	264,688
Class B	11,269
Class C	47,905
Class R	21,537
Class R5	26
Class T	36,118
Class W	53,485
Class Y	36
Class Z	1,832,608
Administration fees	435,624
Compensation of board members	70,585
Pricing and bookkeeping fees	81,856
Custodian fees	60,445
Printing and postage fees	192,676
Registration fees	137,275
Professional fees	105,105
Line of credit interest expense	1,093
Chief compliance officer expenses	2,213
Other	94,377
Total expenses	16,374,134
Earnings credits on cash balances	(83)
Total net expenses	16,374,051
Net investment loss	(7,190,555)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	228,798,105
Foreign currency transactions	(12,203)
Forward foreign currency exchange contracts	(24,030)
Net realized gain	228,761,872
Net change in unrealized appreciation	44,832,669
Net realized and unrealized gain	273,594,541
Net increase in net assets resulting from operations	$266,403,986

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Changes in Net Assets – Columbia Mid Cap Growth Fund

Year ended August 31,	2011	2010
Operations
Net investment loss	$(7,190,555)	$(3,133,701)
Net realized gain	228,761,872	182,181,452
Net change in unrealized appreciation (depreciation)	44,832,669	(18,392,381)
Net increase in net assets resulting from operations	266,403,986	160,655,370
Distributions to shareholders from:
Net investment Income
Class Y	—	(2,922)
Class Z	—	(477,929)
Total distributions to shareholders	—	(480,851)
Increase (decrease) in net assets from share transactions	481,749,579	(119,131,646)
Proceeds from regulatory settlement (Note 6)	10,040	—
Total increase in net assets	748,163,605	41,042,873
Net assets at beginning of year	1,092,860,028	1,051,817,155
Net assets at end of year	$1,841,023,633	$1,092,860,028
Accumulated net investment loss/Excess of distributions over net investment income	$(124,299)	$(136,787)

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Statement of Changes in Net Assets (continued) – Columbia Mid Cap Growth Fund

Year ended August 31,	2011(a)(b)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	3,647,092	99,576,606	921,409	18,728,421
Fund merger	6,643,314	188,040,627	—	—
Redemptions	(1,695,254)	(44,997,727)	(765,185)	(15,343,264)
Net increase	8,595,152	242,619,506	156,224	3,385,157
Class B shares
Subscriptions	51,449	1,237,545	52,543	990,084
Fund merger	133,461	3,520,183	—	—
Redemptions	(161,871)	(4,006,820)	(259,463)	(4,972,238)
Net increase (decrease)	23,039	750,908	(206,920)	(3,982,154)
Class C shares
Subscriptions	301,144	7,466,568	88,723	1,682,301
Fund merger	1,760,249	46,582,851	—	—
Redemptions	(320,723)	(8,063,615)	(116,905)	(2,240,947)
Net increase (decrease)	1,740,670	45,985,804	(28,182)	(558,646)
Class I shares
Subscriptions	7,423,816	202,986,187	—	—
Fund merger	439,540	12,783,049	—	—
Redemptions	(1,054,789)	(30,323,681)	—	—
Net increase	6,808,567	185,445,555	—	—
Class R shares
Subscriptions	543,910	14,895,676	134,520	2,673,501
Fund merger	516,247	14,418,085	—	—
Redemptions	(283,814)	(7,617,881)	(101,174)	(1,964,246)
Net increase	776,343	21,695,880	33,346	709,255
Class R5 shares
Subscriptions	89	2,501	—	—
Fund merger	82,936	2,410,167	—	—
Net increase	83,025	2,412,668	—	—
Class T shares
Subscriptions	6,079	166,919	6,928	141,759
Redemptions	(114,662)	(3,004,529)	(109,861)	(2,227,593)
Net decrease	(108,583)	(2,837,610)	(102,933)	(2,085,834)
Class W shares
Subscriptions	2,418,939	60,188,516	—	—
Redemptions	(667,263)	(18,605,407)	—	—
Net increase	1,751,676	41,583,109	—	—
Class Y shares
Subscriptions	603	14,622	61,701	1,321,278
Distributions reinvested	—	—	1	20
Redemptions	(48,270)	(1,099,650)	(183,395)	(3,698,530)
Net decrease	(47,667)	(1,085,028)	(121,693)	(2,377,232)
Class Z shares
Subscriptions	8,437,478	230,632,729	4,308,947	88,875,986
Distributions reinvested	—	—	13,416	266,166
Redemptions	(10,721,383)	(285,453,942)	(9,802,292)	(203,364,344)
Net decrease	(2,283,905)	(54,821,213)	(5,479,929)	(114,222,192)
Total net increase (decrease)	17,338,317	481,749,579	(5,750,087)	(119,131,646)

(a)  Class I and Class W are for the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)  Class R5 for the period from March 7, 2011 (commencement of operations) to August 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights – Columbia Mid Cap Growth Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Aug. 31, 2011
	2011		2010		2009		2008		2007
Class A
Per share data
Net asset value, beginning of period	$20.22		$17.58		$23.47		$27.51		$24.01
Income from investment operations:
Net investment loss	(0.17)		(0.10)		(0.03)		(0.12)		(0.01	)(a)
Net realized and unrealized gain (loss) on investments	5.70		2.74		(5.37)		(0.06)		4.97
Total from investment operations	5.53		2.64		(5.40)		(0.18)		4.96
Less distributions to shareholders from:
Net realized gains	—		—		(0.49)		(3.86)		(1.46)
Proceeds from regulatory settlement	0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$25.75		$20.22		$17.58		$23.47		$27.51
Total return	27.35%		15.02%		(22.38%)		(2.21%)		21.24%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.19	%(d)	1.23	%(d)	1.26%		1.18	%(d)	1.17	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.19	%(d)(f)	1.23	%(d)(f)	1.26	%(f)	1.18	%(d)(f)	1.17	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.19%		1.23%		1.26%		1.18%		1.17%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.19	%(f)	1.23	%(f)	1.26	%(f)	1.18	%(f)	1.17	%(f)
Net investment loss	(0.63	%)(f)	(0.49	%)(f)	(0.20	%)(f)	(0.48	%)(f)	(0.05	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$304,214		$65,123		$53,881		$63,337		$49,614
Portfolio turnover	138%		137%		160%		149%		171%
Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Mid Cap Growth Fund

	Year ended Aug. 31, 2011
	2011		2010		2009		2008		2007
Class B
Per share data
Net asset value, beginning of period	$18.93		$16.59		$22.35		$26.47		$23.32
Income from investment operations:
Net investment loss	(0.34)		(0.23)		(0.14)		(0.30)		(0.20	)(a)
Net realized and unrealized gain (loss) on investments	5.33		2.57		(5.13)		(0.04)		4.81
Total from investment operations	4.99		2.34		(5.27)		(0.34)		4.61
Less distributions to shareholders from:
Net realized gains	—		—		(0.49)		(3.78)		(1.46)
Proceeds from regulatory settlement	0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$23.92		$18.93		$16.59		$22.35		$26.47
Total return	26.36%		14.10%		(22.93%)		(2.92%)		20.33%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.95	%(d)	1.98	%(d)	2.01%		1.93	%(d)	1.92	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.95	%(d)(f)	1.98	%(d)(f)	2.01	%(f)	1.93	%(d)(f)	1.92	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.95%		1.98%		2.01%		1.93%		1.92%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.95	%(f)	1.98	%(f)	2.01	%(f)	1.93	%(f)	1.92	%(f)
Net investment loss	(1.39	%)(f)	(1.24	%)(f)	(0.95	%)(f)	(1.23	%)(f)	(0.79	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$7,604		$5,582		$8,322		$15,829		$19,472
Portfolio turnover	138%		137%		160%		149%		171%
Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Mid Cap Growth Fund

	Year ended Aug. 31, 2011
	2011		2010		2009		2008		2007
Class C
Per share data
Net asset value, beginning of period	$18.98		$16.63		$22.41		$26.53		$23.37
Income from investment operations:
Net investment loss	(0.35)		(0.24)		(0.14)		(0.30)		(0.21	)(a)
Net realized and unrealized gain (loss) on investments	5.36		2.59		(5.15)		(0.04)		4.83
Total from investment operations	5.01		2.35		(5.29)		(0.34)		4.62
Less distributions to shareholders from:
Net realized gains	—		—		(0.49)		(3.78)		(1.46)
Proceeds from regulatory settlement	0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$23.99		$18.98		$16.63		$22.41		$26.53
Total return	26.40%		14.13%		(22.96%)		(2.91%)		20.33%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.94	%(d)	1.98	%(d)	2.01%		1.93	%(d)	1.92	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.94	%(d)(f)	1.98	%(d)(f)	2.01	%(f)	1.93	%(d)(f)	1.92	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.94%		1.98%		2.01%		1.93%		1.92%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.94	%(f)	1.98	%(f)	2.01	%(f)	1.93	%(f)	1.92	%(f)
Net investment loss	(1.39	%)(f)	(1.24	%)(f)	(0.95	%)(f)	(1.23	%)(f)	(0.81	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$54,224		$9,858		$9,106		$13,540		$8,237
Portfolio turnover	138%		137%		160%		149%		171%
Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia Mid Cap Growth Fund

	Year ended Aug. 31, 2011(a)
Class I
Per share data
Net asset value, beginning of period	$23.23
Income from investment operations:
Net investment loss	(0.06)
Net realized and unrealized gain on investments	3.32
Total from investment operations	3.26
Proceeds from regulatory settlement	0.00	(b)
Net asset value, end of period	$26.49
Total return	14.03%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.80	%(d)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.80	%(d)(f)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.80	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.80	%(d)(g)
Net investment loss	(0.22	%)(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$180,383
Portfolio turnover	138%
Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Financial Highlights (continued) – Columbia Mid Cap Growth Fund

	Year ended Aug. 31, 2011
	2011		2010		2009		2008		2007
Class R
Per share data
Net asset value, beginning of period	$19.98		$17.42		$23.32		$27.39		$23.97
Income from investment operations:
Net investment loss	(0.23)		(0.15)		(0.07)		(0.18)		(0.15	)(a)
Net realized and unrealized gain (loss) on investments	5.63		2.71		(5.34)		(0.06)		5.03
Total from investment operations	5.40		2.56		(5.41)		(0.24)		4.88
Less distributions to shareholders from:
Net realized gains	—		—		(0.49)		(3.83)		(1.46)
Proceeds from regulatory settlement	0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$25.38		$19.98		$17.42		$23.32		$27.39
Total return	27.03%		14.70%		(22.57%)		(2.44%)		20.93%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.44	%(d)	1.48	%(d)	1.51%		1.43	%(d)	1.42	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.44	%(d)(f)	1.48	%(d)(f)	1.51	%(f)	1.43	%(d)(f)	1.42	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.44%		1.48%		1.51%		1.43%		1.42%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.44	%(f)	1.48	%(f)	1.51	%(f)	1.43	%(f)	1.42	%(f)
Net investment loss	(0.88	%)(f)	(0.73	%)(f)	(0.45	%)(f)	(0.74	%)(f)	(0.57	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$26,196		$5,112		$3,876		$1,800		$908
Portfolio turnover	138%		137%		160%		149%		171%
Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

22

Financial Highlights (continued) – Columbia Mid Cap Growth Fund

	Year ended Aug. 31, 2011(a)
Class R5
Per share data
Net asset value, beginning of period	$28.05
Income from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gain (loss) on investments	(1.55	)(b)
Total from investment operations	(1.58)
Net asset value, end of period	$26.47
Total return	(5.63%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.78	%(d)(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.78	%(d)(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.78	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.78	%(d)(g)
Net investment loss	(0.24	%)(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$2,198
Portfolio turnover	138%
Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to August 31, 2011.

(b)  Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

23

Financial Highlights (continued) – Columbia Mid Cap Growth Fund

	Year ended Aug. 31, 2011
	2011		2010		2009		2008		2007
Class T
Per share data
Net asset value, beginning of period	$20.21		$17.58		$23.48		$27.53		$24.04
Income from investment operations:
Net investment income	(0.18)		(0.11)		(0.04)		(0.14)		(0.03	)(a)
Net realized and unrealized gain (loss) on investments	5.69		2.74		(5.37)		(0.06)		4.98
Total from investment operations	5.51		2.63		(5.41)		(0.20)		4.95
Less distributions to shareholders from:
Net realized gains	—		—		(0.49)		(3.85)		(1.46)
Proceeds from regulatory settlement	0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$25.72		$20.21		$17.58		$23.48		$27.53
Total return	27.26%		14.96%		(22.41%)		(2.27%)		21.17%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.26	%(d)	1.28	%(d)	1.31%		1.23	%(d)	1.22	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.26	%(d)(f)	1.28	%(d)(f)	1.31	%(f)	1.23	%(d)(f)	1.22	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.26%		1.28%		1.31%		1.23%		1.22%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.26	%(f)	1.28	%(f)	1.31	%(f)	1.23	%(f)	1.22	%(f)
Net investment loss	(0.69	%)(f)	(0.54	%)(f)	(0.25	%)(f)	(0.53	%)(f)	(0.10	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$22,127		$19,582		$18,847		$26,801		$29,282
Portfolio turnover	138%		137%		160%		149%		171%
Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

24

Financial Highlights (continued) – Columbia Mid Cap Growth Fund

	Year ended Aug. 31, 2011(a)
Class W
Per share data
Net asset value, beginning of period	$22.67
Income from investment operations:
Net investment loss	(0.16)
Net realized and unrealized gain on investments	3.25
Total from investment operations	3.09
Proceeds from regulatory settlement	0.00	(b)
Net asset value, end of period	$25.76
Total return	13.63%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.19	%(d)(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.19	%(d)(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.19	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.19	%(d)(g)
Net investment loss	(0.63	%)(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$45,119
Portfolio turnover	138%
Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

25

Financial Highlights (continued) – Columbia Mid Cap Growth Fund

	Year ended Aug. 31, 2011
	2011		2010		2009(a)
Class Y
Per share data
Net asset value, beginning of period	$20.72		$17.98		$16.18
Income from investment operations
Net investment income (loss)	(0.04)		(0.03)		0.01
Net realized and unrealized gain on investments	5.78		2.80		1.79
Total from investment operations	5.74		2.77		1.80
Less distributions to shareholders from:
Net investment income	—		(0.03)		—
Proceeds from regulatory settlement	0.00	(b)	—		—
Net asset value, end of period	$26.46		$20.72		$17.98
Total return	27.70%		15.43%		11.12%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.86	%(d)	0.84	%(d)	0.86	%(e)
Net Expenses prior to fees waived or expenses reimbursed (including interest expense)(f)	0.86	%(d)(g)	0.84	%(d)(g)	0.86	%(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.86%		0.84%		0.86	%(e)
Net Expenses prior to fees waived or expenses reimbursed (excluding interest expense)(f)	0.86	%(g)	0.84	%(g)	0.86	%(e)(g)
Net investment income (loss)	(0.15	%)(g)	(0.13	%)(g)	0.31	%(e)(g)
Net assets, end of period (in thousands)	$32		$1,013		$3,067
Portfolio turnover	138%		137%		160%
Notes to Financial Highlights

(a)  For the period from July 15, 2009 (commencement of operations) to August 31, 2009.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

26

Financial Highlights (continued) – Columbia Mid Cap Growth Fund

	Year ended Aug. 31, 2011
	2011		2010		2009		2008		2007
Class Z
Per share data
Net asset value, beginning of period	$20.72		$17.98		$23.92		$27.93		$24.35
Income from investment operations:
Net investment income (loss)	(0.10)		(0.05)		0.01		(0.06)		0.05	(a)
Net realized and unrealized gain (loss) on investments	5.83		2.80		(5.46)		(0.07)		5.04
Total from investment operations	5.73		2.75		(5.45)		(0.13)		5.09
Less distributions to shareholders from:
Net investment income	—		(0.01)		—		—		(0.05)
Net realized gains	—		—		(0.49)		(3.88)		(1.46)
Total distributions to shareholders	—		(0.01)		(0.49)		(3.88)		(1.51)
Proceeds from regulatory settlement	0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$26.45		$20.72		$17.98		$23.92		$27.93
Total return	27.65%		15.29%		(22.16%)		(1.97%)		21.49%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.95	%(d)	0.98	%(d)	1.01%		0.93	%(d)	0.92	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.95	%(d)(f)	0.98	%(d)(f)	1.01	%(f)	0.93	%(d)(f)	0.92	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.95%		0.98%		1.01%		0.93%		0.92%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.95	%(f)	0.98	%(f)	1.01	%(f)	0.93	%(f)	0.92	%(f)
Net investment income (loss)	(0.39	%)(f)	(0.24	%)(f)	(0.05	%)(f)	(0.23	%)(f)	0.20	%(f)
Supplemental data
Net assets, end of period (in thousands)	$1,198,927		$986,590		$954,718		$1,286,857		$1,452,707
Portfolio turnover	138%		137%		160%		149%		171%
Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

27

Notes to Financial Statements – Columbia Mid Cap Growth Fund
August 31, 2011

Note 1. Organization

Columbia Mid Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R5, Class T, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

On December 10, 2010, affiliated fund of funds managed by Columbia Management Investment Advisers, LLC, exchanged Class Z shares valued at $61,683,112 for Class I shares.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds. Class I shares commenced operations on September 27, 2010.

Class R shares are not subject to sales charges and are available to qualifying institutional investors.

The Fund is authorized to issue Class R5 shares, which are not subject to sales charges; however, this share class is closed to new investors. Class R5 shares commenced operations on March 7, 2011.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on September 27, 2010.

Class Y shares are not subject to sales charges and are available only to certain categories of investors which are subject to minimum initial investment requirements.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price.

28

Columbia Mid Cap Growth Fund, August 31, 2011

Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing services.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty.

29

Columbia Mid Cap Growth Fund, August 31, 2011

If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities and to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at August 31, 2011

At August 31, 2011, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended August 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(24,030)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—

Volume of Derivative Instruments for the Year Ended August 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	6

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

30

Columbia Mid Cap Growth Fund, August 31, 2011

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Interest income is recorded on the accrual basis.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management's estimates if actual information has not yet been reported. Management's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective April 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.76% to 0.62% as the Fund's net assets increase. Prior to April 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.82% to 0.67% as the Fund's net assets increased. The annualized effective management fee rate for the year ended August 31, 2011 was 0.73% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective April 1, 2011, the Fund pays the Fund Administrator an annual fee for

31

Columbia Mid Cap Growth Fund, August 31, 2011

administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. Prior to April 1, 2011, the Investment Manager did not receive a fee for its services under the Administration Services Agreement. The effective administration fee rate for the year ended August 31, 2011 was 0.03% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to March 28, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective March 28, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as set forth in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended August 31, 2011, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.15%
Class B	0.15
Class C	0.15
Class R	0.15
Class R5	0.00	*
Class T	0.15
Class W	0.14
Class Y	0.04
Class Z	0.15

*  Rounds to less than 0.01%.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former

32

Columbia Mid Cap Growth Fund, August 31, 2011

transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At August 31, 2011, the Fund's total potential future obligation over the life of the Guaranty is $269,865. The liability remaining at August 31, 2011 for non-recurring charges associated with the lease amounted to $182,336 and is included within other accrued expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at August 31, 2011 is included in other assets in the Statement of Assets and Liabilities at cost of $2,199.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2011, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R, and Class W shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. The shareholder services fee for the year ended August 31, 2011 was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $180,981 for Class A, $5,021 for Class B, $8,468 for Class C and $17 for Class T for the year ended August 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective April 1, 2011,the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), through December 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.35%
Class B	2.10
Class C	2.10

33

Columbia Mid Cap Growth Fund, August 31, 2011

Class I	0.99%
Class R	1.60
Class R5	1.04
Class T	1.40
Class W	1.35
Class Y	1.10
Class Z	1.10

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

For the period September 27, 2010 through March 31, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.30%
Class B	2.05
Class C	2.05
Class I	0.95
Class R	1.55
Class R5	1.00
Class T	1.35
Class W	1.30
Class Y	1.05
Class Z	1.05

Prior to September 27, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 1.05% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, re-characterization of real estate investment trust (REIT) distributions and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund's net assets in the Statement of Assets and Liabilities as follows:

Accumulated net investment loss	$7,935,083
Accumulated net realized loss	179,145
Paid-in capital	(8,114,228)

Net investment loss and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended August 31,	2011	2010
Ordinary Income	$—	$480,851
Long-Term Capital Gains	—	—

34

Columbia Mid Cap Growth Fund, August 31, 2011

At August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gain	62,178,175
Unrealized appreciation	249,961,819

At August 31, 2011, the cost of investments for federal income tax purposes was $1,725,116,500 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$330,631,402
Unrealized depreciation	(80,669,583)
Net unrealized appreciation	249,961,819

The following capital loss carryforwards, determined at August 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2015	$29,526,504
2016	60,299,757
Total	$89,826,261

For the year ended August 31, 2011, $163,616,005 of capital loss carryforwards was utilized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Under current tax laws, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2011, post-October losses of $35,275 attributed to security transactions were deferred to September 1, 2011.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,336,924,374 and $2,169,903,696, respectively, for the year ended August 31, 2011.

Note 6. Regulatory Settlements

During the year ended August 31, 2011, the Fund received payments of $10,040 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Proceeds from regulatory settlement" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective March 28, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At August 31, 2011, securities valued at $129,376,620 were on loan, secured by U.S. government securities

35

Columbia Mid Cap Growth Fund, August 31, 2011

valued at $1,176,448 and by cash collateral of $131,250,545 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to March 28, 2011, the Fund particpated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 8. Custody Credits

Prior to March 28, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period September 1, 2010 through March 28, 2011, these credits reduced total expenses by $83.

Note 9. Affiliated Money Market Fund

Effective March 28, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At August 31, 2011 one shareholder account owned 31.2% of the outstanding shares of the Fund. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on March 28, 2011, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500,000,000.

Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $280,000,000 committed, unsecured revolving credit facility provided by State Street. Effective October 14, 2010, interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a

36

Columbia Mid Cap Growth Fund, August 31, 2011

commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. For the year ended August 31, 2011, the average daily loan balance outstanding on days when borrowings existed was $6,575,000 at a weighted average interest rate of 1.50%.

Note 12. Fund Merger

At the close of business on April 8, 2011, the Fund acquired the assets and assumed the identified liabilities of Seligman Capital Fund. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,652,363,918 and the combined net assets immediately after the acquisition were $1,920,118,880.

The merger was accomplished by a tax-free exchange of 9,970,850 shares of Seligman Capital Fund valued at $267,754,962 (including $54,962,597 of unrealized appreciation).

In exchange for Seligman Capital Fund shares, the Fund issued the following number of shares:

Shares
Class A	6,643,314
Class B	133,461
Class C	1,760,249
Class I	439,540
Class R	516,247
Class R5	82,936

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Seligman Capital Fund's cost of investments was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Seligman Capital Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on March 1, 2011 the Fund's pro-forma net investment loss, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended August 31, 2011 would have been approximately $(8.8) million, $261.9 million, $95.6 million and $348.7 million, respectively.

Note 13. Significant Risks

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that that invests in a wider range of industries.

Note 14. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 15. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded

37

Columbia Mid Cap Growth Fund, August 31, 2011

to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

38

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Mid Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Growth Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2011

39

Federal Income Tax Information (Unaudited) – Columbia Mid Cap Growth Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended August 31, 2011, $65,287,084, or, if subsequently determined to be different, the net capital gain of such year.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

40

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services); Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from1997 to 2010. Oversees 43; None

William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

41

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired, Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington, from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

42

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Michael A. Jones (born 1959)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

43

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

44

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Mid Cap Growth Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

49

Columbia Mid Cap Growth Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1631 C (10/11)

Columbia Oregon Intermediate Municipal Bond Fund

Annual Report for the Period Ended August 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Manager's Report	4

Portfolio of Investments	7

Statement of Assets and Liabilities	15

Statement of Operations	16

Statement of Changes in Net Assets	17

Financial Highlights	19

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	30

Federal Income Tax Information	31

Fund Governance	32

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Oregon Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended August 31, 2011, the fund's Class A shares returned 2.07% without sales charge.

■  The fund underperformed its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, and outperformed the average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  Overweights versus the benchmark in shorter-maturity callable (or redeemable) bonds, zero coupon bonds plus a larger-than-normal cash position hampered relative performance, while positioning in the hospital sector aided results.

Portfolio Management

Brian M. McGreevy has managed the fund since December 2003 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. McGreevy was associated with the fund's previous advisor or its predecessors since 1994.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/11

+2.07%

Class A shares (without sales charge)

+3.15%

Barclays Capital 3-15 Year Blend Municipal Bond Index

1

Performance Information – Columbia Oregon Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 09/01/01 – 08/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Oregon Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance with sales charge for Class A is calculated with an initial sales charge of 4.75%.

Performance of a $10,000 investment 09/01/01 – 08/31/11 ($)

Sales charge	without	with
Class A	15,002	14,291
Class B	14,045	14,045
Class C	14,434	14,434
Class Z	15,367	n/a

Average annual total return as of 08/31/11 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		07/02/84
Sales charge	without	with	without	with	without	with	without
1-year	2.07	–1.28	1.30	–1.66	1.65	0.66	2.31
5-year	4.11	3.43	3.34	3.34	3.70	3.70	4.37
10-year	4.14	3.64	3.46	3.46	3.74	3.74	4.39

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

The 10-year Class A average annual returns with sales charge as of August 31, 2011 include the previous sales charge of 4.75%. The 1-year and 5-year Class A average annual returns with sales charge as of August 31, 2011 include the new sales charge of 3.25%. This change was effective beginning August 22, 2005.

Performance results reflect any fee waivers or expense reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A and Class B share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003 and Class Z shares were initially offered on July 2, 1984.

2

Understanding Your Expenses – Columbia Oregon Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the fund will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the fund's annualized expense ratios used to calculate the expense information below.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/11 – 08/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,051.80	1,021.22	4.09	4.02	0.79
Class B	1,000.00	1,000.00	1,047.80	1,017.44	7.95	7.83	1.54
Class C	1,000.00	1,000.00	1,049.60	1,019.21	6.15	6.06	1.19
Class Z	1,000.00	1,000.00	1,053.00	1,022.48	2.79	2.75	0.54

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Portfolio Manager's Report – Columbia Oregon Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/11 ($)

Class A	12.49
Class B	12.49
Class C	12.49
Class Z	12.49

Distributions declared per share

09/01/10 – 08/31/11 ($)

Class A	0.43
Class B	0.33
Class C	0.38
Class Z	0.46

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.02 per share of taxable realized gains.

30-day SEC yields

as of 08/31/11 (%)

Class A	1.78
Class B	1.20
Class C	1.55
Class Z	2.21

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

For the 12-month period that ended August 31, 2011, the fund's Class A shares returned 2.07% without sales charge. The fund trailed the 3.15% return of its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index, and outperformed the 1.93% average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Category. Exposure to shorter-maturity callable (redeemable) bonds and zero coupon bonds and a larger-than-normal cash position hampered performance relative to the benchmark, while an overweight in the hospital sector helped results.

Economic woes weighed on investors

At the beginning of the period, the economy was gaining ground, following the Federal Reserve Board's (the Fed's) decision to undertake a second round of quantitative easing (QE2), which involved a massive repurchase of Treasury securities. However, growth slowed early in 2011 as the impact of Japan's first-quarter natural disasters worked its way through the global supply chain and Europe scrambled, once again, to prop up debtor nations—notably Greece. U.S. growth was further impeded by destructive spring and summer storms, and wrangling over the deficit and federal debt ceiling unnerved investors. The end of economic stimulus measures—including QE2 and the Build America Bonds (BABs) program allowing municipalities to issue taxable debt in exchange for special tax credits or federal subsidies—created additional worries.

Against this backdrop, the U.S. economy expanded at a modest 1.6% over the past 12 months, as measured by gross domestic product (GDP). Growth was encouraging in the third and fourth quarters of 2010, but fell sharply in 2011as the housing market continued its five-year slide and the job market disappointed with fewer-than-expected new jobs and higher unemployment. In addition, private consumption, manufacturing and consumer confidence numbers slid, dampening prospects for the second half of 2011. The Fed, which has sought to prop up economic growth over the past several years, appears to be nearly out of ammunition. The probability of slipping back into recession has risen, but we do not think that is in the cards for 2011.

A challenging period for municipal bonds

The municipal bond market got off to a rough start in the fall of 2010, as yields on U.S. Treasury bonds climbed and bond prices fell. For the first six months of this 12-month reporting period, interest rates rose across all maturities, with the biggest increases coming from longer-term issues. State and local budgets remained under pressure, raising concerns among investors that more issuers might default. In the fourth quarter of 2010, municipal bond funds started seeing heavy redemptions, particularly among longer-maturity funds. These outflows forced long-term yields even higher, widening the difference between yields on short- and long-term bonds. In this troubling environment, longer-maturity and lower-rated bonds suffered the most. However, the fund benefited from its emphasis on shorter-maturity callable bonds and exposure to relatively high quality issues.

Surprises for municipal bond market in 2011

Despite concerns about downgrades and potential defaults, 2011 began with expectations that the volume of new municipal bond issues would be heavy. Evidence that the economy was slowing, however, soon forced issuers to cut back on spending for capital projects and supply dropped sharply. Many states, including Oregon, were forced to cut their budgets, curtail

4

Portfolio Manager's Report (continued) – Columbia Oregon Intermediate Municipal Bond Fund

employee benefits and postpone or cancel capital projects. As the 10-year Treasury yield slid from a high of 3.75% in February 2011 to 2.0% at the end of August 2011, yields on municipal bonds also retreated, ending August where they had started a year earlier. For the 12-month reporting period, the best performers were six- to eight-year municipal issues, which returned more than 4%; five- and 10-year munis returned approximately 3.50%. Shorter- and longer-maturity bonds were the weakest performers.

Maturity and credit quality positioning detracted from results

An overweight in zero coupon muni bonds, which sell at a deep discount to face value and pay no current interest, hampered results relative to the Barclays index. In particular, the fund's investment in 10- to 15-year zero coupon bonds hurt, as investor demand for longer zero coupons declined. Even though the fund had reduced stakes in both shorter-maturity callable bonds and cash, the fund's exposure to both sectors further hindered performance as bond prices rallied. Over the year, we bought higher quality bonds with 10-year maturities, in part, because the supply of lower-rated (A or below) bonds in Oregon was so limited. However, as higher quality bonds lagged lower rated issues, this addition did little to help performance. By contrast, an overweight in the hospital sector, where bonds returned more than 5%, helped results.

Looking ahead

Although Oregon has struggled with a slump in personal income tax revenue, continued fallout from the housing downturn, high unemployment and a slowdown in new job growth, the state has taken positive steps to keep its fiscal house in order. Legislators have initiated major reductions in spending to offset a $3.5 billion budgetary shortfall. In addition, semiconductor manufacturer Intel has committed to building a new $3 billion facility in Oregon that will likely generate new jobs in the construction and high-tech industries. While budget pressures may continue, we think the state is on the right track to maintaining a strong credit rating. Going forward, we expect to find good relative value in intermediate-maturity (7- to 12-year) issues, which have not experienced the same strong demand from individual investors that short-term issues have. We also think that bonds with shorter maturities offer less opportunity in light of the Fed's announcement in August that it plans to keep key short-term interest rates low for an extended period.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

Single-state municipal bond funds pose additional risks, due to limited geographical diversification.

Maturity breakdown

as of 08/31/11 (%)

0-1 year	4.0
1-3 years	8.7
3-5 years	7.3
5-7 years	14.6
7-10 years	17.8
10-15 years	30.7
15-20 years	11.2
20-25 years	0.9
25+ years	0.8
Net Cash & Equivalents	4.0

Top 5 sectors

as of 08/31/11 (%)

Local General Obligation	33.9
Hospital	9.6
Refunded	7.2
Special Property Tax	6.9
Special Non Property Tax	5.6

Portfolio quality

as of 08/31/11 (%)

AAA	16.6
AA	53.5
A	21.3
BBB	2.7
Non-Rated	5.9

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is not rated by either of the two agencies, the bond is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investment does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Taxable-equivalent SEC yields

as of 08/31/11 (%)

Class A	2.74
Class B	1.85
Class C	2.38
Class Z	3.40

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate doesn't reflect the phase out of exemptions of the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

5

Portfolio Manager's Report (continued) – Columbia Oregon Intermediate Municipal Bond Fund

Top Ten Holdings1

(as of 08/31/11) (%)

Washington Clackamas & Yamhill Counties School 4.500% 06/15/23	2.1
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin 5.000% 6/15/21	1.9
Oregon Health & Science University 0.000% 7/01/21	1.9
Oregon Department of Transportation 4.750% 11/15/27	1.8
Oregon Department of Transportation 5.000% 11/15/16	1.8
Puerto Rico Public Finance Corp. 6.000% 08/01/26	1.6
City of Portland 5.000% 10/01/16	1.5
Benton & Linn Counties Consolidated School District No. 509J & 509A 5.000% 06/15/20	1.4
Oregon State Department of Administrative Services 5.000% 04/01/21	1.4
Oregon State Department of Administrative Services 5.000% 4/01/22	1.4

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

6

Portfolio of Investments – Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 95.1%
Advanced Refunded 8.3%
Benton & Linn Counties Consolidated School District No. 509J & 509A Prerefunded 06/01/13 Unlimited General Obligation Bonds Series 2003 (AGM)
06/01/17	5.000%	$2,665,000	$2,880,172
Unlimited General Obligation Refunding Bonds Series 2007 (AGM)
06/15/20	5.000%	5,000,000	5,974,100
Coos County School District No. 13 North Bend Prerefunded 06/15/12 Unlimited General Obligation Bonds Series 2002 (AGM)
06/15/15	5.500%	1,765,000	1,838,689
Deschutes County Hospital Facilities Authority Prerefunded 01/01/12 Revenue Bonds Cascade Health Services, Inc. Series 2002
01/01/22	5.500%	2,000,000	2,034,540
01/01/27	5.600%	5,550,000	5,647,735
01/01/32	5.600%	2,000,000	2,035,220
Linn County Community School District No. 9 Lebanon Prerefunded 06/15/13 Unlimited General Obligation Bonds Series 2001 (FGIC)
06/15/15	5.250%	405,000	440,693
06/15/21	5.550%	2,000,000	2,187,340
North Clackamas Parks & Recreation District Revenue Bonds Recreational Facilities Series 1993 Escrowed to Maturity
04/01/13	5.700%	855,000	898,725
Oregon Department of Transportation Prerefunded 11/15/12 Revenue Bonds Series 2002A
11/15/16	5.500%	2,500,000	2,657,725
Puerto Rico Public Finance Corp. Unrefunded Revenue Bonds Commonwealth Appropriations Series 2002E Escrowed to Maturity(a)
08/01/26	6.000%	5,000,000	6,601,000
Seaside Urban Renewal Agency Tax Allocation Bonds Greater Seaside Urban Renewal Series 2001
06/01/15	5.250%	820,000	821,738
Virgin Islands Public Finance Authority Revenue Bonds Series 1989A Escrowed to Maturity(a)
10/01/18	7.300%	1,090,000	1,334,858
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin Prerefunded 06/15/12 Unlimited General Obligation Bonds Series 2002 (NPFGC)
06/15/17	5.375%	1,500,000	1,561,140
Total			36,913,675
City 5.8%
City of Portland Limited General Obligation Refunding Bonds Arena Series 2005B
06/01/16	5.000%	3,075,000	3,536,619

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
City (cont.)
City of Portland(b) Limited Tax General Obligation Bonds Series 2001B
06/01/13	0.000%	$1,500,000	$1,482,420
06/01/16	0.000%	3,500,000	3,224,865
06/01/19	0.000%	4,000,000	3,167,920
06/01/20	0.000%	4,000,000	3,002,840
City of Salem Limited General Obligation Bonds Series 2009
06/01/26	5.000%	3,315,000	3,687,872
Unlimited General Obligation Bonds Series 2009
06/01/19	5.000%	2,025,000	2,463,939
06/01/20	5.000%	880,000	1,053,967
County of Lane Limited General Obligation Bonds Series 2009A
11/01/25	5.000%	1,140,000	1,302,245
Madras Aquatic Center District Unlimited General Obligation Bonds Series 2005
06/01/22	5.000%	1,695,000	1,798,666
Tualatin Hills Park & Recreation District Unlimited General Obligation Refunding Bonds Series 1998 (NPFGC/FGIC)
03/01/14	5.750%	990,000	1,120,561
Total			25,841,914
College 2.0%
City of Forest Grove Revenue Bonds Campus Improvement-Pacific University Project Series 2009
05/01/30	6.000%	1,500,000	1,535,010
Oak Tree Foundation Project Series 2007
03/01/37	5.500%	4,000,000	3,662,640
City of Portland Refunding Revenue Bonds Broadway Project Series 2008A
04/01/23	6.250%	3,250,000	3,769,707
Total			8,967,357
County 0.7%
County of Clackamas Limited General Obligation Bonds Series 2007 (NPFGC)
06/01/27	4.125%	2,000,000	2,046,700
County of Lane Limited General Obligation Bonds Series 2009A
11/01/24	5.000%	1,000,000	1,152,630
Total			3,199,330

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Electric 6.0%
City of Eugene Refunding Revenue Bonds Electric Utility System Series 2011A
08/01/28	5.000%	$2,200,000	$2,439,382
08/01/29	5.000%	3,410,000	3,748,340
Emerald Peoples Utility District Refunding Revenue Bonds Series 1996 (NPFGC/FGIC)
11/01/11	7.350%	2,000,000	2,022,340
11/01/12	7.350%	2,490,000	2,671,820
11/01/13	7.350%	2,675,000	3,017,133
Series 2003A (AGM)
11/01/20	5.250%	605,000	653,660
Port of Morrow Refunding Revenue Bonds Portland General Electric Series 1998A(c)
05/01/33	5.000%	3,750,000	3,909,000
Puerto Rico Electric Power Authority(a) Refunding Revenue Bonds Series 2010DDD
07/01/22	5.000%	4,500,000	4,739,355
Series 2010ZZ
07/01/24	5.250%	2,475,000	2,585,063
Western Generation Agency Revenue Bonds Wauna Cogeneration Project Series 2006A
01/01/20	5.000%	1,000,000	904,740
Total			26,690,833
Health Care - Hospital 11.8%
Clackamas County Hospital Facility Authority Refunding Revenue Bonds Robinson Jewish Home Series 2005
10/01/19	5.000%	1,000,000	898,620
10/01/24	5.125%	1,000,000	872,020
Clackamas County Housing Authority Revenue Bonds Senior Lien-Easton Ridge Series 1996A
12/01/16	5.800%	1,375,000	1,375,454
Deschutes County Hospital Facilities Authority Refunding Revenue Bonds Cascade Health Services, Inc. Series 2008
01/01/23	7.375%	2,000,000	2,419,540
Multnomah County Hospital Facilities Authority Revenue Bonds Adventist Health West Series 2009A
09/01/21	5.000%	3,685,000	4,071,299
Providence Health Systems Series 2004
10/01/13	5.250%	1,045,000	1,145,905
10/01/16	5.250%	2,970,000	3,285,355

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Health Care - Hospital (cont.)
Terwilliger Plaza Project Series 2006A
12/01/26	5.250%	$1,400,000	$1,378,244
Oregon Health & Science University(b) Revenue Bonds Capital Appreciation-Independent School District Series 1996A (NPFGC)
07/01/14	0.000%	2,550,000	2,379,329
07/01/21	0.000%	12,515,000	7,944,772
Oregon State Facilities Authority Refunding Revenue Bonds Legacy Health Systems Series 2010A
03/15/15	5.000%	1,000,000	1,103,150
03/15/16	5.000%	1,500,000	1,678,395
Peacehealth Series 2009A
11/01/17	5.000%	4,450,000	5,209,481
11/01/19	5.000%	3,695,000	4,241,010
Samaritan Health Services Series 2010A
10/01/22	5.000%	3,450,000	3,720,031
10/01/23	5.000%	2,000,000	2,128,280
Revenue Bonds Linfield College Project Series 2005A
10/01/20	5.000%	1,825,000	1,937,548
Salem Hospital Facility Authority Revenue Bonds Salem Hospital Project Series 2006A
08/15/27	5.000%	3,500,000	3,545,850
Series 2008A
08/15/18	5.250%	2,500,000	2,842,500
Umatilla County Hospital Facility Authority Unrefunded Revenue Bonds Catholic Health Series 2000A
12/01/20	5.750%	285,000	285,573
Total			52,462,356
Health Care - Nursing Home 0.3%
Albany Hospital Facility Authority Refunding Revenue Bonds Mennonite Home of Albany Project Series 2004A
10/01/11	4.750%	660,000	659,859
10/01/12	5.000%	680,000	679,191
Total			1,339,050
Housing - Multi-Family 1.3%
City of Portland Revenue Bonds Headwaters Apartments Project Series 2005A
04/01/25	5.000%	1,565,000	1,646,333

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Housing - Multi-Family (cont.)
Clackamas County Housing Authority Revenue Bonds Senior Lien-Easton Ridge Series 1996A
12/01/26	5.900%	$1,750,000	$1,688,470
Puerto Rico Housing Finance Authority Subordinated Revenue Bonds Capital Fund Modernization Series 2008(a)
12/01/13	5.000%	2,455,000	2,621,498
Total			5,956,301
Housing - Single Family 2.8%
Oregon State Housing & Community Services Department Revenue Bonds Single Family Mortgage Series 2008G
07/01/28	5.200%	4,845,000	5,042,240
Single Family Mortgage Program Series 2001Q
07/01/15	4.700%	355,000	355,774
07/01/17	4.900%	345,000	345,604
Series 2010A
07/01/27	5.250%	815,000	905,986
Series 2011A (FHLMC)
07/01/25	5.250%	2,370,000	2,561,022
Series 2011B
07/01/28	5.250%	2,000,000	2,225,340
Series 2011J
07/01/24	5.150%	1,095,000	1,095,799
Total			12,531,765
Lease 5.0%
Oregon State Department of Administrative Services Certificate of Participation Series 2002E (AGM)
11/01/13	5.000%	1,470,000	1,547,851
Series 2007A (NPFGC/FGIC)
05/01/24	5.000%	2,630,000	2,842,715
05/01/25	5.000%	2,780,000	2,978,214
05/01/26	5.000%	2,800,000	2,982,924
Series 2009A
05/01/23	5.000%	3,100,000	3,475,906
Prerefunded 10/01/13 Revenue Bonds Series 2003A (AGM)
04/01/14	5.000%	1,450,000	1,588,881
Refunding Certificate of Participation Series 2002C (NPFGC)
11/01/15	5.250%	1,000,000	1,031,550
11/01/17	5.250%	5,000,000	5,154,300
Puerto Rico Public Finance Corp. Revenue Bonds Commonwealth Appropriations Series 2004A(a)(c)
08/01/27	5.750%	750,000	760,695
Total			22,363,036

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Miscellaneous Revenue 9.0%
City of Portland Revenue Bonds Series 2003A (AMBAC)
06/15/17	5.000%	$1,500,000	$1,608,765
Oregon State Department of Administrative Services Revenue Bonds Series 2008A
04/01/24	5.000%	3,130,000	3,492,454
Series 2009A
04/01/21	5.000%	5,000,000	5,884,200
04/01/22	5.000%	5,000,000	5,798,600
04/01/27	5.000%	4,000,000	4,427,360
Unrefunded Revenue Bonds Series 2003A (AGM)
04/01/14	5.000%	380,000	415,310
Oregon State Facilities Authority Refunding Revenue Bonds Legacy Health Project Series 2011A
05/01/20	5.250%	5,000,000	5,649,000
Oregon State Facilities Authority(d)(e) Revenue Bonds Goodwill Industries Lane County Series 1998A
11/15/22	6.650%	2,940,000	2,939,588
Port of Morrow Refunding Revenue Bonds Series 2007
06/01/20	4.875%	750,000	704,078
Tri-County Metropolitan Transportation District Refunding Revenue Bonds Limited Tax Pledge Series 2005A (AGM)
09/01/17	5.000%	4,250,000	4,890,220
Series 2003A
09/01/15	5.000%	1,000,000	1,060,350
Revenue Bonds Series 2009A
09/01/18	4.000%	1,000,000	1,149,970
09/01/21	4.250%	1,815,000	2,041,203
Total			40,061,098
Port District 1.5%
Port of Morrow Refunding Revenue Bonds Series 2007
06/01/25	5.000%	1,000,000	878,140
Port of St. Helen's Revenue Bonds Series 1999
08/01/14	5.600%	200,000	200,234
08/01/19	5.750%	425,000	425,021
Tri-County Metropolitan Transportation District Revenue Bonds Capital Grant Receipt Series 2011A
10/01/25	5.000%	4,775,000	5,272,173
Total			6,775,568

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Sales or Use Tax 5.6%
Oregon Department of Transportation Revenue Bonds Senior Lien Series 2007A
11/15/16	5.000%	$6,305,000	$7,580,375
Series 2009A
11/15/27	4.750%	7,000,000	7,610,820
Puerto Rico Highway & Transportation Authority Refunding Revenue Bonds Series 2003AA-1 (AGM)(a)
07/01/26	4.950%	5,000,000	5,110,950
Virgin Islands Public Finance Authority Revenue Bonds Senior Lien-Matching Fund Loan Note Series 2010A(a)
10/01/25	5.000%	4,410,000	4,412,999
Total			24,715,144
School 22.4%
Central Oregon Community College District Unlimited General Obligation Bonds Series 2010
06/15/24	4.750%	2,580,000	2,920,689
Clackamas & Washington Counties School District No. 3 Unlimited General Obligation Bonds West Linn-Wilsonville Series 2009
06/15/24	5.000%	4,150,000	4,732,701
Clackamas & Washington Counties School District No. 3(b) Unlimited General Obligation Bonds Series 2003A (NPFGC/FGIC)
06/15/17	0.000%	4,000,000	3,453,680
Clackamas Community College District Unrefunded Unlimited General Obligation Bonds Series 2001 (NPFGC/FGIC)
06/15/15	5.250%	110,000	111,466
Clackamas County School District No. 108 Estacada Unlimited General Obligation Refunding Bonds Series 2005 (AGM)
06/15/25	5.500%	2,485,000	3,132,666
Clackamas County School District No. 115 Unlimited General Obligation Bonds Series 2006A (NPFGC)(b)
06/15/25	0.000%	2,250,000	1,213,155
Clackamas County School District No. 46 Oregon Trail Unlimited General Obligation Bonds Series 2009A
06/15/25	5.000%	4,350,000	4,868,650
06/15/26	5.000%	3,000,000	3,321,570
Columbia County School District No. 502 Unlimited General Obligation Bonds Series 1999 (NPFGC/FGIC)(b)
06/01/14	0.000%	1,025,000	991,770
Columbia Multnomah & Washington Counties School District No. 1J Unlimited General Obligation Bonds Scappoose School District Series 2009
06/15/23	5.000%	1,000,000	1,137,810
06/15/24	5.000%	1,165,000	1,308,248
06/15/25	5.000%	1,275,000	1,416,359

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
School (cont.)
Deschutes & Jefferson Counties School District No. 2J Redmond Unlimited General Obligation Bonds Series 2004B (NPFGC/FGIC)(b)
06/15/22	0.000%	$2,335,000	$1,553,662
Deschutes County Administrative School District No. 1 Bend-La Pine Unlimited General Obligation Bonds Series 2007 (NPFGC/FGIC)
06/15/20	4.500%	5,000,000	5,613,050
Jackson County School District No. 549C Medford Unlimited General Obligation Bonds Series 2008
06/15/27	4.625%	1,500,000	1,603,920
06/15/28	4.625%	1,660,000	1,764,680
Jackson County School District No. 9 Eagle Point Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC)
06/15/20	5.500%	1,000,000	1,246,080
06/15/21	5.500%	1,410,000	1,761,330
Jefferson County School District No. 509J Unlimited General Obligation Bonds Series 2002 (NPFGC/FGIC)
06/15/18	5.250%	1,075,000	1,112,378
Josephine County School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC/FGIC)
12/15/15	5.000%	1,000,000	1,175,650
12/15/16	5.000%	1,000,000	1,195,110
Lane Community College Unlimited General Obligation Bonds Series 2009
06/15/17	4.250%	2,195,000	2,533,315
06/15/18	4.250%	2,000,000	2,309,980
Lane County School District No. 19 Springfield Unlimited General Obligation Refunding Bonds Series 1997 (NPFGC/FGIC)
10/15/12	6.000%	1,740,000	1,842,103
10/15/14	6.000%	1,310,000	1,500,068
Lane County School District No. 4J Eugene Unlimited General Obligation Refunding Bonds Series 2002
07/01/12	5.000%	1,000,000	1,039,690
07/01/13	5.250%	1,000,000	1,090,820
Linn Benton Community College District Unlimited General Obligation Bonds Series 2001 (NPFGC/FGIC)(b)
06/15/13	0.000%	1,000,000	979,260
Linn County Community School District No. 9 Lebanon Unrefunded Unlimited General Obligation Bonds Series 2001 (NPFGC/FGIC)
06/15/15	5.250%	305,000	328,863
Portland Community College District Unlimited General Obligation Refunding Bonds Series 2005 (AGM)
06/15/16	5.000%	4,750,000	5,471,097
Salem-Keizer School District No. 24J Unlimited General Obligation Bonds Series 2009A
06/15/15	4.000%	3,850,000	4,318,969
06/15/16	5.000%	2,500,000	2,956,900

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
School (cont.)
Umatilla County School District No. 8R Hermiston Unlimited General Obligation Bonds Series 2010
06/15/29	4.500%	$2,360,000	$2,580,094
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC)
06/15/19	5.000%	850,000	1,032,096
06/15/21	5.000%	6,575,000	8,025,511
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin(b) Limited General Obligation Bonds Series 2000
06/15/18	0.000%	2,700,000	2,216,916
Washington Clackamas & Yamhill Counties School District No. 88J Unlimited General Obligation Bonds Sherwood Series 2007B (NPFGC)
06/15/23	4.500%	8,124,999	8,784,994
Washington County School District No. 1 West Union Unlimited General Obligation Refunding Bonds Series 1998
11/01/13	5.000%	1,100,000	1,210,132
Washington County School District No. 1 West Union(b) Unlimited General Obligation Bonds Capital Appreciation-Hillsboro Series 2006 (NPFGC)
06/15/25	0.000%	4,065,000	2,180,425
Western Generation Agency Revenue Bonds Wauna Cogeneration Project Series 2006A
01/01/21	5.000%	3,000,000	2,682,690
Yamhill Clackamas & Washington Counties School District No. 29J Newberg Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC/FGIC)
06/15/21	5.500%	1,000,000	1,235,430
Total			99,953,977
Special District - Assessment 1.7%
City of Portland Revenue Bonds Series 2003A (AMBAC)
06/15/18	5.000%	3,070,000	3,253,617
06/15/20	5.000%	2,000,000	2,109,020
Redmond Urban Renewal Agency Tax Allocation Bonds Downtown Urban Renewal Area Series 1999B
06/01/13	5.650%	380,000	381,117
06/01/19	5.850%	785,000	786,397
Veneta Urban Renewal Agency Revenue Bonds Urban Renewal Series 2001
02/15/21	5.625%	1,100,000	1,101,155
Total			7,631,306

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Special District - Special Tax —%
Hood River Urban Renewal Agency Refunding Tax Allocation Bonds Series 1996
12/15/11	6.250%	$190,000	$190,680
Special District - Tax Allocation 2.6%
City of Portland Refunding Tax Allocation Bonds 2nd Lien-Downtown Series 2011
06/15/18	5.000%	3,095,000	3,504,190
Senior Lien-Oregon Convention Center Series 2011
06/15/20	5.000%	4,305,000	4,829,177
Tax Allocation Bonds Lents Town Center Series 2010B
06/15/25	5.000%	1,550,000	1,656,702
06/15/26	5.000%	1,440,000	1,526,011
Total			11,516,080
Special District - Tax Increment 0.8%
City of Portland Tax Allocation Bonds Central Eastside Series 2011B
06/15/26	5.000%	1,580,000	1,625,488
06/15/27	5.000%	1,370,000	1,397,537
Veneta Urban Renewal Agency Revenue Bonds Urban Renewal Series 2001
02/15/16	5.375%	700,000	701,428
Total			3,724,453
Special Purpose Certificates - General Obligations 1.9%
Canyonville South Umpqua Rural Fire Protection District Unlimited General Obligation Bonds Series 2001
07/01/31	5.400%	610,000	601,192
City of Portland Limited Tax General Obligation Bonds Series 2001B(b)
06/01/18	0.000%	4,000,000	3,323,440
Clackamas County School District No. 12 North Clackamas Unlimited General Obligation Bonds Series 2007B (AGM)
06/15/22	5.000%	4,000,000	4,515,920
Total			8,440,552
State 1.6%
State of Oregon Unlimited General Obligation Refunding Bonds Series 2002A
10/15/15	5.250%	1,735,000	1,826,660
State Board of Higher Education Series 2004D
08/01/24	5.000%	3,620,000	3,823,263

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
State (cont.)
State of Oregon(b) Unlimited General Obligation Bonds State Board of Higher Education Series 2001A
08/01/17	0.000%	$1,050,000	$897,340
State Higher Board of Education Series 1996A
08/01/14	0.000%	490,000	476,917
Total			7,024,180
Water & Sewer 4.0%
City of Keizer Special Assessment Bonds Keizer Station Area Series 2008A
06/01/31	5.200%	4,615,000	4,787,324
City of Myrtle Point Revenue Bonds Series 2000
12/01/20	6.000%	510,000	510,734
City of Portland Refunding Revenue Bonds 1st Lien Series 2006B
10/01/16	5.000%	5,330,000	6,409,005
Series 2008A
06/15/17	5.000%	1,500,000	1,803,585
Revenue Bonds Series 2004B
10/01/13	5.000%	730,000	801,445

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Water & Sewer (cont.)
Salem Hospital Facility Authority Revenue Bonds Series 2008A
08/15/15	5.750%	$785,000	$892,977
Washington County Clean Water Services Refunding Revenue Bonds Senior Lien Series 2004 (NPFGC)
10/01/13	5.000%	2,310,000	2,533,031
Total			17,738,101
Total Municipal Bonds (Cost: $399,843,803)			$424,036,756
		Shares	Value
Money Market Fund 3.9%
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(f)		8,508,645	$8,508,645
JPMorgan Tax-Free Money Market Fund, 0.000%(f)		8,649,536	8,649,536
Total Money Market Fund (Cost: $17,158,181)			$17,158,181
Total Investments (Cost: $417,001,984)			$441,194,937
Other Assets & Liabilities, Net			4,343,768
Total Net Assets			$445,538,705

Notes to Portfolio of Investments

(a)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At August 31, 2011, the value of these securities amounted to $28,166,418 or 6.32% of net assets.

(b)  Zero coupon bond.

(c)  Variable rate security. The interest rate shown reflects the rate as of August 31, 2011.

(d)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at August 31, 2011 was $2,939,588, representing 0.66% of net assets. Information concerning such security holdings at August 31, 2011 was as follows:

Security Description	Acquisition Dates	Cost
Oregon State Facilities Authority Revenue Bonds Goodwill Industries Lane County Series 1998A 6.650% 11/15/22	06/17/98	$2,940,000

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the value of these securities amounted to $2,939,588 or 0.66% of net assets.

(f)  The rate shown is the seven-day current annualized yield at August 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2011

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

NPFGC  National Public Finance Guarantee Corporation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of August 31, 2011:

	Fair value at August 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Bonds
Municipal Bonds	$—	$424,036,756	$—	$424,036,756
Total Bonds	—	424,036,756	—	424,036,756
Other
Unaffiliated Money Market Fund(c)	17,158,181	—	—	17,158,181
Total Other	17,158,181	—	—	17,158,181
Total	$17,158,181	$424,036,756	$—	$441,194,937

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2011

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

(c)  Money market fund that is a sweep investment for cash balances in the Fund at August 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Assets and Liabilities – Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2011

Assets
Investments, at value (identified cost $417,001,984)	$441,194,937
Receivable for:
Capital shares sold	946,855
Interest	4,950,176
Expense reimbursement due from Investment Manager	836
Trustees' deferred compensation plan	40,813
Total assets	447,133,617
Liabilities
Payable for:
Capital shares purchased	171,512
Dividend distributions to shareholders	1,256,147
Investment management fees	4,869
Distribution and service fees	494
Transfer agent fees	34,191
Administration fees	826
Chief compliance officer expenses	381
Other expenses	85,679
Trustees' deferred compensation plan	40,813
Total liabilities	1,594,912
Net assets applicable to outstanding capital stock	$445,538,705
Represented by
Paid-in capital	$421,626,478
Undistributed net investment income	281,094
Accumulated net realized loss	(561,820)
Unrealized appreciation (depreciation) on:
Investments	24,192,953
Total — representing net assets applicable to outstanding capital stock	$445,538,705
Net assets applicable to outstanding shares
Class A	$24,997,643
Class B	$78,774
Class C	$18,069,303
Class Z	$402,392,985
Shares outstanding
Class A	2,001,736
Class B	6,307
Class C	1,446,774
Class Z	32,218,475
Net asset value per share
Class A(a)	$12.49
Class B	$12.49
Class C	$12.49
Class Z	$12.49

(a)  The maximum offering price per share for Class A is $12.91. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Operations – Columbia Oregon Intermediate Municipal Bond Fund

Year ended August 31, 2011

Net investment income
Income:
Interest	$18,569,060
Income distributions from money market fund	345
Total income	18,569,405
Expenses:
Investment management fees	2,201,895
Distribution fees
Class B	1,751
Class C	124,160
Service fees
Class A	63,916
Class B	576
Class C	41,436
Transfer agent fees
Class A	18,835
Class B	179
Class C	11,767
Class Z	297,136
Administration fees	51,335
Compensation of board members	35,598
Pricing and bookkeeping fees	100,389
Custodian fees	19,456
Printing and postage fees	33,080
Registration fees	64,583
Professional fees	69,416
Chief compliance officer expenses	1,260
Other	18,988
Total expenses	3,155,756
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(500,503)
Earnings credits on cash balances	(1)
Total net expenses	2,655,252
Net investment income	15,914,153
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(591,862)
Net realized loss	(591,862)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,035,023)
Net change in unrealized depreciation	(7,035,023)
Net realized and unrealized loss	(7,626,885)
Net increase in net assets resulting from operations	$8,287,268

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Statement of Changes in Net Assets – Columbia Oregon Intermediate Municipal Bond Fund

Year ended August 31,	2011	2010
Operations
Net investment income	$15,914,153	$16,671,499
Net realized gain (loss)	(591,862)	997,849
Net change in unrealized appreciation (depreciation)	(7,035,023)	18,044,173
Net increase in net assets resulting from operations	8,287,268	35,713,521
Distributions to shareholders from:
Net investment income
Class A	(842,891)	(701,103)
Class B	(5,973)	(12,721)
Class C	(478,141)	(419,059)
Class Z	(14,648,157)	(15,520,849)
Net realized gains
Class A	(47,330)	—
Class B	(559)	—
Class C	(28,963)	—
Class Z	(729,539)	—
Total distributions to shareholders	(16,781,553)	(16,653,732)
Increase (decrease) in net assets from share transactions	(41,175,886)	32,393,745
Total increase (decrease) in net assets	(49,670,171)	51,453,534
Net assets at beginning of year	495,208,876	443,755,342
Net assets at end of year	$445,538,705	$495,208,876
Undistributed net investment income	$281,094	$464,202

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Statement of Changes in Net Assets (continued) – Columbia Oregon Intermediate Municipal Bond Fund

Year ended August 31,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	890,521	10,923,081	1,365,372	16,826,691
Distributions reinvested	40,010	489,936	35,415	437,050
Redemptions	(1,112,138)	(13,574,198)	(491,768)	(6,052,905)
Net increase (decrease)	(181,607)	(2,161,181)	909,019	11,210,836
Class B shares
Subscriptions	123	1,506	1,765	21,655
Distributions reinvested	190	2,323	632	7,786
Redemptions	(25,822)	(314,324)	(23,259)	(285,419)
Net decrease	(25,509)	(310,495)	(20,862)	(255,978)
Class C shares
Subscriptions	389,956	4,799,963	432,297	5,330,213
Distributions reinvested	21,922	268,239	17,321	213,880
Redemptions	(285,063)	(3,454,496)	(60,819)	(750,119)
Net increase	126,815	1,613,706	388,799	4,793,974
Class Z shares
Subscriptions	2,186,882	26,859,008	4,601,517	56,748,918
Distributions reinvested	915,596	11,205,841	919,244	11,343,381
Redemptions	(6,436,980)	(78,382,765)	(4,174,921)	(51,447,386)
Net increase (decrease)	(3,334,502)	(40,317,916)	1,345,840	16,644,913
Total net increase (decrease)	(3,414,803)	(41,175,886)	2,622,796	32,393,745

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Aug. 31,
	2011		2010		2009		2008		2007
Class A
Per share data
Net asset value, beginning of period	$12.67		$12.17		$12.07		$12.02		$12.24
Income from investment operations:
Net investment income	0.40		0.41		0.45		0.46		0.46
Net realized and unrealized gain (loss) on investments	(0.15)		0.51		0.09		0.05		(0.23)
Total from investment operations	0.25		0.92		0.54		0.51		0.23
Less distributions to shareholders from:
Net investment income	(0.41)		(0.42)		(0.45)		(0.46)		(0.45)
Net realized gains	(0.02)		—		—		—		—
Total distributions to shareholders	(0.43)		(0.42)		(0.45)		(0.46)		(0.45)
Proceeds from regulatory settlement	—		—		0.01		—		—
Net asset value, end of period	$12.49		$12.67		$12.17		$12.07		$12.02
Total return	2.07%		7.68%		4.70%		4.31%		1.92%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.89%		0.89%		0.89%		0.87%		0.88%
Net expenses after fees waived or expenses reimbursed(b)	0.80	%(c)	0.78	%(c)	0.75	%(c)	0.77	%(c)	0.88	%(c)
Net investment income	3.28	%(c)	3.35	%(c)	3.74	%(c)	3.78	%(c)	3.73	%(c)
Supplemental data
Net assets, end of period (in thousands)	$24,998		$27,661		$15,507		$10,210		$5,519
Portfolio turnover	13%		12%		8%		5%		16%
Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Oregon Intermediate Municipal Bond Fund

	Year ended Aug. 31,
	2011		2010		2009		2008		2007
Class B
Per share data
Net asset value, beginning of period	$12.67		$12.17		$12.07		$12.02		$12.24
Income from investment operations:
Net investment income	0.32		0.33		0.36		0.37		0.36
Net realized and unrealized gain (loss) on investments	(0.17)		0.49		0.09		0.05		(0.22)
Total from investment operations	0.15		0.82		0.45		0.42		0.14
Less distributions to shareholders from:
Net investment income	(0.31)		(0.32)		(0.36)		(0.37)		(0.36)
Net realized gains	(0.02)		—		—		—		—
Total distributions to shareholders	(0.33)		(0.32)		(0.36)		(0.37)		(0.36)
Proceeds from regulatory settlement	—		—		0.01		—		—
Net asset value, end of period	$12.49		$12.67		$12.17		$12.07		$12.02
Total return	1.30%		6.88%		3.92%		3.56%		1.16%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.66%		1.64%		1.64%		1.62%		1.63%
Net expenses after fees waived or expenses reimbursed(b)	1.55	%(c)	1.53	%(c)	1.50	%(c)	1.52	%(c)	1.63	%(c)
Net investment income	2.57	%(c)	2.66	%(c)	3.02	%(c)	3.08	%(c)	2.98	%(c)
Supplemental data
Net assets, end of period (in thousands)	$79		$403		$641		$570		$842
Portfolio turnover	13%		12%		8%		5%		16%
Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia Oregon Intermediate Municipal Bond Fund

	Year ended Aug. 31,
	2011		2010		2009		2008		2007
Class C
Per share data
Net asset value, beginning of period	$12.67		$12.17		$12.07		$12.02		$12.24
Income from investment operations:
Net investment income	0.35		0.37		0.40		0.41		0.40
Net realized and unrealized gain (loss) on investments	(0.15)		0.50		0.09		0.05		(0.21)
Total from investment operations	0.20		0.87		0.49		0.46		0.19
Less distributions to shareholders from:
Net investment income	(0.36)		(0.37)		(0.40)		(0.41)		(0.41)
Net realized gains	(0.02)		—		—		—		—
Total distributions to shareholders	(0.38)		(0.37)		(0.40)		(0.41)		(0.41)
Proceeds from regulatory settlement	—		—		0.01		—		—
Net asset value, end of period	$12.49		$12.67		$12.17		$12.07		$12.02
Total return	1.65%		7.25%		4.28%		3.88%		1.52%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.64%		1.64%		1.64%		1.62%		1.63%
Net expenses after fees waived or expenses reimbursed(b)	1.19	%(c)	1.18	%(c)	1.15	%(c)	1.17	%(c)	1.28	%(c)
Net investment income	2.88	%(c)	2.96	%(c)	3.34	%(c)	3.36	%(c)	3.33	%(c)
Supplemental data
Net assets, end of period (in thousands)	$18,069		$16,722		$11,332		$7,847		$1,097
Portfolio turnover	13%		12%		8%		5%		16%
Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Financial Highlights (continued) – Columbia Oregon Intermediate Municipal Bond Fund

	Year ended Aug. 31,
	2011		2010		2009		2008		2007
Class Z
Per share data
Net asset value, beginning of period	$12.67		$12.17		$12.07		$12.02		$12.24
Income from investment operations:
Net investment income	0.43		0.45		0.48		0.49		0.49
Net realized and unrealized gain (loss) on investments	(0.15)		0.50		0.09		0.05		(0.23)
Total from investment operations	0.28		0.95		0.57		0.54		0.26
Less distributions to shareholders from:
Net investment income	(0.44)		(0.45)		(0.48)		(0.49)		(0.48)
Net realized gains	(0.02)		—		—		—		—
Total distributions to shareholders	(0.46)		(0.45)		(0.48)		(0.49)		(0.48)
Proceeds from regulatory settlement	—		—		0.01		—		—
Net asset value, end of period	$12.49		$12.67		$12.17		$12.07		$12.02
Total return	2.31%		7.95%		4.96%		4.59%		2.18%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.64%		0.64%		0.64%		0.62%		0.63%
Net expenses after fees waived or expenses reimbursed(b)	0.55	%(c)	0.53	%(c)	0.50	%(c)	0.52	%(c)	0.63	%(c)
Net investment income	3.53	%(c)	3.63	%(c)	4.02	%(c)	4.07	%(c)	3.98	%(c)
Supplemental data
Net assets, end of period (in thousands)	$402,393		$450,422		$416,275		$381,162		$368,292
Portfolio turnover	13%		12%		8%		5%		16%
Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

22

Notes to Financial Statements – Columbia Oregon Intermediate Municipal Bond Fund
August 31, 2011

Note 1. Organization

Columbia Oregon Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

23

Columbia Oregon Intermediate Municipal Bond Fund, August 31, 2011

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trusts or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. Prior to July 1, 2011, the management fee was equal to the annual rate of 0.50% of the Fund's average daily net assets. The annualized effective management fee rate for the year ended August 31, 2011 was 0.48% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to July 1, 2011, the Investment Manager did not receive a fee for its services under the Administration Services Agreement. The fee rate for the year ended August 31, 2011 was 0.01% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with

24

Columbia Oregon Intermediate Municipal Bond Fund, August 31, 2011

State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Trustees are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

For the year ended August 31, 2011, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.07%
Class B	0.08%
Class C	0.07%
Class Z	0.07%

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2011, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not

25

Columbia Oregon Intermediate Municipal Bond Fund, August 31, 2011

more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $78,801 for Class A, $1,453 for Class B and $4,930 for Class C for the year ended August 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.79%
Class B	1.54%
Class C	1.54%
Class Z	0.54%

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

For the period September 27, 2010 through February 28, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.80%
Class B	1.55%
Class C	1.55%
Class Z	0.55%

Prior to September 27, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any( so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.55% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, post-October losses, and losses deferred due to wash sales were identified and permanent differences reclassed among the

26

Columbia Oregon Intermediate Municipal Bond Fund, August 31, 2011

components of the Fund's net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income	$(122,099)
Accumulated net realized loss	60,595
Paid-in capital	61,504

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended August 31,
	2011	2010
Tax-Exempt Income	$15,996,772	$16,606,638
Ordinary Income*	—	47,094
Long-Term Capital Gains	784,781	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

At August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,562,396
Undistributed accumulated long-term gain	—
Unrealized appreciation*	24,200,309

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

At August 31, 2011, the cost of investments for federal income tax purposes was $416,994,628 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$25,666,237
Unrealized depreciation	$(1,465,928)
Net unrealized apppreciation	$24,200,309

The following capital loss carryforward, determined at August 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2019	$7,376

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2011, post-October losses of $545,500 attributed to security transactions were deferred to September 1, 2011.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $58,516,280 and $95,690,029, respectively, for the year ended August 31, 2011.

27

Columbia Oregon Intermediate Municipal Bond Fund, August 31, 2011

Note 6. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period September 1, 2010 through May 16, 2011, these credits reduced total expenses by $1.

Note 7. Shareholder Concentration

At August 31, 2011, one shareholder account owned 13.5% of the outstanding shares of the Fund. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500,000,000.

Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period May 16, 2011 through June 26, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $150,000,000 committed, unsecured revolving credit facility provided by State Street. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225,000,000. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280,000,000. Effective October 14, 2010, interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

The Fund had no borrowings during the year ended August 31, 2011.

Note 9. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia)

28

Columbia Oregon Intermediate Municipal Bond Fund, August 31, 2011

and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Oregon Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Oregon Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2011

30

Federal Income Tax Information (Unaudited) – Columbia Oregon Intermediate Municipal Bond Fund

100% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

31

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2010; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from1997 to 2010. Oversees 43; None

William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

32

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington, from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

33

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Michael A. Jones (born 1959)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

34

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

35

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

36

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Oregon Intermediate Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

37

Columbia Oregon Intermediate Municipal Bond Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1636 C (10/11)

Columbia Small Cap Growth Fund I

Annual Report for the Period Ended August 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	13

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	35

Federal Income Tax Information	36

Fund Governance	37

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Small Cap Growth Fund I

Summary

■  For the 12-month period that ended August 31, 2011, the fund's Class A shares returned 27.13% without sales charge.

■  The fund's return fell short of the return of one of its benchmarks, the Russell 2000 Growth Index1, but outpaced the return of its other benchmark, the Russell 2000 Index2, as well as the average return of funds in its peer group, the Lipper Small-Cap Growth Funds Classification.3

■  Strong performance by consumer discretionary, industrials and consumer staples selections significantly helped performance relative to the Russell 2000 Growth Index. An emphasis on the financials and energy sectors also aided returns.

Portfolio Management

Wayne M. Collette, lead manager, has managed or co-managed the fund since February 2006 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Collette was associated with the fund's previous advisor or its predecessors since 2001.

George J. Myers has co-managed the fund since February 2006 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Myers was associated with the fund's previous advisor or its predecessors since 2004.

Lawrence W. Lin has co-managed the fund since October 2007 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Lin was associated with the fund's previous advisor or its predecessors since 2006.

Brian D. Neigut has co-managed the fund since October 2007 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Neigut was associated with the fund's previous advisor or its predecessors since 2007.

1The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

2The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/11

+27.13%

Class A shares (without sales charge)

+27.54%

Russell 2000 Growth Index

+22.19%

Russell 2000 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings as of period end. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Small Cap Growth Fund I

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 09/01/01 – 08/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 09/01/01 – 08/31/11 ($)

Sales charge	without	with
Class A	18,878	17,791
Class B	18,087	18,087
Class C	18,087	18,087
Class I	n/a	n/a
Class R	n/a	n/a
Class Y	19,211	n/a
Class Z	19,154	n/a

Average annual total return as of 08/31/11 (%)

Share class	A		B		C		I	R	Y	Z
Inception	11/01/05		11/01/05		11/01/05		09/27/10	09/27/10	07/15/09	10/01/96
Sales charge	without	with	without	with	without	with	without	without	without	without
1-year	27.13	19.81	26.18	21.18	26.18	25.18	n/a	n/a	27.63	27.47
5-year	5.31	4.07	4.51	4.19	4.51	4.51	n/a	n/a	5.64	5.57
10-year/Life	6.56	5.93	6.11	6.11	6.11	6.11	13.37	12.67	6.75	6.72

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I, Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class I, Class R, Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C and Class Y are newer classes of shares. Class A, Class B and Class Y share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class A, Class B, and Class C shares would have been lower, since these classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A, Class B and Class C shares were initially offered on November 1, 2005. Class I and Class R shares were initially offered on September 27, 2010. Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on October 1, 1996.

2

Understanding Your Expenses – Columbia Small Cap Growth Fund I

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the fund will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the fund's annualized expense ratios used to calculate the expense information below.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/11 – 8/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	910.30	1,018.75	6.16	6.51	1.28
Class B	1,000.00	1,000.00	906.90	1,014.97	9.76	10.31	2.03
Class C	1,000.00	1,000.00	906.90	1,014.97	9.76	10.31	2.03
Class I	1,000.00	1,000.00	910.00	1,020.77	4.24	4.48	0.88
Class R	1,000.00	1,000.00	909.00	1,017.44	7.41	7.83	1.54
Class Y	1,000.00	1,000.00	912.20	1,020.82	4.19	4.43	0.87
Class Z	1,000.00	1,000.00	911.40	1,020.01	4.96	5.24	1.03

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Portfolio Managers' Report – Columbia Small Cap Growth Fund I

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/11 ($)

Class A	29.94
Class B	28.82
Class C	28.82
Class I	30.45
Class R	29.88
Class Y	30.44
Class Z	30.35

For the 12-month period that ended August 31, 2011, the fund's Class A shares returned 27.13% without sales charge. The fund fell slightly short of one of its benchmark, the Russell 2000 Growth Index, which returned 27.54%, but solidly outpaced its other benchmark, the Russell 2000 Index, which returned 22.19%, for the same period. The fund's return also exceeded the 26.21% average return of its peer group, the Lipper Small-Cap Growth Funds Classification. Healthy returns from consumer discretionary, industrials and consumer staples selections helped drive performance relative to the Russell 2000 Growth Index. An emphasis on the financials and energy sectors also aided returns.

Investor confidence weakened in final weeks of period

Investors generally bid up equity prices for 11 months running, but confidence faded near the end of the period as a series of factors undermined the pace of global economic growth. The impact of Japan's first-quarter natural disasters worked its way through the global supply chain, while Europe once again scrambled to prop up debtor nations—notably Greece. In the United States, unfriendly spring and summer storms cut a swath of destruction across the Midwest, the South and eastern coastal states. Meanwhile, Congress wrangled over the deficit and the federal debt ceiling, even as job growth came to a halt in the final month of the period.

Against this backdrop, the U.S. economy expanded at a modest 1.6% over the past 12 months, as measured by gross domestic product. Growth was solid in the third and fourth quarters of 2010, but fell sharply in 2011 as the housing market continued its five-year slide, while unemployment remained high and new-job creation stayed weak.

The stagnant employment market combined late in the period with disappointing private consumption, low consumer confidence and a downtick in manufacturing activity to dampen prospects for the second half of 2011. The Federal Reserve Board (the Fed), which sought to prop up economic growth over the past several years, appeared to be nearly out of ammunition. As we look ahead, we think the potential for another economic decline has increased.

Consumer, industrials positioning aided positive results

Solid results from holdings in the consumer discretionary, industrials and consumer staples sectors significantly helped the fund's returns relative to the Russell 2000 Growth Index. The greatest positive influence came from the fund's consumer discretionary selections, where leading contributors included luxury mattress manufacturer Tempur-Pedic International and yoga apparel company Lululemon Athletica (2.5% and 0.7% of net assets, respectively). Tempur-Pedic benefited from growth in its popular Cloud Collection line of mattresses, while Lululemon enjoyed significant profit margin expansion as its revenue grew. Among industrials holdings, a leading performer was Robbins & Myers (1.0% of net assets), a producer of equipment for manufacturers in a variety of industries. Its share price rebounded sharply from the low levels to which it had fallen in the economic downturn of 2009 and 2010. Baldor Electric, which was acquired by Switzerland-based ABB Ltd. at a significant premium to its share price, was another notable contributor. In the consumer staples sector, leading performers included Diamond Foods, a producer of a variety of snack products, and cosmetics firm Elizabeth Arden (1.8% and 1.2% of net assets, respectively). Diamond International received a boost when it gained regulatory clearance for its purchase of Proctor & Gamble's Pringle business, while Elizabeth Arden's share price appreciated on impressive earnings growth.

4

Portfolio Managers' Report (continued) – Columbia Small Cap Growth Fund I

Technology, health and energy investments lagged

Despite the fund's strong overall performance, selections in the information technology, health care and energy groups tended to detract from results relative to the Russell 2000 Growth Index. In information technology, we sold the fund's position in Entropic Communications, a producer of semiconductors for home entertainment systems, after it failed to meet earnings targets. Among poorer-performing health care investments, medical device companies NuVasive (0.7% of net assets) and Thoratec felt the effects of stiffening competition in their respective markets, dimming their earnings outlooks. We sold the investment in Thoratec. We also liquidated a disappointing investment in the energy sector, BPZ Resources, an oil and gas company exploration and production company, after it reported two consecutive quarterly losses.

Focus remains on companies with growth potential

We remain committed to our discipline of finding small-cap growth companies with products or services that enjoy strong customer demand—companies that we believe can grow regardless of the direction or pace of economic trends. In the closing weeks of the August, volatility increased significantly in capital markets, and equity indexes declined. We did not view this as a totally unexpected development, given the solid returns from the equity markets over the previous two years. Investors have been rattled by high unemployment, and uncertainties surround the potential impact of the recent conclusion of the Fed's second round of quantitative easing, which involved the open-market purchase of government securities in an effort to increase financial liquidity. Yet, there also are some potential positive signals. Evidence is growing that the housing market has finally bottomed and corporate profits remain stronger than expected, even if profit growth has started to slow. Given prevailing low interest rates, the generally strong balance sheets of many corporations and weak economic growth trends, we expect to see continued merger-and-acquisition activity in the market as corporations find it is cheaper to buy than to build.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Risks include stock market fluctuations due to business and economic developments.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Stocks of small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Top 5 sectors

as of 8/31/11 (%)

Information Technology	20.2
Health Care	19.1
Consumer Discretionary	17.5
Industrials	15.9
Energy	9.3

Top 10 holdings

as of 08/31/11 (%)

Tempur-Pedic International	2.5
HMS Holdings Corp	2.0
Diamond Foods	1.7
Impax Laboratories	1.7
Vitamin Shoppe	1.6
IPC The Hospitalist	1.5
Polaris Industries	1.5
Oasis Petroleum	1.3
Elizabeth Arden	1.2
Home Properties	1.2

Portfolio Breakdown1

(at August 31, 2011)

Consumer Discretionary	17.5%
Consumer Staples	3.7%
Energy	9.3%
Financials	8.9%
Health Care	19.1%
Industrials	15.9%
Information Technology	20.2%
Materials	2.6%
Utilities	0.5%
Other[2]	2.1%

1The fund is actively managed and the composition of its portfolio will change over time. Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets. Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

2Cash & Cash Equivalents.

5

Portfolio of Investments – Columbia Small Cap Growth Fund I

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.8%
CONSUMER DISCRETIONARY 17.7%
Auto Components 0.8%
Tenneco, Inc.(a)	271,800	$8,917,758
Diversified Consumer Services 1.5%
Coinstar, Inc.(a)(b)	279,337	12,734,974
Sotheby's	123,755	4,604,923
Total		17,339,897
Hotels, Restaurants & Leisure 0.9%
BJ's Restaurants, Inc.(a)(b)	227,610	10,508,754
Household Durables 3.4%
SodaStream International Ltd.(a)(b)(c)	286,300	10,149,335
Tempur-Pedic International, Inc.(a)	497,322	28,964,033
Total		39,113,368
Internet & Catalog Retail 1.2%
Shutterfly, Inc.(a)(b)	257,830	13,835,158
Leisure Equipment & Products 1.5%
Polaris Industries, Inc.(b)	155,955	17,134,776
Media 0.6%
Cinemark Holdings, Inc.	345,022	7,228,211
Multiline Retail 0.7%
Gordmans Stores, Inc.(a)(b)	569,891	8,491,376
Specialty Retail 3.6%
Body Central Corp.(a)(b)	627,247	10,882,735
Pier 1 Imports, Inc.(a)(b)	624,075	6,665,121
Teavana Holdings, Inc.(a)(b)	225,124	5,841,968
Vitamin Shoppe, Inc.(a)	421,415	18,668,685
Total		42,058,509
Textiles, Apparel & Luxury Goods 3.5%
CROCS, Inc.(a)	409,430	11,202,005
Deckers Outdoor Corp.(a)	143,655	12,779,548
Lululemon Athletica, Inc.(a)	149,660	8,190,892
Warnaco Group, Inc. (The)(a)(b)	162,900	8,690,715
Total		40,863,160
TOTAL CONSUMER DISCRETIONARY		205,490,967
CONSUMER STAPLES 3.8%
Food Products 1.8%
Diamond Foods, Inc.(b)	257,300	20,290,678
Personal Products 2.0%
Elizabeth Arden, Inc.(a)(b)	447,411	14,415,582
Nu Skin Enterprises, Inc., Class A(b)	210,800	8,914,732
Total		23,330,314
TOTAL CONSUMER STAPLES		43,620,992
ENERGY 9.4%
Energy Equipment & Services 2.5%
Complete Production Services, Inc.(a)	476,135	13,836,483
Dril-Quip, Inc.(a)(b)	129,245	8,362,151
Key Energy Services, Inc.(a)	472,500	6,799,275
Total		28,997,909
Oil, Gas & Consumable Fuels 6.9%
Berry Petroleum Co., Class A	120,900	5,927,727
Carrizo Oil & Gas, Inc.(a)	258,400	7,757,168
Clean Energy Fuels Corp.(a)(b)	468,804	6,174,149
Energy XXI Bermuda Ltd.(a)(c)	456,007	12,225,548

Issuer	Shares	Value
Common Stocks (continued)
ENERGY (cont.)
Oil, Gas & Consumable Fuels (cont.)
Magnum Hunter Resources Corp.(a)(b)	1,285,600	$5,772,344
Oasis Petroleum, Inc.(a)	590,295	15,701,847
Resolute Energy Corp.(a)(b)	688,770	9,291,507
Rosetta Resources, Inc.(a)	175,500	8,064,225
World Fuel Services Corp.	258,365	9,595,676
Total		80,510,191
TOTAL ENERGY		109,508,100
FINANCIALS 9.0%
Capital Markets 0.6%
Financial Engines, Inc.(a)(b)	330,500	7,363,540
Commercial Banks 2.2%
Center Financial Corp.(a)	1,113,280	6,145,306
Glacier Bancorp, Inc.	494,000	5,685,940
Signature Bank(a)(b)	241,250	13,415,912
Total		25,247,158
Consumer Finance 2.0%
DFC Global Corp.(a)(b)	573,449	12,656,020
Ezcorp, Inc., Class A(a)(b)	321,055	10,771,395
Total		23,427,415
Diversified Financial Services 0.8%
Portfolio Recovery Associates, Inc.(a)	124,900	9,133,937
Real Estate Investment Trusts (REITs) 3.4%
Home Properties, Inc.	207,500	13,875,525
Omega Healthcare Investors, Inc.(b)	391,400	7,103,910
Sabra Health Care REIT, Inc.	573,709	6,703,790
Summit Hotel Properties, Inc.(b)	654,041	5,415,459
Tanger Factory Outlet Centers	237,300	6,675,249
Total		39,773,933
TOTAL FINANCIALS		104,945,983
HEALTH CARE 19.2%
Biotechnology 4.6%
Alkermes, Inc.(a)	650,600	11,281,404
Amarin Corp. PLC, ADR(a)(c)	936,500	10,779,115
Ardea Biosciences, Inc.(a)	258,513	4,195,666
Ariad Pharmaceuticals, Inc.(a)(b)	621,900	6,119,496
Ironwood Pharmaceuticals, Inc.(a)(b)	354,355	4,514,483
Momenta Pharmaceuticals, Inc.(a)	263,595	4,460,027
Onyx Pharmaceuticals, Inc.(a)	208,159	7,083,651
Rigel Pharmaceuticals, Inc.(a)	659,000	5,192,920
Total		53,626,762
Health Care Equipment & Supplies 4.6%
Align Technology, Inc.(a)	715,824	13,672,238
ICU Medical, Inc.(a)(b)	135,595	5,586,514
Insulet Corp.(a)(b)	566,689	9,905,724
Masimo Corp.(b)	414,124	10,216,439
NuVasive, Inc.(a)(b)	331,260	8,026,430
Volcano Corp.(a)	211,500	6,334,425
Total		53,741,770
Health Care Providers & Services 5.5%
Brookdale Senior Living, Inc.(a)	597,890	9,632,008
Catalyst Health Solutions, Inc.(a)(b)	236,806	12,721,218
HMS Holdings Corp.(a)(b)	889,413	23,329,303

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Small Cap Growth Fund I

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
HEALTH CARE (cont.)
Health Care Providers & Services (cont.)
IPC The Hospitalist Co., Inc.(a)(b)	438,500	$17,583,850
Total		63,266,379
Health Care Technology 0.8%
Omnicell, Inc.(a)(b)	619,638	9,691,138
Life Sciences Tools & Services 0.5%
ICON PLC, ADR(a)(b)(c)	285,589	6,085,902
Pharmaceuticals 3.2%
Endocyte, Inc.(a)(b)	322,871	3,538,666
Impax Laboratories, Inc.(a)(b)	998,790	19,646,199
MAP Pharmaceuticals, Inc.(a)(b)	320,005	4,480,070
Salix Pharmaceuticals Ltd.(a)	313,970	9,560,387
Total		37,225,322
TOTAL HEALTH CARE		223,637,273
INDUSTRIALS 16.1%
Aerospace & Defense 1.8%
Hexcel Corp.(a)(b)	562,400	12,918,328
LMI Aerospace, Inc.(a)	383,019	7,553,135
Total		20,471,463
Air Freight & Logistics 0.7%
Atlas Air Worldwide Holdings, Inc.(a)	176,351	8,655,307
Commercial Services & Supplies 0.7%
Tetra Tech, Inc.(a)	413,505	8,232,884
Construction & Engineering 0.8%
Great Lakes Dredge & Dock Corp.	786,755	3,847,232
Sterling Construction Co., Inc.(a)(b)	406,173	5,182,767
Total		9,029,999
Electrical Equipment 0.9%
Regal-Beloit Corp.(b)	171,242	10,067,317
Machinery 4.7%
Chart Industries, Inc.(a)	162,361	7,678,052
Lindsay Corp.	133,725	8,317,695
Middleby Corp.(a)(b)	112,600	9,071,619
Robbins & Myers, Inc.	236,750	11,375,838
Tennant Co.	206,615	9,082,795
Trinity Industries, Inc.	340,100	9,373,156
Total		54,899,155
Professional Services 3.3%
Acacia Research/Technologies(a)	193,900	8,473,430
Advisory Board Co. (The)(a)	165,147	10,268,841
Corporate Executive Board Co. (The)(b)	246,300	8,108,196
CoStar Group, Inc.(a)(b)	220,740	11,297,473
Total		38,147,940
Road & Rail 2.5%
Dollar Thrifty Automotive Group, Inc.(a)	75,088	4,982,089
Genesee & Wyoming, Inc., Class A(a)(b)	188,690	9,800,559
Knight Transportation, Inc.(b)	471,700	7,146,255
Roadrunner Transportation Systems, Inc.(a)(b)	501,309	7,700,106
Total		29,629,009
Trading Companies & Distributors 0.7%
TAL International Group, Inc.	269,082	7,859,885
TOTAL INDUSTRIALS		186,992,959

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY 20.4%
Communications Equipment 0.8%
Netgear, Inc.(a)(b)	349,300	$9,714,033
Electronic Equipment, Instruments & Components 0.8%
DTS, Inc.(a)	298,755	9,177,754
Internet Software & Services 3.7%
Ancestry.com, Inc.(a)	322,300	11,509,333
LogMeIn, Inc.(a)	272,545	8,517,031
RightNow Technologies, Inc.(a)	321,100	10,528,869
Vocus, Inc.(a)	278,453	5,995,093
WebMD Health Corp.(a)	178,900	6,322,326
Total		42,872,652
IT Services 2.4%
Jack Henry & Associates, Inc.	195,400	5,713,496
ServiceSource International, Inc.(a)(b)	445,235	8,045,396
VeriFone Systems, Inc.(a)	188,560	6,641,083
Wright Express Corp.(a)	177,619	7,484,865
Total		27,884,840
Semiconductors & Semiconductor Equipment 4.3%
Entegris, Inc.(a)	754,901	5,676,855
Mindspeed Technologies, Inc.(a)	997,700	5,786,660
Nanometrics, Inc.(a)(b)	476,900	7,577,941
Omnivision Technologies, Inc.(a)	316,000	5,814,400
Semtech Corp.(a)(b)	417,000	8,894,610
Veeco Instruments, Inc.(a)(b)	185,300	6,737,508
Volterra Semiconductor Corp.(a)	489,415	9,910,654
Total		50,398,628
Software 8.4%
Ariba, Inc.(a)	287,500	7,799,875
Aspen Technology, Inc.(a)	507,900	8,527,641
CommVault Systems, Inc.(a)	219,800	7,453,418
Concur Technologies, Inc.(a)(b)	141,538	5,919,119
Fortinet, Inc.(a)	457,878	8,759,206
Kenexa Corp.(a)	282,356	5,943,594
RealPage, Inc.(a)(b)	459,838	9,573,827
SuccessFactors, Inc.(a)	526,814	12,306,375
Synchronoss Technologies, Inc.(a)(b)	286,300	7,775,908
TIBCO Software, Inc.(a)	586,275	13,120,835
TiVo, Inc.(a)(b)	939,900	9,962,940
Total		97,142,738
TOTAL INFORMATION TECHNOLOGY		237,190,645
MATERIALS 2.7%
Chemicals 1.1%
Solutia, Inc.(a)	738,235	12,830,524
Metals & Mining 1.6%
Stillwater Mining Co.(a)(b)	656,216	10,099,164
Thompson Creek Metals Co., Inc.(a)(c)	972,775	8,044,850
Total		18,144,014
TOTAL MATERIALS		30,974,538

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Small Cap Growth Fund I

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer		Shares	Value
Common Stocks (continued)
UTILITIES 0.5%
Electric Utilities 0.5%
UIL Holdings Corp.(b)		186,200	$6,323,353
TOTAL UTILITIES			6,323,353
Total Common Stocks (Cost: $1,004,050,302)			$1,148,684,810
Warrants —%
ENERGY —%
Oil, Gas & Consumable Fuels —%
Magnum Hunter Resources Corp. 08/29/13(a)(d)		128,560	$83,534
TOTAL ENERGY			83,534
Total Warrants (Cost: $110,576)			$83,534
Money Market Fund 2.2%
Columbia Short-Term Cash Fund, 0.139%(e)(f)		25,109,566	$25,109,566
Total Money Market Fund (Cost: $25,109,566)			$25,109,566
Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 13.5%
Asset-Backed Commercial Paper 2.3%
Aspen Funding Corp.
10/03/11	0.330%	$1,999,395	$1,999,395
Atlantic Asset Securitization LLC
09/01/11	0.400%	4,999,611	4,999,611
Gemini Securitization Corporation (FKA Twin Towers)
09/08/11	0.250%	4,998,993	4,998,993
Rhein-Main Securitisation Ltd.
09/12/11	0.400%	4,998,167	4,998,167
Rheingold Securitization
09/12/11	0.400%	4,998,444	4,998,444
Scaldis Capital LLC
09/02/11	0.300%	4,999,917	4,999,917
Total			26,994,527
Certificates of Deposit 6.1%
ABM AMRO Bank N.V.
09/12/11	0.310%	5,998,347	5,998,347
Banque et Caisse d'Epargne de l'Etat
09/26/11	0.255%	2,999,320	2,999,320
Commerzbank AG
10/03/11	0.380%	5,000,000	5,000,000
Deutsche Bank AG
09/19/11	0.280%	1,000,000	1,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit (continued)
DnB NOR ASA
11/23/11	0.300%	$6,000,000	$6,000,000
Erste Bank der Oesterreichischen Sparkassen AG
09/08/11	0.350%	3,000,000	3,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
09/21/11	0.280%	4,000,000	4,000,000
KBC Bank NV
09/01/11	0.250%	5,000,000	5,000,000
N.V. Bank Nederlandse Gemeenten
09/28/11	0.260%	6,000,000	6,000,000
Pohjola Bank PLC
09/28/11	0.300%	5,000,000	5,000,000
Royal Bank of Canada
10/14/11	0.210%	4,001,316	4,001,316
Skandinaviska Enskilda Banken
09/06/11	0.150%	5,000,000	5,000,000
Societe Generale
09/01/11	0.250%	7,000,000	7,000,000
09/01/11	0.250%	5,000,000	5,000,000
Union Bank of Switzerland
11/28/11	0.350%	2,000,000	2,000,000
United Overseas Bank Ltd.
09/26/11	0.280%	4,000,000	4,000,000
Total			70,998,983
Commercial Paper 1.2%
Antalis US Funding Corp.
09/01/11	0.520%	3,999,538	3,999,538
Suncorp Metway Ltd.
09/15/11	0.310%	4,998,493	4,998,493
The Commonwealth Bank of Australia
11/28/11	0.270%	4,996,475	4,996,475
Total			13,994,506
Repurchase Agreements 3.9%
Citibank NA dated 08/31/11, matures 09/01/11, repurchase price $5,000,013(g)
09/01/11	0.090%	5,000,000	5,000,000
Citigroup Global Markets, Inc. dated 08/31/11, matures 09/01/11, repurchase price $10,000,036(g)
09/01/11	0.130%	10,000,000	10,000,000
G.X. Clarke and Company dated 08/31/11, matures 09/01/11, repurchase price $8,000,049(g)
09/01/11	0.220%	8,000,000	8,000,000
MF Global Holdings Ltd. dated 08/31/11, matures 09/01/11, repurchase price $5,000,015(g)
09/01/11	0.110%	5,000,000	5,000,000
Pershing LLC dated 08/31/11, matures 09/01/11, repurchase price $4,000,024(g)
09/01/11	0.220%	4,000,000	4,000,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Small Cap Growth Fund I

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (continued)
UBS Securities LLC dated 08/31/11, matures 09/01/11 repurchase price $12,576,800(g)
09/01/11	0.080%	12,576,772	$12,576,772
Total			44,576,772
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $156,564,788)			$156,564,788
Total Investments (Cost: $1,185,835,232)			$1,330,442,698
Other Assets & Liabilities, Net			(168,109,382)
Net Assets			$1,162,333,316

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  At August 31, 2011, security was partially or fully on loan.

(c)  Represents a foreign security. At August 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $47,284,750 or 4.07% of net assets.

(d)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at August 31, 2011 was $83,534, representing 0.01% of net assets. Information concerning such security holdings at August 31, 2011 was as follows:

Security Description	Acquisition Dates	Cost
Magnum Hunter Resources Corp.	03/07/11-06/29/11	$110,576

(e)  The rate shown is the seven-day current annualized yield at August 31, 2011.

(f)  Investments in affiliates during the year ended August 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$157,621,516	$(132,511,950)	$—	$25,109,566	$12,479	$25,109,566

(g)  The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citibank NA (0.090%)

Security Description	Value
Fannie Mae Pool	$3,078,042
Freddie Mac Gold Pool	2,021,958
Total Market Value of Collateral Securities	$5,100,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Small Cap Growth Fund I

August 31, 2011

Notes to Portfolio of Investments (continued)

Citigroup Global Markets, Inc. (0.130%)

Security Description	Value
Fannie Mae REMICS	$3,939,304
Fannie Mae-Aces	280,337
Freddie Mac REMICS	5,049,404
Government National Mortgage Association	930,955
Total Market Value of Collateral Securities	$10,200,000

G.X. Clarke and Company (0.220%)

Security Description	Value
Fannie Mae Discount Notes	$4,160
Fannie Mae Interest Strip	3,222
Federal Farm Credit Bank	1,540,149
Federal Home Loan Banks	2,391,261
Federal Home Loan Mortgage Corp	1,121,806
Federal National Mortgage Association	2,011,097
Freddie Mac Strips	28,611
Resolution Funding Corp Interest Strip	515
Tennessee Valley Authority	58,789
Tennessee Valley Authority Generic Strip	24,184
United States Treasury Inflation Indexed Bonds	322,347
United States Treasury Note/Bond	285,813
United States Treasury Strip Coupon	297,126
United States Treasury Strip Principal	71,072
Total Market Value of Collateral Securities	$8,160,152

MF Global Holdings Ltd. (0.110%)

Security Description	Value
Fannie Mae REMICS	$194,389
Federal Home Loan Mortgage Corp	96,855
Federal National Mortgage Association	71,346
Freddie Mac Gold Pool	2,653,150
Freddie Mac REMICS	455,018
Government National Mortgage Association	984,085
United States Treasury Strip Coupon	512,592
United States Treasury Strip Principal	132,622
Total Market Value of Collateral Securities	$5,100,057

Pershing LLC (0.220%)

Security Description	Value
Fannie Mae Pool	$175,995
Fannie Mae REMICS	1,170,647
Fannie Mae Whole Loan	10,113
Freddie Mac REMICS	2,528,454
Government National Mortgage Association	194,791
Total Market Value of Collateral Securities	$4,080,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia Small Cap Growth Fund I

August 31, 2011

Notes to Portfolio of Investments (continued)

UBS Securities LLC (0.080%)

Security Description	Value
Fannie Mae Pool	$9,095,161
Freddie Mac Gold Pool	3,612,126
Freddie Mac Non Gold Pool	121,020
Total Market Value of Collateral Securities	$12,828,307
Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements—Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Columbia Small Cap Growth Fund I

August 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of August 31, 2011:

	Fair value at August 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$205,490,967	$—	$—	$205,490,967
Consumer Staples	43,620,992	—	—	43,620,992
Energy	109,508,100	—	—	109,508,100
Financials	104,945,983	—	—	104,945,983
Health Care	223,637,273	—	—	223,637,273
Industrials	186,992,959	—	—	186,992,959
Information Technology	237,190,645	—	—	237,190,645
Materials	30,974,538	—	—	30,974,538
Utilities	6,323,353	—	—	6,323,353
Warrants
Energy	—	83,534	—	83,534
Total Equity Securities	1,148,684,810	83,534	—	1,148,768,344
Other
Affiliated Money Market Fund(c)	25,109,566	—	—	25,109,566
Investments of Cash Collateral Received for Securities on Loan	—	156,564,788	—	156,564,788
Total Other	25,109,566	156,564,788	—	181,674,354
Total	$1,173,794,376	$156,648,322	$—	$1,330,442,698

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

(c)  Money market fund that is a sweep investment for cash balances in the Fund at August 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Assets and Liabilities – Columbia Small Cap Growth Fund I

August 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,004,160,878)	$1,148,768,344
Affiliated issuers (identified cost $25,109,566)	25,109,566
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $156,564,788)	156,564,788
Total investments (identified cost $1,185,835,232)	1,330,442,698
Receivable for:
Capital shares sold	1,224,619
Investments sold	3,835,495
Dividends	503,266
Securities lending	138,762
Trustees' deferred compensation plans	37,357
Total assets	1,336,182,197
Liabilities
Disbursements in excess of cash	6,328
Due upon return of securities on loan	156,564,788
Payable for:
Investments purchased	16,331,600
Capital shares purchased	574,954
Investment management fees	24,149
Distribution fees	1,115
Transfer agent fees	198,862
Administration fees	2,435
Chief compliance officer expenses	861
Trustees' deferred compensation plans	37,357
Other expenses	106,432
Total liabilities	173,848,881
Net assets applicable to outstanding capital stock	$1,162,333,316
*Value of securities on loan	$151,281,245

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Assets and Liabilities (continued) – Columbia Small Cap Growth Fund I

August 31, 2011

Represented by
Paid-in capital	$922,182,644
Accumulated net investment loss	(3,205,174)
Accumulated net realized gain	98,748,380
Unrealized appreciation (depreciation) on:
Investments	144,607,466
Total — representing net assets applicable to outstanding capital stock	$1,162,333,316
Net assets applicable to outstanding shares
Class A	$91,234,294
Class B	$1,973,922
Class C	$15,864,003
Class I	$90,132,439
Class R	$55,361
Class Y	$11,452,927
Class Z	$951,620,370
Shares outstanding
Class A	3,046,931
Class B	68,491
Class C	550,437
Class I	2,959,838
Class R	1,853
Class Y	376,206
Class Z	31,357,854
Net asset value per share
Class A(a)	$29.94
Class B	$28.82
Class C	$28.82
Class I	$30.45
Class R	$29.88
Class Y	$30.44
Class Z	$30.35

(a)  The maximum offering price per share for Class A is $31.77. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Operations – Columbia Small Cap Growth Fund I

Year ended August 31, 2011

Net investment income
Income:
Dividends	$3,323,074
Dividends from affiliates	12,479
Interest	21,464
Income from securities lending — net	213,921
Foreign taxes withheld	(9,670)
Total income	3,561,268
Expenses:
Investment management fees	9,319,430
Distribution fees
Class B	19,048
Class C	137,924
Class R	110
Service fees
Class A	235,809
Class B	6,349
Class C	45,975
Transfer agent fees
Class A	159,004
Class B	4,335
Class C	31,227
Class R	37
Class Y	46
Class Z	1,682,616
Administration fees	499,433
Compensation of board members	51,919
Pricing and bookkeeping fees	117,915
Custodian fees	66,589
Printing and postage fees	120,923
Registration fees	105,165
Professional fees	100,246
Chief compliance officer expenses	1,982
Other	34,403
Total expenses	12,740,485
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(306)
Earnings credits on cash balances	(261)
Total net expenses	12,739,918
Net investment loss	(9,178,650)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	145,333,824
Foreign currency transactions	(32,389)
Net realized gain	145,301,435
Net change in unrealized appreciation (depreciation) on:
Investments	73,912,409
Net change in unrealized appreciation	73,912,409
Net realized and unrealized gain	219,213,844
Net increase in net assets resulting from operations	$210,035,194

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Changes in Net Assets – Columbia Small Cap Growth Fund I

Year ended August 31,	2011	2010
Operations
Net investment loss	$(9,178,650)	$(6,786,914)
Net realized gain	145,301,435	101,767,394
Net change in unrealized appreciation (depreciation)	73,912,409	(18,161,392)
Net increase in net assets resulting from operations	210,035,194	76,819,088
Increase in net assets from share transactions	161,854,735	122,791,006
Total increase in net assets	371,889,929	199,610,094
Net assets at beginning of year	790,443,387	590,833,293
Net assets at end of year	$1,162,333,316	$790,443,387
Accumulated net investment loss	$(3,205,174)	$(82,402)

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Statement of Changes in Net Assets (continued) – Columbia Small Cap Growth Fund I

Year ended August 31,	2011(a)(b)		2010
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class A shares
Subscriptions	1,365,459	42,903,630	1,113,991	27,211,950
Redemptions	(961,860)	(30,447,867)	(1,082,435)	(26,475,220)
Net increase	403,599	12,455,763	31,556	736,730
Class B shares
Subscriptions	8,470	251,645	13,063	300,178
Redemptions	(34,330)	(1,028,979)	(47,461)	(1,127,943)
Net decrease	(25,860)	(777,334)	(34,398)	(827,765)
Class C shares
Subscriptions	118,420	3,569,591	219,503	5,185,730
Redemptions	(176,421)	(5,389,095)	(107,156)	(2,548,963)
Net increase (decrease)	(58,001)	(1,819,504)	112,347	2,636,767
Class I shares
Subscriptions	3,510,513	113,809,411	—	—
Redemptions	(550,675)	(18,702,160)	—	—
Net increase	2,959,838	95,107,251	—	—
Class R shares
Subscriptions	1,860	63,654	—	—
Redemptions	(7)	(256)	—	—
Net increase	1,853	63,398	—	—
Class Y shares
Redemptions	(198,653)	(6,600,000)	(102,318)	(2,700,000)
Net decrease	(198,653)	(6,600,000)	(102,318)	(2,700,000)
Class Z shares
Subscriptions	9,707,005	308,313,313	11,380,057	276,508,206
Redemptions	(7,680,785)	(244,888,152)	(6,309,766)	(153,562,932)
Net increase	2,026,220	63,425,161	5,070,291	122,945,274
Total net increase	5,108,996	161,854,735	5,077,478	122,791,006

(a)  Class I and Class R shares commenced operation on September 27, 2010.

(b)  Class I and Class R shares reflect activity for the period September 27, 2010 through August 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights – Columbia Small Cap Growth Fund I

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended August 31,
	2011		2010		2009		2008		2007
Class A
Per share data
Net asset value, beginning of period	$23.55		$20.82		$27.82		$31.69		$30.29
Income from investment operations:
Net investment loss	(0.31)		(0.26)		(0.19)		(0.24)		(0.25)
Net realized and unrealized gain (loss) on investments	6.70		2.99		(6.81)		0.17		6.38
Total from investment operations	6.39		2.73		(7.00)		(0.07)		6.13
Less distributions to shareholders from:
Net realized gains	—		—		—		(3.80)		(4.73)
Net asset value, end of period	$29.94		$23.55		$20.82		$27.82		$31.69
Total return	27.13%		13.11%		(25.16%)		(1.34	%)(a)	21.96%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.30%		1.32	%(e)	1.40%		1.37%		1.40	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	1.30	%(d)	1.32	%(d)(e)	1.37	%(d)	1.37	%(d)	1.40	%(d)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.30%		1.32%		1.40%		1.37%		1.40%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	1.30	%(d)	1.32	%(d)	1.37	%(d)	1.37	%(d)	1.40	%(d)
Net investment loss	(1.00%)		(1.10	%)(d)	(1.01	%)(d)	(0.82	%)(d)	(0.82	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$91,234		$62,261		$54,384		$44,184		$18,430
Portfolio turnover	113%		144%		149%		165%		151%
Notes to Financial Highlights

(a)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes interest expense which rounds to less than 0.01%

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Small Cap Growth Fund I

	Year ended August 31,
	2011		2010		2009		2008		2007
Class B
Per share data
Net asset value, beginning of period	$22.84		$20.35		$27.39		$31.26		$30.14
Income from investment operations:
Net investment loss	(0.53)		(0.43)		(0.32)		(0.45)		(0.48)
Net realized and unrealized gain (loss) on investments	6.51		2.92		(6.72)		0.14		6.33
Total from investment operations	5.98		2.49		(7.04)		(0.31)		5.85
Less distributions to shareholders from:
Net realized gains	—		—		—		(3.56)		(4.73)
Net asset value, end of period	$28.82		$22.84		$20.35		$27.39		$31.26
Total return	26.18%		12.24%		(25.70%)		(2.10	%)(a)	21.05%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.05%		2.07	%(e)	2.15%		2.12%		2.15	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	2.05	%(d)	2.07	%(d)(e)	2.12	%(d)	2.12	%(d)	2.15	%(d)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.05%		2.07%		2.15%		2.12%		2.15%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	2.05	%(d)	2.07	%(d)	2.12	%(d)	2.12	%(d)	2.15	%(d)
Net investment loss	(1.76%)		(1.84	%)(d)	(1.75	%)(d)	(1.57	%)(d)	(1.57	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$1,974		$2,155		$2,620		$2,812		$1,254
Portfolio turnover	113%		144%		149%		165%		151%
Notes to Financial Highlights

(a)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes interest expense which rounds to less than 0.01%

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Small Cap Growth Fund I

	Year ended August 31,
	2011		2010		2009		2008		2007
Class C
Per share data
Net asset value, beginning of period	$22.84		$20.35		$27.37		$31.25		$30.14
Income from investment operations:
Net investment loss	(0.53)		(0.44)		(0.32)		(0.44)		(0.48)
Net realized and unrealized gain (loss) on investments	6.51		2.93		(6.70)		0.12		6.32
Total from investment operations	5.98		2.49		(7.02)		(0.32)		5.84
Less distributions to shareholders from:
Net realized gains	—		—		—		(3.56)		(4.73)
Net asset value, end of period	$28.82		$22.84		$20.35		$27.37		$31.25
Total return	26.18%		12.24%		(25.65%)		(2.14	%)(a)	21.02%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.05%		2.07	%(e)	2.15%		2.12%		2.15	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	2.05	%(d)	2.07	%(d)(e)	2.12	%(d)	2.12	%(d)	2.15	%(d)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.05%		2.07%		2.15%		2.12%		2.15%
Net expenses after fees waiver or expenses reimbursed (excluding interest expense)(c)	2.05	%(d)	2.07	%(d)	2.12	%(d)	2.12	%(d)	2.15	%(d)
Net investment loss	(1.75%)		(1.85	%)(d)	(1.75	%)(d)	(1.57	%)(d)	(1.56	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$15,864		$13,897		$10,093		$8,382		$2,303
Portfolio turnover	113%		144%		149%		165%		151%
Notes to Financial Highlights

(a)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes interest expense which rounds to less than 0.01%

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia Small Cap Growth Fund I

	Period ended August 31, 2011(a)
Class I
Per share data
Net asset value, beginning of period	$26.86
Income from investment operations:
Net investment loss	(0.17)
Net realized and unrealized gain on investments	3.76
Total from investment operations	3.59
Net asset value, end of period	$30.45
Total return	13.37%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.88%
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	0.88	%(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.88%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	0.88	%(d)
Net investment loss	(0.57%)
Supplemental data
Net assets, end of period (in thousands)	$90,132
Portfolio turnover	113%
Notes to Financial Highlights

(a)  Class I shares were initially offered on September 27, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Financial Highlights (continued) – Columbia Small Cap Growth Fund I

	Period ended August 31, 2011(a)
Class R
Per share data
Net asset value, beginning of period	$26.52
Income from investment operations:
Net investment loss	(0.35)
Net realized and unrealized gain on investments	3.71
Total from investment operations	3.36
Net asset value, end of period	$29.88
Total return	12.67%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.55%
Net expenses after fees waived or expenses reimbursed (including interest expense)	1.54	%(c)(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.55%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)	1.54	%(c)(d)
Net investment loss	(1.16%)
Supplemental data
Net assets, end of period (in thousands)	$55
Portfolio turnover	113%
Notes to Financial Highlights

(a)  Class R shares were initially offered on September 27, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

22

Financial Highlights (continued) – Columbia Small Cap Growth Fund I

	Year ended August 31,
	2011		2010		2009(a)
Class Y
Per share data
Net asset value, beginning of period	$23.85		$21.00		$19.21
Income from investment operations
Net investment loss	(0.18)		(0.17)		(0.03)
Net realized and unrealized gain on investments	6.77		3.02		1.82
Total from investment operations	6.59		2.85		1.79
Net asset value, end of period	$30.44		$23.85		$21.00
Total return	27.63%		13.57%		9.32%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.88%		0.93	%(f)	1.03	%(c)(f)
Net Expenses prior to fees waived or expenses reimbursed (including interest expense)(d)	0.88	%(e)	0.93	%(e)(f)	1.03	%(e)(c)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.88%		0.93%		1.03	%(c)
Net Expenses prior to fees waived or expenses reimbursed (excluding interest expense)(d)	0.88	%(e)	0.93	%(e)	1.03	%(e)(c)
Net investment income	(0.58%)		(0.70	%)(e)	(0.96	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$11,453		$13,708		$14,222
Portfolio turnover	113%		144%		149%
Notes to Financial Highlights

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total reflect activity from that date.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes interest expense which rounds to less than 0.01%

The Accompanying Notes to Financial Statements are an integral part of this statement.

23

Financial Highlights (continued) – Columbia Small Cap Growth Fund I

	Year ended August 31,
	2011		2010		2009		2008		2007
Class Z
Per share data
Net asset value, beginning of period	$23.81		$21.00		$27.99		$31.86		$30.36
Income from investment operations:
Net investment loss	(0.23)		(0.21)		(0.14)		(0.17)		(0.18)
Net realized and unrealized gain (loss) on investments	6.77		3.02		(6.85)		0.18		6.41
Total from investment operations	6.54		2.81		(6.99)		0.01		6.23
Less distributions to shareholders from:
Net investment income	—		—		—		—		0.00	(b)
Net realized gains	—		—		—		(3.88)		(4.73)
Total distributions to shareholders	—		—		—		(3.88)		(4.73)
Net asset value, end of period	$30.35		$23.81		$21.00		$27.99		$31.86
Total return	27.47%		13.38%		(24.97%)		(1.09	%)(a)	22.28%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.05%		1.07	%(g)	1.15%		1.12%		1.15	%(g)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.05	%(f)	1.07	%(g)(f)	1.12	%(f)	1.12	%(f)	1.15	%(g)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.05%		1.07%		1.15%		1.12%		1.15%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.05	%(f)	1.07	%(f)	1.12	%(f)	1.12	%(f)	1.15	%(f)
Net investment loss	(0.73%)		(0.85	%)(f)	(0.76	%)(f)	(0.57	%)(f)	(0.59	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$951,620		$698,422		$509,514		$354,145		$220,887
Portfolio turnover	113%		144%		149%		165%		151%
Notes to Financial Highlights

(a)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(b)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes interest expense which rounds to less than 0.01%

The Accompanying Notes to Financial Statements are an integral part of this statement.

24

Notes to Financial Statements – Columbia Small Cap Growth Fund I
August 31, 2011

Note 1. Organization

Columbia Small Cap Growth Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Effective April 29, 2011, the Fund is closed to new investors and new accounts, subject to certain limited exceptions.

On December 10, 2010, affiliated fund of funds managed by the Investment Manager, exchanged Class Z shares valued at $13,562,263 for Class I shares. All share classes have identical voting, dividend and liquidation rights.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds. Class I shares commenced operations on September 27, 2010.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Class R shares commenced operations on September 27, 2010.

Class Y shares are not subject to sales charges and are available only to certain categories of investors which are subject to minimum initial investment requirements.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.)

25

Columbia Small Cap Growth Fund I, August 31, 2011

time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Options

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased put option contracts to decrease the Fund's exposure to equity risk and to increase return on investments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such

26

Columbia Small Cap Growth Fund I, August 31, 2011

option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires or is exercised. When option contracts on debt securities or futures are exercised, the Fund will realize a gain or loss. When other option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Effects of Derivative Transactions in the Financial Statements

The following table is intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Effect of Derivative Instrument in the Statement of Operations for the Year Ended August 31, 2011.

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Purchased Put Options	Equity Risk	$(731,368)	$(282,392)

The Fund did not have investments in Derivative Instruments for the Year Ended August 31, 2011.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

27

Columbia Small Cap Growth Fund I, August 31, 2011

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management's estimates if actual information has not yet been reported. Management's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. Prior to March 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.87% to 0.77% as the Fund's net assets increased. The annualized effective management fee rate for the year ended August 31, 2011 was 0.79% of the Fund's average daily net assets.

28

Columbia Small Cap Growth Fund I, August 31, 2011

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective March 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.80% to 0.05% as the Fund's net assets increase. Prior to March 1, 2011, the Investment Manager did not receive a fee for its services under the Administration Services Agreement. The annualized effective administration fee rate for the year ended August 31, 2011 was 0.04% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to June 27, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective June 27, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Trustees are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (except for certain out-of-pocket expenses).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended August 31, 2011, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.17
Class C	0.17
Class R	0.17
Class Y	0.00	*
Class Z	0.017

*  Less than 0.01%.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2011, no minimum account balance fees were charged by the Fund.

29

Columbia Small Cap Growth Fund I, August 31, 2011

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $111,563 for Class A, $3,117 for Class B, $1,301 for Class C for the year ended August 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2011,the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.31%
Class B	2.06
Class C	2.06
Class I	0.93
Class R	1.56
Class Y	1.06
Class Z	1.06

For the period September 27, 2010 through February 28, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.35%
Class B	2.10
Class C	2.10
Class I	1.00
Class R	1.60
Class Y	1.10
Class Z	1.10

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to September 27, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding

30

Columbia Small Cap Growth Fund I, August 31, 2011

certain expenses, such as distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 1.10% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2011, permanent and timing book to tax basis differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, redemption based payments treated as eligible for the dividends paid deduction and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund's net assets in the Statement of Assets and Liabilities as follows:

Accumulated net investment loss	$6,055,878
Accumulated net realized gain	(17,235,828)
Paid-in capital	11,179,950

Net investment loss and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended August 31,	2011	2010
Ordinary Income*	$—	$—
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

At August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,329,028
Undistributed long-term capital gain	98,051,304
Unrealized appreciation*	$136,808,200

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to PFIC adjustments and deferral of losses from wash sales.

At August 31, 2011, the cost of investments for federal income tax purposes was approximately $1,193,634,498 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$198,603,927
Unrealized depreciation	$(61,795,727)
Net unrealized appreciation	$136,808,200

For the year ended August 31, 2011, $26,761,735 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,444,579,984 and $1,285,649,075, respectively, for the year ended August 31, 2011.

Note 6. Lending of Portfolio Securities

Effective June 27, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers

31

Columbia Small Cap Growth Fund I, August 31, 2011

in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At August 31, 2011, securities valued at $151,281,245 were on loan, secured by cash collateral of $156,564,788 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Custody Credits

Prior to June 27, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period September 1, 2010 through June 27, 2011, these credits reduced total expenses by $261.

Note 8. Affiliated Money Market Fund

Effective June 27, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At August 31, 2011 one shareholder account owned 39.4% of the outstanding shares of the Fund. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on June 27, 2011, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500,000,000.

Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period May 16, 2011 through June 26, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $150,000,000 committed, unsecured revolving credit facility provided by State Street. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225,000,000. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280,000,000.

32

Columbia Small Cap Growth Fund I, August 31, 2011

Effective October 14, 2010, interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

Note 11. Significant Risks

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that that invests in a wider range of industries.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these

33

Columbia Small Cap Growth Fund I, August 31, 2011

legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

34

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Small Cap Growth Fund I

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Growth Fund I (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2011

35

Federal Income Tax Information (Unaudited) – Columbia Small Cap Growth Fund I

The Fund hereby designates as a capital gains dividend with respect to the fiscal year ended August 31, 2011, $113,701,577, or, if subsequently determined to be different, the net capital gain of such year.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

36

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from1997 to 2010. Oversees 43; None

William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

37

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington, from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

38

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Michael A. Jones (born 1959)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

39

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

40

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

41

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Small Cap Growth Fund I.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

45

Columbia Small Cap Growth Fund I

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1641 C (10/11)

Columbia Technology Fund

Annual Report for the Period Ended August 31, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Manager's Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	11

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	28

Fund Governance	29

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Technology Fund

Summary

■  For the 12-month period that ended August 31, 2011, the fund's Class A shares returned 17.14% without sales charge.

■  The fund outperformed the Bank of America Merrill Lynch 100 Technology Index1 but fell short of the average return of funds in its peer group, the Lipper Science & Technology Funds Classification.2

■  Strong stock selection across several sectors aided the fund's performance relative to the index. Stock selection in the telecommunications sector detracted from returns.

Portfolio Management

Wayne Collette has managed the fund since June 2002 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Collette was associated with the fund's previous advisor or its predecessors since 2001.

1The Bank of America Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/11

+17.14%

Class A shares (without sales charge)

+13.17%

Bank of America Merrill Lynch 100 Technology Index

1

Performance Information – Columbia Technology Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 09/01/01 – 08/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Technology Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 09/01/01 – 08/31/11 ($)

Sales charge	without	with
Class A	18,712	17,642
Class B	17,482	17,482
Class C	17,500	17,500
Class Z	19,175	n/a

Average annual total return as of 08/31/11 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		11/09/00
Sales charge	without	with	without	with	without	with	without
1-year	17.14	10.45	16.21	11.21	16.17	15.17	17.38
5-year	2.91	1.69	2.13	1.76	2.13	2.13	3.16
10-year	6.47	5.84	5.75	5.75	5.76	5.76	6.73

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A and Class B share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees.

2

Understanding Your Expenses – Columbia Technology Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the fund will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the fund's annualized expense ratios used to calculate the expense information below.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/11 – 08/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	885.90	1,018.00	6.80	7.27	1.43
Class B	1,000.00	1,000.00	882.40	1,014.06	10.49	11.22	2.21
Class C	1,000.00	1,000.00	882.60	1,013.96	10.58	11.32	2.23
Class Z	1,000.00	1,000.00	886.50	1,019.00	5.85	6.26	1.23

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Portfolio Manager's Report – Columbia Technology Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/11 ($)

Class A	10.25
Class B	9.68
Class C	9.70
Class Z	10.47

Top 10 holdings

as of 08/31/11 (%)

Apple	7.8
Electronic Arts	5.3
Amazon.com	4.6
Netease.com	3.4
QUALCOMM	3.4
Baidu	3.1
Avago Technologies	2.7
EMC	2.7
priceline.com	2.6
Check Point Software Technologies	2.5

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended August 31, 2011, the fund's Class A shares returned 17.14% without sales charge. The fund outperformed its benchmark, the Bank of America Merrill Lynch 100 Technology Index, which returned 13.17% for the same period. It fell short of the 18.38% average return of funds in its peer group, the Lipper Science & Technology Funds Classification. Positive stock selection and sector allocations contributed to the fund's strong return relative to the index. Weak performance from holdings in the telecommunications sector detracted from the fund's overall results.

The global economy weighed on investor confidence

As the impact of Japan's first-quarter natural disasters worked its way through the global supply chain and Europe again scrambled to prop up debtor nations—notably Greece—the pace of economic growth slowed around the world. In the United States, spring and summer storms cut a swath of destruction across the Midwest, the South and eastern coastal states and Washington wrangled over the deficit and the federal debt ceiling. Job growth came to a halt in the final month of the period, weakening investor confidence.

Against this backdrop, the U.S. economy expanded at a modest 1.6% over the past 12 months, as measured by gross domestic product (GDP). Growth was solid in the third and fourth quarters of 2010 but fell sharply in 2011as the housing market continued its five-year slide and the job market disappointed, with fewer-than-expected new jobs and a higher unemployment rate. Reduced private consumption, lower consumer confidence and muted manufacturing activity in recent months continued to dampen prospects for the second half of 2011. The Federal Reserve Board, which has sought to prop up economic growth over the past several years, appears to be nearly out of ammunition. The probability of even weaker growth has risen.

Internet retail, I/T services, computer and peripherals drove returns

The largest contributors to performance relative to the fund's benchmark were Internet retailer Amazon.com and online travel giant priceline.com (4.6% and 2.6% of net assets, respectively). Amazon benefited as Wall Street analysts projected continued market share growth for the company. Rising demand for international hotel bookings helped boost the stock of priceline.com as usage data show consumers prefer its comparison shopping model. Increased use of Internet applications has driven online data management needs among corporations, helping the stock of information technology service provider Teradata (2.4% of net assets).

Strong stock selection in the computers and peripherals sector also contributed significantly to the fund's positive results. Holdings in this sector were led by Apple, (7.8% of net assets) as the company widened the user base of its popular iPhone, iPad and Mac computer products, taking market share from its competitors. A growing need among corporations to store and protect virtual data helped network storage equipment makers EMC (2.7% of net assets) and NetApp, and increased use of Internet search and blogging sites by Asian consumers boosted the stock of Baidu and SINA (3.1% and 1.6% of net assets, respectively). NetApp was sold. Positive performance from video game manufacturer Electronic Arts and online software developer Fortinet also helped (5.3% and 1.0% of net assets, respectively).

Telecommunications holdings detracted from results

Stock selection in the telecommunications sector detracted from relative performance during the period. Increased competitive pressures and consolidation in the cellular telephone industry hurt

4

Portfolio Manager's Report (continued) – Columbia Technology Fund the stocks of cellular network operator MetroPCS Communications and telecommunications service provider Sprint-Nextel. Both stocks were sold.

Focused on fundamentals

Although corporate balance sheets have strengthened on improved profits, we believe that merger and acquisition activity will likely continue in an environment marked by low interest rates. As always, we continue to seek those growth companies with products or services that are in demand in the marketplace and with the potential to grow consistently regardless of the direction or pace of the economy. We have used market volatility to increase positions in areas we believe have become attractively priced relative to underlying company fundamentals.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Equity securities affected by stock market fluctuations that occur in response to economic and business developments.

The share price of a fund that invests primarily in one sector will likely be subject to more volatility than a fund that invests across many sectors. Technology stocks may be more volatile than stocks in other sectors. The fund should be considered part of an overall investment program, and not a complete investment program.

International investing may involve special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Portfolio Breakdown1

as of 08/31/11 (%)

Consumer Discretionary	12.9
Health Care	2.1
Industrials	2.4
Information Technology	77.5
Other[2]	5.1

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

2Cash & Cash Equivalents.

5

Portfolio of Investments – Columbia Technology Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.2%
CONSUMER DISCRETIONARY 13.3%
Auto Components 0.6%
Gentex Corp.(a)	48,390	$1,255,479
Diversified Consumer Services 0.4%
Coinstar, Inc.(a)(b)	22,350	1,018,936
Hotels, Restaurants & Leisure 1.7%
Ctrip.com International Ltd., ADR(b)(c)	92,940	3,877,457
Internet & Catalog Retail 10.6%
Amazon.com, Inc.(b)	47,380	10,200,440
Netflix, Inc.(a)(b)	21,530	5,059,765
priceline.com, Inc.(b)	11,030	5,925,978
Shutterfly, Inc.(a)(b)	46,150	2,476,409
Total		23,662,592
TOTAL CONSUMER DISCRETIONARY		29,814,464
HEALTH CARE 2.2%
Health Care Technology 0.9%
Cerner Corp.(b)	31,450	2,074,442
Life Sciences Tools & Services 1.3%
Agilent Technologies, Inc.(b)	47,050	1,734,734
Illumina, Inc.(b)	21,670	1,129,007
Total		2,863,741
TOTAL HEALTH CARE		4,938,183
INDUSTRIALS 2.5%
Professional Services 2.5%
Acacia Research/Technologies(b)	30,620	1,338,094
CoStar Group, Inc.(a)(b)	36,040	1,844,527
Nielsen Holdings NV(b)(c)	81,460	2,416,104
Total		5,598,725
TOTAL INDUSTRIALS		5,598,725
INFORMATION TECHNOLOGY 80.2%
Communications Equipment 8.1%
Acme Packet, Inc.(b)	24,740	1,165,007
JDS Uniphase Corp.(b)	123,570	1,602,703
Netgear, Inc.(b)	55,730	1,549,851
Nokia OYJ, ADR(a)(c)	175,920	1,132,925
Polycom, Inc.(b)	44,540	1,060,052
QUALCOMM, Inc.	146,350	7,531,171
Riverbed Technology, Inc.(b)	68,050	1,686,279
Telefonaktiebolaget LM Ericsson, ADR(c)	215,110	2,411,383
Total		18,139,371
Computers & Peripherals 10.5%
Apple, Inc.(b)	45,150	17,375,075
EMC Corp.(b)	270,100	6,101,559
Total		23,476,634
Electronic Equipment, Instruments & Components 0.4%
DTS, Inc.(a)(b)	30,670	942,182

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY (cont.)
Internet Software & Services 15.5%
Ancestry.com, Inc.(b)	54,890	$1,960,122
Baidu, Inc., ADR(b)(c)	47,620	6,942,044
eBay, Inc.(b)	91,210	2,815,653
Google, Inc., Class A(b)	7,940	4,295,222
Netease.com, ADR(a)(b)(c)	150,890	7,628,998
Rackspace Hosting, Inc.(b)	97,200	3,553,632
SINA Corp.(b)(c)	32,640	3,505,862
WebMD Health Corp.(b)	51,820	1,831,319
Yandex NV, Class A(a)(b)(c)	74,650	2,311,911
Total		34,844,763
IT Services 5.3%
Accenture PLC, Class A(c)	54,260	2,907,793
Cognizant Technology Solutions Corp., Class A(b)	34,550	2,192,198
ServiceSource International, Inc.(a)(b)	71,432	1,290,776
Teradata Corp.(b)	103,870	5,438,633
Total		11,829,400
Semiconductors & Semiconductor Equipment 15.5%
Altera Corp.	92,020	3,348,608
Analog Devices, Inc.	36,250	1,196,975
ARM Holdings PLC, ADR(c)	56,710	1,564,062
ASML Holding NV, NY Registered Shares, ADR(c)	65,330	2,304,189
Atmel Corp.(b)	358,110	3,262,382
Avago Technologies Ltd.(a)(c)	184,900	6,122,039
Broadcom Corp., Class A(b)	82,390	2,937,203
Intel Corp.	62,300	1,254,099
Lam Research Corp.(b)	58,780	2,184,265
Linear Technology Corp.	68,680	1,966,308
Marvell Technology Group Ltd.(b)(c)	85,250	1,121,038
Maxim Integrated Products, Inc.	49,350	1,137,518
Microchip Technology, Inc.(a)	77,760	2,552,083
Novellus Systems, Inc.(b)	59,450	1,662,816
Omnivision Technologies, Inc.(b)	60,830	1,119,272
Veeco Instruments, Inc.(a)(b)	29,930	1,088,255
Total		34,821,112
SOFTWARE 24.9%
Application Software 8.3%
ANSYS, Inc.(b)	32,560	1,757,589
Citrix Systems, Inc.(b)	52,380	3,165,323
Informatica Corp.(b)	6,637	277,294
Intuit, Inc.(b)	26,630	1,313,658
Kenexa Corp.(b)	30,311	638,047
RealPage, Inc.(a)(b)	80,614	1,678,383
Salesforce.com, Inc.(b)	12,890	1,659,587
SuccessFactors, Inc.(a)(b)	50,891	1,188,814
Synopsys, Inc.(b)	43,100	1,115,428
TIBCO Software, Inc.(b)	136,412	3,052,901
TiVo, Inc.(a)(b)	256,840	2,722,504
Total		18,569,528
Home Entertainment Software 5.3%
Electronic Arts, Inc.(b)	520,860	11,761,019

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Technology Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY (cont.)
SOFTWARE (cont.)
Systems Software 11.3%
BMC Software, Inc.(b)	98,790	$4,011,862
Check Point Software Technologies Ltd.(a)(b)(c)	102,002	5,552,989
CommVault Systems, Inc.(b)	32,060	1,087,155
Fortinet, Inc.(b)	122,566	2,344,687
Oracle Corp.	124,810	3,503,417
Red Hat, Inc.(b)	102,690	4,060,362
VMware, Inc., Class A(b)	51,470	4,856,709
Total		25,417,181
TOTAL SOFTWARE		55,747,728
TOTAL INFORMATION TECHNOLOGY		179,801,190
Total Common Stocks (Cost: $210,409,333)		$220,152,562
Money Market Fund 5.3%
Columbia Short-Term Cash Fund, 0.139%(d)(e)	11,783,957	11,783,957
Total Money Market Fund (Cost: $11,783,957)		$11,783,957

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 7.0%
Repurchase Agreements 7.0%
Cantor Fitzgerald & Co. dated 08/31/11, matures 09/01/11, repurchase price $8,000,020(f)	0.090%	$8,000,000	$8,000,000
Nomura Securities dated 08/31/11, matures 09/01/11, repurchase price $4,000,009(f)	0.080%	4,000,000	4,000,000
UBS Securities LLC dated 08/31/11, matures 09/01/11, repurchase price $3,670,614(f)	0.080%	3,670,606	3,670,606
Total			15,670,606
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $15,670,606)			$15,670,606
Total Investments (Cost: $237,863,896)			$247,607,125
Other Assets & Liabilities, Net			(23,590,714)
Net Assets			$224,016,411

Notes to Portfolio of Investments

(a)  At August 31, 2011, security was partially or fully on loan.

(b)  Non-income producing.

(c)  Represents a foreign security. At August 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $49,798,794 or 22.23% of net assets.

(d)  The rate shown is the seven-day current annualized yield at August 31, 2011.

(e)  Investments in affiliates during the year ended August 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$147,734,203	$(135,950,246)	$—	$11,783,957	$5,262	$11,783,957

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Technology Fund

August 31, 2011

Notes to Portfolio of Investments (continued)

(f)  The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.090%)

Security Description	Value
Fannie Mae Interest Strip	$358,174
Fannie Mae Pool	3,049,454
Fannie Mae REMICS	292,215
Fannie Mae Whole Loan	24,579
Federal Farm Credit Bank	24,147
Federal Home Loan Banks	45,016
Federal Home Loan Mortgage Corp	24,163
Federal Home Loan Mortgage Corp Structured Pass Through Securities	19,483
Federal National Mortgage Association	48,301
Freddie Mac Non Gold Pool	2,767,534
Freddie Mac REMICS	865,431
Freddie Mac Strips	93,965
Ginnie Mae I Pool	30,418
Ginnie Mae II Pool	116,410
Government National Mortgage Association	59,119
United States Treasury Strip Coupon	341,591
Total Market Value of Collateral Securities	$8,160,000

Nomura Securities (0.080%)

Security Description	Value
Ginnie Mae I Pool	$2,600,473
Ginnie Mae II Pool	1,463,923
Government National Mortgage Association	15,604
Total Market Value of Collateral Securities	$4,080,000

UBS Securities LLC (0.080%)

Security Description	Value
Fannie Mae Pool	$2,654,478
Freddie Mac Gold Pool	1,054,220
Freddie Mac Non Gold Pool	35,320
Total Market Value of Collateral Securities	$3,744,018
Abbreviation Legend

ADR  American Depositary Receipt

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Technology Fund

August 31, 2011

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Technology Fund

August 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of August 31, 2011:

	Fair value at August 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets(b)	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$29,814,464	$—	$—	$29,814,464
Health Care	4,938,183	—	—	4,938,183
Industrials	5,598,725	—	—	5,598,725
Information Technology	179,801,190	—	—	179,801,190
Total Equity Securities	220,152,562	—	—	220,152,562
Other
Affiliated Money Market Fund(c)	11,783,957	—	—	11,783,957
Investments of Cash Collateral Received for Securities on Loan	—	15,670,606	—	15,670,606
Total Other	11,783,957	15,670,606	—	27,454,563
Total	$231,936,519	$15,670,606	$—	$247,607,125

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

(c)  Money market fund that is a sweep investment for cash balances in the Fund at August 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities – Columbia Technology Fund

August 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $210,409,333)	$220,152,562
Affiliated issuers (identified cost $11,783,957)	11,783,957
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $15,670,606)	15,670,606
Total investments (identified cost $237,863,896)	247,607,125
Receivable for:
Capital shares sold	114,298
Dividends	116,112
Interest	4,318
Trustees' deferred compensation plan	27,734
Total assets	247,869,587
Liabilities
Due upon return of securities on loan	15,670,606
Payable for:
Investments purchased	7,155,838
Capital shares purchased	732,158
Investment management fees	5,327
Distribution and service fees	1,155
Transfer agent fees	128,734
Chief compliance officer expenses	429
Other expenses	131,195
Trustees' deferred compensation plan	27,734
Total liabilities	23,853,176
Net assets applicable to outstanding capital stock	$224,016,411

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Assets and Liabilities (continued) – Columbia Technology Fund

August 31, 2011

Represented by
Paid-in capital	$252,849,759
Excess of distributions over net investment income	(27,609)
Accumulated net realized loss	(38,548,968)
Unrealized appreciation (depreciation) on:
Investments	9,743,229
Total — representing net assets applicable to outstanding capital stock	$224,016,411
*Value of securities on loan	$18,626,027
Net assets applicable to outstanding shares
Class A	$65,071,288
Class B	$5,573,436
Class C	$20,360,216
Class Z	$133,011,471
Shares outstanding
Class A	6,346,216
Class B	575,486
Class C	2,098,493
Class Z	12,700,205
Net asset value per share
Class A(a)	$10.25
Class B	$9.68
Class C	$9.70
Class Z	$10.47

(a)  The maximum offering price per share for Class A is $10.88. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Operations – Columbia Technology Fund

Year ended August 31, 2011

Net investment income
Income:
Dividends	$1,108,861
Interest	2,932
Dividends from affiliates	5,262
Income from securities lending — net	23,060
Foreign taxes withheld	(18,497)
Total income	1,121,618
Expenses:
Investment management fees	2,358,996
Distribution fees
Class B	53,083
Class C	182,808
Service fees
Class A	207,397
Class B	17,654
Class C	61,112
Transfer agent fees
Class A	178,195
Class B	15,421
Class C	54,436
Class Z	351,417
Compensation of board members	25,403
Pricing and bookkeeping fees	45,971
Custodian fees	13,095
Printing and postage fees	81,707
Registration fees	65,836
Professional fees	56,627
Line of credit interest expense	1,637
Chief compliance officer expenses	1,079
Other	52,962
Total expenses	3,824,836
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(66,993)
Total net expenses	3,757,843
Net investment loss	(2,636,225)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	81,083,146
Net realized gain	81,083,146
Net change in unrealized appreciation (depreciation) on:
Investments	(33,936,556)
Net change in unrealized depreciation	(33,936,556)
Net realized and unrealized gain	47,146,590
Net increase in net assets resulting from operations	$44,510,365

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Changes in Net Assets – Columbia Technology Fund

Year ended August 31,	2011	2010
Operations
Net investment loss	$(2,636,225)	$(2,863,950)
Net realized gain	81,083,146	47,020,506
Net change in unrealized depreciation	(33,936,556)	(2,502,005)
Net increase in net assets resulting from operations	44,510,365	41,654,551
Decrease in net assets from share transactions	(71,827,104)	(57,946,529)
Total decrease in net assets	(27,316,739)	(16,291,978)
Net assets at beginning of year	251,333,150	267,625,128
Net assets at end of year	$224,016,411	$251,333,150
Excess of distributions over net investment income	$(27,609)	$(57,396)

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Changes in Net Assets (continued) – Columbia Technology Fund

Year ended August 31,	2011		2010
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class A shares
Subscriptions	2,488,763	27,155,824	3,128,923	27,120,284
Redemptions	(4,366,585)	(48,324,759)	(5,637,671)	(48,352,597)
Net decrease	(1,877,822)	(21,168,935)	(2,508,748)	(21,232,313)
Class B shares
Subscriptions	17,617	183,506	61,443	509,325
Redemptions	(219,725)	(2,266,043)	(187,574)	(1,540,306)
Net decrease	(202,108)	(2,082,537)	(126,131)	(1,030,981)
Class C shares
Subscriptions	295,831	3,157,045	239,855	1,981,609
Redemptions	(706,416)	(7,348,664)	(1,086,153)	(8,871,786)
Net decrease	(410,585)	(4,191,619)	(846,298)	(6,890,177)
Class Z shares
Subscriptions	2,905,961	32,697,702	6,141,161	53,385,962
Redemptions	(7,236,980)	(77,081,715)	(9,294,164)	(82,179,020)
Net decrease	(4,331,019)	(44,384,013)	(3,153,003)	(28,793,058)
Total net decrease	(6,821,534)	(71,827,104)	(6,634,180)	(57,946,529)

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights – Columbia Technology Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Aug. 31,
	2011		2010		2009		2008		2007
Class A
Per share data
Net asset value, beginning of period	$8.75		$7.58		$9.72		$11.62		$9.33
Income from investment operations:
Net investment loss	(0.11)		(0.09)		(0.05)		(0.07)		(0.10)
Net realized and unrealized gain (loss) on investments	1.61		1.26		(2.09)		(1.22)		2.39
Total from investment operations	1.50		1.17		(2.14)		(1.29)		2.29
Less distributions to shareholders from:
Net realized gains	—		—		—		(0.61)		—
Total distributions to shareholders	—		—		—		(0.61)		—
Net asset value, end of period	$10.25		$8.75		$7.58		$9.72		$11.62
Total return	17.14%		15.44%		(22.02%)		(12.13%)		24.54%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.46	%(b)	1.47	%(b)	1.53%		1.36%		1.46	%(b)
Net expenses after fees waived or expenses reimbursed (including interest expense)	1.43	%(b)(c)	1.45	%(b)(c)(d)	1.46	%(c)(d)	1.36	%(d)	1.46	%(b)(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.46%		1.47%		1.53%		1.36%		1.46%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)	1.43	%(c)	1.45	%(c)(d)	1.46	%(c)(d)	1.36	%(d)	1.46	%(d)
Net investment loss	(1.01%)		(1.10	%)(d)	(0.80	%)(d)	(0.69	%)(d)	(0.96	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$65,071		$71,989		$81,321		$137,181		$109,541
Portfolio turnover	263%		189%		284%		263%		210%
Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Includes interest expense which rounds to less than 0.01%.

(c)  The Investment Manager and its affiliates agreed to waive certain fees and expenses.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Highlights.

16

Financial Highlights (continued) – Columbia Technology Fund

	Year ended Aug. 31,
	2011		2010		2009		2008		2007
Class B
Per share data
Net asset value, beginning of period	$8.33		$7.26		$9.39		$11.25		$9.10
Income from investment operations:
Net investment loss	(0.19)		(0.15)		(0.10)		(0.15)		(0.17)
Net realized and unrealized gain (loss) on investments	1.54		1.22		(2.03)		(1.19)		2.32
Total from investment operations	1.35		1.07		(2.13)		(1.34)		2.15
Less distributions to shareholders from:
Net realized gains	—		—		—		(0.52)		—
Total distributions to shareholders	—		—		—		(0.52)		—
Net asset value, end of period	$9.68		$8.33		$7.26		$9.39		$11.25
Total return	16.21%		14.74%		(22.68%)		(12.80%)		23.63%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.21	%(b)	2.22	%(b)	2.28%		2.11%		2.21	%(b)
Net expenses after fees waived or expenses reimbursed (including interest expense)	2.19	%(b)(c)	2.20	%(b)(c)(d)	2.21	%(c)(d)	2.11	%(d)	2.21	%(b)(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.21%		2.22%		2.28%		2.11%		2.21%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)	2.19	%(c)	2.20	%(c)(d)	2.21	%(c)(d)	2.11	%(d)	2.21	%(d)
Net investment loss	(1.77%)		(1.85	%)(d)	(1.55	%)(d)	(1.43	%)(d)	(1.70	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$5,573		$6,478		$6,562		$10,812		$10,580
Portfolio turnover	263%		189%		284%		263%		210%
Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Includes interest expense which rounds to less than 0.01%.

(c)  The Investment Manager and its affiliates agreed to waive certain fees and expenses.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Highlights.

17

Financial Highlights (continued) – Columbia Technology Fund

	Year ended Aug. 31,
	2011		2010		2009		2008		2007
Class C
Per share data
Net asset value, beginning of period	$8.35		$7.27		$9.41		$11.27		$9.12
Income from investment operations:
Net investment loss	(0.19)		(0.15)		(0.10)		(0.15)		(0.17)
Net realized and unrealized gain (loss) on investments	1.54		1.23		(2.04)		(1.19)		2.32
Total from investment operations	1.35		1.08		(2.14)		(1.34)		2.15
Less distributions to shareholders from:
Net realized gains	—		—		—		(0.52)		—
Total distributions to shareholders	—		—		—		(0.52)		—
Net asset value, end of period	$9.70		$8.35		$7.27		$9.41		$11.27
Total return	16.17%		14.86%		(22.74%)		(12.78%)		23.57%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.22	%(b)	2.22	%(b)	2.28%		2.11%		2.21	%(b)
Net expenses after fees waived or expenses reimbursed (including interest expense)	2.20	%(b)(c)	2.20	%(b)(c)(d)	2.21	%(c)(d)	2.11	%(d)	2.21	%(b)(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.22%		2.22%		2.28%		2.11%		2.21%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)	2.20	%(c)	2.20	%(c)(d)	2.21	%(c)(d)	2.11	%(d)	2.21	%(d)
Net investment loss	(1.79%)		(1.85	%)(d)	(1.55	%)(d)	(1.45	%)(d)	(1.70	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$20,360		$20,941		$24,410		$44,466		$36,325
Portfolio turnover	263%		189%		284%		263%		210%
Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Includes interest expense which rounds to less than 0.01%.

(c)  The Investment Manager and its affiliates agreed to waive certain fees and expenses.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Highlights.

18

Financial Highlights (continued) – Columbia Technology Fund

	Year ended Aug. 31,
	2011		2010		2009		2008		2007
Class Z
Per share data
Net asset value, beginning of period	$8.92		$7.70		$9.86		$11.78		$9.43
Income from investment operations:
Net investment loss	(0.09)		(0.07)		(0.04)		(0.05)		(0.08)
Net realized and unrealized gain (loss) on investments	1.64		1.29		(2.12)		(1.23)		2.43
Total from investment operations	1.55		1.22		(2.16)		(1.28)		2.35
Less distributions to shareholders from:
Net realized gains	—		—		—		(0.64)		—
Total distributions to shareholders	—		—		—		(0.64)		—
Net asset value, end of period	$10.47		$8.92		$7.70		$9.86		$11.78
Total return	17.38%		15.84%		(21.91%)		(11.93%)		24.92%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.22	%(b)	1.22	%(b)	1.28%		1.11%		1.21	%(b)
Net expenses after fees waived or expenses reimbursed (including interest expense)	1.20	%(b)(c)	1.20	%(b)(c)(d)	1.21	%(c)(d)	1.11	%(d)	1.21	%(b)(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.22%		1.22%		1.28%		1.11%		1.21%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)	1.20	%(c)	1.20	%(c)(d)	1.20	%(c)(d)	1.11	%(d)	1.21	%(d)
Net investment loss	(0.79%)		(0.85	%)(d)	(0.54	%)(d)	(0.45	%)(d)	(0.70	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$133,011		$151,924		$155,332		$208,883		$137,420
Portfolio turnover	263%		189%		284%		263%		210%
Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Includes interest expense which rounds to less than 0.01%.

(c)  The Investment Manager and its affiliates agreed to waive certain fees and expenses.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Highlights.

19

Notes to Financial Statements – Columbia Technology Fund
August 31, 2011

Note 1. Organization

Columbia Technology Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investment in other open-end investment companies, including money market funds, are valued at net asset value.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that

20

Columbia Technology Fund, August 31, 2011

reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Interest income is recorded on the accrual basis.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as

21

Columbia Technology Fund, August 31, 2011

applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.77% as the Fund's net assets increase. The effective management fee rate for the year ended August 31, 2011 was 0.87% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Investment Manager does not receive a fee for its services under the Administration Services Agreement.

Pricing and Bookkeeping Fees

Prior to March 28, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective March 28, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Trustees are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial

22

Columbia Technology Fund, August 31, 2011

intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out of pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

For the year ended August 31, 2011, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.22
Class C	0.22
Class Z	0.22

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2011, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $109,955 for Class A, $16,836 for Class B and $773 for Class C for the year ended August 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.45%
Class B	2.20
Class C	2.20
Class Z	1.20

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse

23

Columbia Technology Fund, August 31, 2011

floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 1.20% of the Fund's average daily net assets.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for net operating losses were identified and permanent differences reclassed among the components of the Fund's net assets in the Statement of Assets and Liabilities as follows:

Excess of distributions over net investment income	$2,666,012
Accumulated net realized loss	78,058
Paid-in capital	(2,744,070)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

At August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Unrealized appreciation	6,748,754

At August 31, 2011, the cost of investments for federal income tax purposes was $240,858,371 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$18,873,352
Unrealized depreciation	$(12,124,598)
Net unrealized app/depreciation	$6,748,754

The following capital loss carryforward, determined at August 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$6,176,370
2016	29,378,123
Total	$35,554,493

For the year ended August 31, 2011, $83,517,736 of capital loss carryforward was utilized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

24

Columbia Technology Fund, August 31, 2011

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $695,879,434 and $755,480,808, respectively, for the year ended August 31, 2011.

Note 6. Lending of Portfolio Securities

Effective March 28, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At August 31, 2011, securities valued at $18,626,027 were on loan, secured by U.S. government securities valued at $3,419,847 and by cash collateral of $15,670,606 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to March 28, 2011, the Fund particpated in a securities lending arrangement with State Street. Each security on loan was collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities was determined at the close of business and any additional required collateral was delivered to the Fund on the next business day. The collateral received was invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to March 28, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period September 1, 2010 through March 28, 2011, there were no credits.

Note 8. Affiliated Money Market Fund

Effective March 28, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At August 31, 2011 two shareholder accounts owned 32.2% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative

25

Columbia Technology Fund, August 31, 2011

Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on March 28, 2011, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500,000,000.

Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $280,000,000 committed, unsecured revolving credit facility provided by State Street. Effective October 14, 2010, interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended August 31, 2011, the average daily loan balance outstanding on days when borrowing existed was $3,980,000 at a weighted average interest rate of 1.48%.

Note 11. Significant Risks

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that that invests in a wider range of industries.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening

26

Columbia Technology Fund, August 31, 2011

appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Technology Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2011

28

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (Born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 43; None

William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

29

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington, from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

30

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Michael A. Jones (born 1959)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

31

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

32

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

33

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Technology Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

37

Columbia Technology Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1648 C (10/11)

Columbia Greater China Fund

Annual Report for the Period Ended August 31, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Greater China Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/11

+2.03% Class A shares (without sales charge)

–0.32% MSCI China Index (Net)

–6.15% Hang Seng Stock Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

® 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Summary

■	For the 12-month period that ended August 31, 2011, the fund’s Class A shares returned 2.03% without sales charge.

■	The fund outperformed its benchmarks, the MSCI China Index (Net)[1] and the Hang Seng Stock Index.[2] However, it underperformed its peer group, the Lipper China Region Funds Classification.[3]

■

An overweight in consumer staples and an underweight in industrials, as well as stock selection in the consumer discretionary, technology, utilities and industrials sectors aided performance relative to its MSCI benchmark. An underweight in telecommunications detracted from relative returns.

Portfolio Management

Jasmine (Weili) Huang has managed the fund since May 2005 and has been associated with the advisor since May 2010. Prior to joining the advisor, Ms. Huang was associated with the fund’s previous advisor or its predecessors since 2003.

[1]

The Morgan Stanley Capital International (MSCI) China Index (Net) is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.

[2]	The Hang Seng Stock Index is an index that tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.

[3]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Performance Information – Columbia Greater China Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 09/01/01 – 08/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares class of Columbia Greater China Fund during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 09/01/01 – 08/31/11 ($)

Sales charge:	without	with
Class A	38,122	35,929
Class B	35,385	35,385
Class C	35,349	35,349
Class I	n/a	n/a
Class Z	40,113	n/a

Average annual total return as of 08/31/11 (%)

Share class	A		B		C		I	Z
Inception	05/16/97		05/16/97		05/16/97		08/02/11	05/16/97
Sales charge	without	with	without	with	without	with	without	without
1-year	2.03	–3.83	1.27	–3.67	1.28	0.29	n/a	2.31
5-year	11.18	9.87	10.35	10.08	10.35	10.35	n/a	11.46
10-year/Life	14.32	13.64	13.47	13.47	13.46	13.46	–7.78	14.90

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I shares and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class I shares and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class I shares were initially offered on August 2, 2011.

2

Understanding Your Expenses – Columbia Greater China Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment management fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the fund will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the fund’s annualized expense ratios used to calculate the expense information below.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/11 – 08/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	909.10		1,017.19	7.65		8.08	1.59
Class B	1,000.00	1,000.00	905.60		1,013.41	11.24		11.88	2.34
Class C	1,000.00	1,000.00	905.60		1,013.41	11.24		11.88	2.34
Class I	1,000.00	1,000.00	910.60	*	1,017.34	1.14	*	7.93	1.56
Class Z	1,000.00	1,000.00	910.40		1,018.60	6.31		6.67	1.31

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class I shares, account value at the end of the period for Class I shares would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*	For the period August 2, 2011 through August 31, 2011. Class I shares commenced operations on August 2, 2011.

3

Portfolio Manager’s Report – Columbia Greater China Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/11 ($)
Class A	51.02
Class B	48.83
Class C	49.52
Class I	53.36
Class Z	53.35

Distributions declared per share

09/01/10 – 08/31/11 ($)
Class A	1.53
Class B	1.36
Class C	1.36
Class Z	1.65

Top 10 holdings

as of 08/31/11 (%)
CNOOC	8.8
Industrial & Commercial Bank of China	6.7
China Construction Bank	6.0
PetroChina	4.6
Tencent Holdings	4.1
China Shenhua Energy	3.9
China Mobile	3.4
China Merchants Bank	3.3
China Vanke	3.2
ENN Energy Holdings	3.2

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended August 31, 2011, Columbia Greater China Fund Class A shares returned 2.03% without sales charge. The fund outperformed its benchmarks, the MSCI China Index (Net) and the Hang Seng Stock Index, which lost 0.32% and 6.15%, respectively, for the same period. The fund’s peer group, the Lipper China Region Funds Classification, returned 3.45%. An overweight in consumer staples and an underweight in industrials, an area that was hit hard by the Chinese government’s tighter monetary policy, aided performance relative to the MSCI benchmark. Stock selection in consumer discretionary, technology, utilities and industrials also aided results. An underweight in telecommunications detracted from returns relative to the MSCI benchmark.

China took action against inflation

After successfully boosting economic growth in 2009 and 2010, the Chinese government took steps to unwind its stimulus programs by instituting a tighter monetary policy late in 2010. The goal was to cool down an overheating economy and to reduce inflation, which was increasing by more than 6% annually. Between September 2010 and August 2011, the Chinese government raised interest rates five times and raised the reserve requirement ratio for banks nine times. (Reserve requirements establish the amount of funds banks must hold in reserve against deposits.) In 2010 China’s annual GDP growth was above 10%. That moderated to 9.8% in the fourth quarter of 2010, 9.6% in first quarter of 2011 and 9.5% in the second quarter of 2011.

In this environment, the equity market fluctuated substantially. During the first half of the reporting period, Chinese stocks were range-bound, and many investors took a “wait and see” attitude regarding the new government policies. In the second half of the reporting period, stocks rallied and then declined substantially, as global concerns — such as the slowdown in U.S. economic growth and Europe’s debt problems — added to unease about China’s more restrictive monetary policy and the potential for an economic hard landing.

China’s new economic focus helped drive investment decisions

In 2011 China’s government officially instituted a new five-year economic plan, its 12th five year plan, with the goal of building a services and consumer-oriented economy. In managing the fund, we focused on companies that we believe should benefit from this new government strategy. For example, in the information technology sector, which is still in its growth stage in China, Baidu (2.9% of net assets), a search engine company, was a particularly noteworthy performer. The search business in China is just getting off the ground, and Baidu, with solid earnings growth, has virtually no competition after Google’s exit from China. While we trimmed the holding to take profits, the stock remains a relatively large position in the portfolio. SINA (1.6% of net assets), a social networking company with robust subscriber growth, also figured heavily in the fund’s positive return. We reduced investment in the company when it got ahead of our target valuation but added to the position when the stock corrected.

There were some disappointments in the fund’s technology holdings. O-Net Communications (0.6% of net assets), a manufacturer of fiber optic networking components, suffered from weak product demand. We trimmed the position but still kept the stock in the portfolio, as we believe it will benefit from a long-term trend of network upgrades. Shares of two technology holdings, VanceInfo Technologies and iSoftStone, information services providers for both Chinese and global corporations, were adversely affected by an SEC investigation into the activities of

4

Portfolio Manager’s Report (continued) – Columbia Greater China Fund another company in the industry — a company that the fund did not own. We sold both stocks. In the long term, we believe these companies should do well in the global market, but we are waiting for the uncertainties to subside before we reinstate them in the portfolio.

Among consumer discretionary companies Great Wall Motor (1.3% of net assets), an auto manufacturer, benefited from vigorous sales of SUVs and pick-up trucks. In the utilities sector, ENN Energy (3.2% of net assets), a natural gas distributor was aided by one of the long-term trends in China, an emphasis on the use of clean energy.

During periods of market volatility, telecommunications stocks historically have provided more stable returns. We started the period underweight in the sector because we believed that wireless penetration had plateaued and had less growth potential, and the underweight detracted from performance because the sector did well. Now, with smart phone and 3G technology, we think the environment for telecommunications is getting better and we bought China Unicom (0.6% of net assets).

Positioning the portfolio for the next five years and beyond

As mentioned above, China has a new five-year plan, one that targets 7% annual growth over five years and focuses on building a services sector, raising domestic consumption and shifting from low-end manufacturing to high-end manufacturing. We have begun taking advantage of what we believe are attractive investment opportunities under this plan. We overweighted the portfolio in the consumer discretionary sector because the Chinese government plans to increase wages by about 15% a year for the next five years, a move that could double wages in five years. We also raised the fund’s consumer staples position from underweight to overweight. We have a positive outlook on information technology and are likely to maintain the overweight in the sector. We feel that technology companies should benefit from the improved efficiency and increased productivity that will have to take place to offset higher labor costs. While we have underweighted industrials and materials because of the government’s tight monetary policy, we may increase investment in these sectors once the government shifts its current stance. In our view, the telecommunications environment has become more attractive with the growth of smart phones and 3G technologies; and we are likely to add investments in the sector. China still faces some hurdles, such as bringing down inflation in the shorter term. However, we are long-term investors. As we look ahead, we believe China is making changes that will provide attractive long-term investment opportunities.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Country Breakdown(1)

as of 08/31/11 (%)
China	95.6
Hong Kong	3.2
United States	1.2

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

5

Portfolio of Investments – Columbia Greater China Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 99.0%
Consumer Discretionary 16.0%
Automobiles 1.3%
Great Wall Motor Co., Ltd., Class H(a)(b)	1,919,500	$2,770,329
Distributors 1.0%
Li & Fung Ltd.(b)	1,215,200	2,192,069
Diversified Consumer Services 1.5%
New Oriental Education & Technology Group, ADR(b)(c)	102,456	3,124,908
Hotels, Restaurants & Leisure 2.6%
7 Days Group Holdings Ltd., ADR(b)(c)	139,296	2,615,979
Ctrip.com International Ltd., ADR(b)(c)	69,088	2,882,351

Total		5,498,330
Multiline Retail 3.1%
Golden Eagle Retail Group Ltd.(a)(b)	1,710,000	4,304,653
Intime Department Store Group Co., Ltd.(b)	1,452,500	2,295,289

Total		6,599,942
Specialty Retail 4.0%
Belle International Holdings Ltd.(b)	2,991,000	6,150,028
GOME Electrical Appliances Holding Ltd.(b)	3,535,000	1,519,649
SA SA International Holdings Ltd.(b)	1,230,000	983,105

Total		8,652,782
Textiles, Apparel & Luxury Goods 2.5%
China Lilang Ltd.(b)	1,325,444	1,805,171
Trinity Ltd.(b)	3,440,598	3,590,579

Total		5,395,750
Total Consumer Discretionary		34,234,110
Consumer Staples 7.8%
Food & Staples Retailing 1.3%
Sun Art Retail Group Ltd.(b)(c)	2,257,500	2,847,300
Food Products 5.4%
Shenguan Holdings Group Ltd.(b)	5,468,000	3,150,609
Tingyi Cayman Islands Holding Corp.(b)	1,478,000	4,168,431
Want Want China Holdings Ltd.(b)	4,995,000	4,145,624

Total		11,464,664
Personal Products 1.1%
Hengan International Group Co., Ltd.(b)	268,500	2,297,689
Total Consumer Staples		16,609,653
Energy 20.3%
Oil, Gas & Consumable Fuels 20.3%
China Coal Energy Co., Ltd., Class H(b)	2,421,000	3,259,356
China Shenhua Energy Co., Ltd., Class H(b)	1,780,000	8,286,608
CNOOC Ltd.(b)	9,300,500	18,859,361
PetroChina Co., Ltd., Class H(b)	7,646,000	9,760,753
Yanzhou Coal Mining Co., Ltd., Class H(b)	1,116,000	3,251,368

Total		43,417,446
Total Energy		43,417,446
Financials 29.3%
Commercial Banks 17.7%
Bank of China Ltd., Class H(b)	9,046,000	3,751,952
China Construction Bank Corp., Class H(b)	17,277,340	12,858,254
China Merchants Bank Co., Ltd., Class H(b)	3,284,590	7,032,643
Industrial & Commercial Bank of China, Class H(b)	21,704,000	14,319,974

Total		37,962,823

Issuer	Shares	Value
Common Stocks (continued)
Financials (cont.)
Insurance 5.4%
China Life Insurance Co., Ltd., Class H(b)	2,431,000	$6,162,422
Ping An Insurance Group Co., Class H(a)(b)	678,000	5,437,524

Total		11,599,946
Real Estate Management & Development 6.2%
China Overseas Land & Investment Ltd.(b)	1,430,320	3,048,745
China Vanke Co., Ltd., Class B(b)	5,362,910	6,899,356
Guangzhou R&F Properties Co., Ltd., Class H(a)(b)	1,785,240	2,160,666
KWG Property Holding Ltd.(b)	1,771,270	1,048,323

Total		13,157,090
Total Financials		62,719,859
Health Care 1.1%
Health Care Equipment & Supplies 0.7%
Shandong Weigao Group Medical Polymer Co., Ltd., Class H(b)	1,228,000	1,548,094
Pharmaceuticals 0.4%
China Medical System Holdings Ltd.(b)	879,200	822,088
Total Health Care		2,370,182
Industrials 2.8%
Construction & Engineering 0.7%
China Communications Construction Co., Ltd., Class H(b)	2,179,000	1,584,569
Machinery 1.2%
Sany Heavy Equipment International Holdings Co., Ltd.(a)(b)	2,535,930	2,526,319
Transportation Infrastructure 0.9%
China Merchants Holdings International Co., Ltd.(b)	668,000	2,002,793
Total Industrials		6,113,681
Information Technology 13.7%
Communications Equipment 0.6%
O-Net Communications Group Ltd.(a)(b)(c)	5,046,000	1,262,140
Computers & Peripherals 0.9%
Lenovo Group Ltd.(b)	2,824,000	1,897,650
Electronic Equipment, Instruments & Components 0.9%
China High Precision Automation Group Ltd.(b)	3,447,000	1,845,314
Internet Software & Services 8.6%
Baidu, Inc., ADR(b)(c)	43,010	6,269,998
SINA Corp.(b)(c)	32,072	3,444,854
Tencent Holdings Ltd.(b)	369,400	8,813,644

Total		18,528,496
Semiconductors & Semiconductor Equipment 1.0%
Spreadtrum Communications, Inc., ADR(a)(b)	126,281	2,231,385
Software 1.7%
AutoNavi Holdings Ltd., ADR(a)(b)(c)	87,519	1,328,538
Kingdee International Software Group Co., Ltd.(b)	5,665,600	2,299,602

Total		3,628,140
Total Information Technology		29,393,125
Materials 0.8%
Chemicals 0.2%
Dongyue Group(a)(b)	591,000	471,870

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Greater China Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
Materials (cont.)
Construction Materials 0.6%
Anhui Conch Cement Co., Ltd., Class H(b)	305,000	$1,281,353
Total Materials		1,753,223
Telecommunication Services 4.0%
Diversified Telecommunication Services 0.6%
China Unicom Hong Kong Ltd.(b)	624,000	1,307,699
Wireless Telecommunication Services 3.4%
China Mobile Ltd.(b)	701,000	7,161,151
Total Telecommunication Services		8,468,850
Utilities 3.2%
Gas Utilities 3.2%
ENN Energy Holdings Ltd.(b)	1,996,000	6,859,428
Total Utilities		6,859,428
Total Common Stocks (Cost: $134,090,109)		$211,939,557

Money Market Fund 1.2%
Columbia Short-Term Cash Fund, 0.139%(d)(e)	2,559,069	2,559,069
Total Money Market Fund
(Cost: $2,559,069)		$2,559,069

Issuer	Effective Yield	Par/ Principal	Value
Investments of Cash Collateral Received for Securities on Loan 6.1%
Repurchase Agreements 6.1%
UBS Securities LLC dated 08-31-11, matures 09-01-11 repurchase price $13,023,618(f)
	0.080%	$13,023,589	$13,023,589

Total			13,023,589
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $13,023,589)			$13,023,589
Total Investments
(Cost: $149,672,767)			$227,522,215
Other Assets & Liabilities, Net			(13,560,343)
Net Assets			$213,961,872

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Notes to Portfolio of Investments

(a)	At August 31, 2011, security was partially or fully on loan.

(b)	Represents a foreign security. At August 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $211,939,557 or 99.05% of net assets.

(c)	Non-income producing.

(d)	The rate shown is the seven-day current annualized yield at August 31, 2011.

(e)	Investments in affiliates during the year ended August 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/ Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$12,030,629	$(9,471,560)	$—	$2,559,069	$312	$2,559,069

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

UBS Securities LLC (0.080%)

Security Description	Value
Fannie Mae Pool	$9,418,287
Freddie Mac Gold Pool	3,740,454
Freddie Mac Non Gold Pool	125,319
Total Market Value of Collateral Securities	$13,284,060

Columbia Greater China Fund

August 31, 2011

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Greater China Fund

August 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of August 31, 2011:

	Fair value at August 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable Inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$8,623,238	$25,610,872	$—	$34,234,110
Consumer Staples	—	16,609,653	—	16,609,653
Energy	—	43,417,446	—	43,417,446
Financials	—	62,719,859	—	62,719,859
Health Care	—	2,370,182	—	2,370,182
Industrials	—	6,113,681	—	6,113,681
Information Technology	13,274,775	16,118,350	—	29,393,125
Materials	—	1,753,223	—	1,753,223
Telecommunication Services	—	8,468,850	—	8,468,850
Utilities	—	6,859,428	—	6,859,428
Total Equity Securities	21,898,013	190,041,544	—	211,939,557
Other
Affiliated Money Market Fund(c)	2,559,069	—	—	2,559,069
Investments of Cash Collateral Received for Securities on Loan	—	13,023,589	—	13,023,589
Total Other	2,559,069	13,023,589	—	15,582,658
Total	$24,457,082	$203,065,133	$—	$227,522,215

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at August 31, 2011.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Total
Balance as of August 31, 2010	$4,918,710	$4,918,710
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Sales	—	—
Purchases	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	(4,918,710)	(4,918,710)
Balance as of August 31, 2011	$—	$—

Financial Assets were transferred from Level 3 to Level 2 due to management’s determination that reliable and observable market data was now available to, and utilized by, pricing services for the valuation of this security.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Statement of Assets and Liabilities – Columbia Greater China Fund

August 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $134,090,109)	$211,939,557
Affiliated issuers (identified cost $2,559,069)	2,559,069
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $13,023,589)	13,023,589
Total investments (identified cost $149,672,767)	227,522,215
Foreign currency (identified cost $1)	1
Receivable for:
Capital shares sold	109,844
Investments sold	5,744,566
Dividends	44,219
Trustees’ deferred compensation plan	30,436
Total assets	233,451,281

Liabilities
Due upon return of securities on loan	13,023,589
Payable for:
Investments purchased	5,953,769
Capital shares purchased	319,806
Investment management fees	5,016
Distribution and service fees	1,863
Transfer agent fees	40,622
Administration fees	461
Chief compliance officer expenses	416
Other expenses	113,431
Trustees’ deferred compensation plan	30,436
Total liabilities	19,489,409
Net assets applicable to outstanding capital stock	$213,961,872

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities (continued) – Columbia Greater China Fund

August 31, 2011

Represented by
Paid-in capital	$122,315,043
Undistributed net investment income	538,618
Accumulated net realized gain	13,258,701
Unrealized appreciation (depreciation) on:
Investments	77,849,448
Foreign currency translations	62
Total — representing net assets applicable to outstanding capital stock	$213,961,872
* Value of securities on loan	$12,338,473
Net assets applicable to outstanding shares
Class A	$101,343,565
Class B	$13,364,423
Class C	$30,461,030
Class I	$18,531,521
Class Z	$50,261,333
Shares outstanding
Class A	1,986,363
Class B	273,704
Class C	615,144
Class I	347,280
Class Z	942,094
Net asset value per share
Class A(a)	$51.02
Class B	$48.83
Class C	$49.52
Class I	$53.36
Class Z	$53.35

(a)	The maximum offering price per share for Class A is $54.13. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Operations – Columbia Greater China Fund

Year Ended August 31, 2011

Net investment income
Income:
Dividends	$5,304,182
Interest	3,250
Dividends from affiliates	312
Income from securities lending – net	41
Foreign taxes withheld	(421,812)
Total income	4,885,973
Expenses:
Investment management fees	2,368,709
Distribution fees
Class B	129,073
Class C	289,015
Service fees
Class A	319,466
Class B	43,024
Class C	96,338
Transfer agent fees
Class A	206,431
Class B	27,777
Class C	62,268
Class Z	103,757
Administration fees	32,162
Compensation of board members	25,584
Pricing and bookkeeping fees	78,553
Custodian fees	224,318
Printing and postage fees	77,432
Registration fees	65,829
Professional fees	59,285
Line of credit interest expense	1,042
Chief compliance officer expenses	1,042
Other	13,592
Total expenses	4,224,697
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,426)
Earnings credits on cash balances	— (a)
Total net expenses	4,223,271
Net investment income	662,702

Realized and unrealized gain (loss) – net
Net realized gain (loss) on:
Investments	18,810,035
Foreign currency transactions	18,349
Net realized gain	18,828,384
Net change in unrealized appreciation (depreciation) on:
Investments	(16,781,326)
Foreign currency translations	120
Net change in unrealized depreciation	(16,781,206)
Net realized and unrealized gain	2,047,178
Net increase in net assets resulting from operations	$2,709,880

(a)	Rounds to less than $1.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Changes in Net Assets – Columbia Greater China Fund

Year Ended August 31,	2011	2010

Operations
Net investment income	$662,702	$488,391
Net realized gain	18,828,384	17,978,077
Net change in unrealized appreciation (depreciation)	(16,781,206)	15,712,707
Net increase in net assets resulting from operations	2,709,880	34,179,175
Distributions to shareholders from:
Net investment income
Class A	(381,019)	(609,676)
Class Z	(279,079)	(320,778)
Net realized gains
Class A	(3,144,373)	—
Class B	(437,718)	—
Class C	(969,900)	—
Class Z	(1,308,109)	—
Total distributions to shareholders	(6,520,198)	(930,454)
Decrease in net assets from share transactions	(7,207,843)	(32,242,287)
Proceeds from regulatory settlement (Note 6)	—	148,533
Redemption fees	—	36,720
Total increase (decrease) in net assets	(11,018,161)	1,191,687
Net assets at beginning of year	224,980,033	223,788,346
Net assets at end of year	$213,961,872	$224,980,033
Undistributed net investment income	$538,618	$607,328

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Changes in Net Assets (continued) – Columbia Greater China Fund

Year Ended August 31,	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	460,529	26,671,655	533,966	26,896,211
Distributions reinvested	49,959	2,829,702	10,370	519,513
Redemptions	(800,298)	(45,834,504)	(1,029,040)	(50,967,024)
Net decrease	(289,810)	(16,333,147)	(484,704)	(23,551,300)
Class B shares
Subscriptions	6,844	384,315	17,982	856,074
Distributions reinvested	5,201	283,388	—	—
Redemptions	(76,644)	(4,196,133)	(96,183)	(4,609,765)
Net decrease	(64,599)	(3,528,430)	(78,201)	(3,753,691)
Class C shares
Subscriptions	73,091	4,178,957	133,863	6,585,620
Distributions reinvested	11,900	657,586	—	—
Redemptions	(195,879)	(10,887,194)	(247,265)	(11,964,448)
Net decrease	(110,888)	(6,050,651)	(113,402)	(5,378,828)
Class I shares
Subscriptions	347,280	17,542,321	—	—
Net increase	347,280	17,542,321	—	—
Class Z shares
Subscriptions	894,411	55,884,465	335,054	17,582,788
Distributions reinvested	15,179	897,229	3,627	189,365
Redemptions	(994,077)	(55,619,630)	(335,284)	(17,330,621)
Net increase (decrease)	(84,487)	1,162,064	3,397	441,532
Total net decrease	(202,504)	(7,207,843)	(672,910)	(32,242,287)

(a)	Class I shares are for the period from August 2, 2011 (commencement of operations) to August 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Financial Highlights – Columbia Greater China Fund

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended August 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$51.35	$44.30	$46.54	$58.78	$31.90
Income from investment operations:
Net investment income	0.15	0.17	0.34	0.22	0.26
Net realized and unrealized gain (loss)	1.05	7.06	(2.08)	(12.02)	26.86
Total from investment operations	1.20	7.23	(1.74)	(11.80)	27.12
Less distributions to shareholders from:
Net investment income	(0.17)	(0.22)	—	(0.46)	(0.24)
Net realized gains	(1.36)	—	(0.54)	(0.03)	—
Total distributions to shareholders	(1.53)	(0.22)	(0.54)	(0.49)	(0.24)
Proceeds from regulatory settlement	—	0.03	0.02	—	—
Redemption Fees:
Redemption fees added to paid-in-capital	—	0.01	0.02	0.05	— (a)
Net asset value, end of period	$51.02	$51.35	$44.30	$46.54	$58.78
Total return	2.03%	16.42%	(3.30% )	(20.24% )	85.39%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)(c)	1.58%	1.62%	1.69%	1.55%	1.59%
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)(d)	1.58%	1.62%	1.69%	1.55%	1.59%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.58%	1.62%	1.69%	1.55%	1.59%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.58%	1.62%	1.69%	1.55%	1.59%
Net investment income(d)	0.26%	0.33%	0.96%	0.37%	0.61%
Supplemental data
Net assets, end of period (in thousands)	$101,344	$116,870	$122,314	$154,413	$179,902
Portfolio turnover	36%	23%	39%	16%	36%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights (continued) – Columbia Greater China Fund

	Year ended August 31,
	2011	2010		2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$49.42	$42.77		$45.29	$57.29	$31.14
Income from investment operations:
Net investment income (loss)	(0.28)	(0.20)		0.07	(0.23)	(0.06)
Net realized and unrealized gain (loss)	1.05	6.81		(2.09)	(11.73)	26.22
Total from investment operations	0.77	6.61		(2.02)	(11.96)	26.16
Less distributions to shareholders from:
Net investment income	—	—		—	(0.06)	(0.01)
Net realized gains	(1.36)	—		(0.54)	(0.03)	—
Total distributions to shareholders	(1.36)	—		(0.54)	(0.09)	(0.01)
Proceeds from regulatory settlement	—	0.03		0.02	—	—
Redemption Fees:
Redemption fees added to paid-in-capital	—	0.01		0.02	0.05	— (a)
Net asset value, end of period	$48.83	$49.42		$42.77	$45.29	$57.29
Total return	1.27%	15.55%		(4.02% )	(20.83% )	84.01%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)(c)	2.33%	2.37%		2.44%	2.30%	2.34%
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)(d)	2.33%	2.37%		2.44%	2.30%	2.34%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.33%	2.37%		2.44%	2.30%	2.34%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	2.33%	2.37%		2.44%	2.30%	2.34%
Net investment income (loss)(d)	(0.50% )	(0.42%	)	0.21%	(0.40% )	(0.14% )
Supplemental data
Net assets, end of period (in thousands)	$13,364	$16,718		$17,813	$21,880	$33,502
Portfolio turnover	36%	23%		39%	16%	36%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights (continued) – Columbia Greater China Fund

	Year ended August 31,
	2011	2010		2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$50.10	$43.36		$45.89	$58.05	$31.56
Income from investment operations:
Net investment income (loss)	(0.28)	(0.21)		0.09	(0.22)	(0.07)
Net realized and unrealized gain (loss)	1.06	6.91		(2.12)	(11.90)	26.57
Total from investment operations	0.78	6.70		(2.03)	(12.12)	26.50
Less distributions to shareholders from:
Net investment income	—	—		—	(0.06)	(0.01)
Net realized gains	(1.36)	—		(0.54)	(0.03)	—
Total distributions to shareholders	(1.36)	—		(0.54)	(0.09)	(0.01)
Proceeds from regulatory settlement	—	0.03		0.02	—	—
Redemption Fees:
Redemption fees added to paid-in-capital	—	0.01		0.02	0.05	— (a)
Net asset value, end of period	$49.52	$50.10		$43.36	$45.89	$58.05
Total return	1.28%	15.54%		(3.99% )	(20.84% )	83.97%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)(c)	2.33%	2.37%		2.44%	2.30%	2.34%
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)(d)	2.33%	2.37%		2.44%	2.30%	2.34%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.33%	2.37%		2.44%	2.30%	2.34%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	2.33%	2.37%		2.44%	2.30%	2.34%
Net investment income (loss)(d)	(0.50% )	(0.43%	)	0.24%	(0.38% )	(0.17% )
Supplemental data
Net assets, end of period (in thousands)	$30,461	$36,371		$36,395	$39,620	$51,938
Portfolio turnover	36%	23%		39%	16%	36%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Greater China Fund

Period ended August 31, 2011(a)
Class I
Per share data
Net asset value, beginning of period	$57.86
Income from investment operations:
Net investment income	0.09
Net realized and unrealized loss	(4.59)
Total from investment operations	(4.50)
Net asset value, end of period	$53.36
Total return	(7.78% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)(c)	3.00%
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)(d)(e)	1.56%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	3.00%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)(e)	1.56%
Net investment income(e)	2.28%
Supplemental data
Net assets, end of period (in thousands)	$18,532
Portfolio turnover	36%

Notes to Financial Highlights

(a)	For the period from August 2, 2011 (commencement of operations) to August 31, 2011.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Greater China Fund

	Year ended August 31,
	2011	2010	2009	2008	2007
Class Z
Per share data
Net asset value, beginning of period	$53.60	$46.20	$48.38	$61.05	$33.10
Income from investment operations:
Net investment income	0.53	0.30	0.44	0.38	0.37
Net realized and unrealized gain (loss)	0.87	7.37	(2.12)	(12.47)	27.90
Total from investment operations	1.40	7.67	(1.68)	(12.09)	28.27
Less distributions to shareholders from:
Net investment income	(0.29)	(0.31)	—	(0.60)	(0.32)
Net realized gains	(1.36)	—	(0.54)	(0.03)	—
Total distributions to shareholders	(1.65)	(0.31)	(0.54)	(0.63)	(0.32)
Proceeds from regulatory settlement	—	0.03	0.02	—	—
Redemption Fees:
Redemption fees added to paid-in-capital	—	0.01	0.02	0.05	— (a)
Net asset value, end of period	$53.35	$53.60	$46.20	$48.38	$61.05
Total return	2.31%	16.71%	(3.05% )	(20.04% )	85.88%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)(c)	1.31%	1.37%	1.44%	1.30%	1.34%
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)(d)	1.31%	1.37%	1.44%	1.30%	1.34%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.31%	1.37%	1.44%	1.30%	1.34%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.31%	1.37%	1.44%	1.30%	1.34%
Net investment income(d)	0.88%	0.58%	1.17%	0.62%	0.82%
Supplemental data
Net assets, end of period (in thousands)	$50,261	$55,021	$47,266	$43,170	$52,903
Portfolio turnover	36%	23%	39%	16%	36%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Notes to Financial Statements – Columbia Greater China Fund

August 31, 2011

Note 1. Organization

Columbia Greater China Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

On August 26, 2011, an affiliated fund of funds managed by the Investment Manager exchanged Class Z shares valued at $17,511,167 for Class I shares.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds. Class I shares commenced operations on August 2, 2011.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of

20

Columbia Greater China Fund

August 31, 2011

the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as

21

Columbia Greater China Fund

August 31, 2011

amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc.

(Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.87% to 0.68% as the Fund’s net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.95% to 0.72% as the Fund’s net assets increased. The effective management fee rate for the year ended August 31, 2011 was 0.94% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.04% as the Fund’s net assets increase. Prior to July 1, 2011, the Investment Manager did not receive a fee for its services under the Administration Services Agreement. The effective administration fee rate for the year ended August 31, 2011 was 0.01% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Prior to July 25, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 25, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Trustees are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may

22

Columbia Greater China Fund

August 31, 2011

be terminated at any time. Obligation of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended August 31, 2011, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.16
Class C	0.16
Class Z	0.16

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2011, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $167,330 for Class A, $14,795 for Class B and $5,229 for Class C for the year ended August 31, 2011.

23

Columbia Greater China Fund

August 31, 2011

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.93%
Class B	2.68
Class C	2.68
Class I	1.56
Class Z	1.68

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund’s expenses (excluding certain expenses, such as distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund’s ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed 1.40% of the Fund’s average daily net assets.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for foreign currency transactions, losses deferred due to wash sales and redemption based payments treated as eligible for the dividends paid deduction were identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(71,314)	$(2,121,511)	$2,192,825

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended August 31,	2011	2010
Ordinary Income*	$660,098	$16,410
Long-Term Capital Gains	5,860,100	2,519,791

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

At August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation
$565,253	$13,407,018	$77,701,130

At August 31, 2011, the cost of investments for federal income tax purposes was $149,821,085 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$82,854,526
Unrealized depreciation	(5,153,396)

Net unrealized appreciation	$77,701,130

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the

24

Columbia Greater China Fund

August 31, 2011

financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $89,541,704 and $103,951,704, respectively, for the year ended August 31, 2011.

Note 6. Regulatory Settlements

During the year ended August 31, 2010, the Fund received payments of $148,533 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in “Increase from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective March 28, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At August 31, 2011, securities valued at $12,338,473 were on loan, secured by cash collateral of $13,023,589 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to March 28, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 8. Custody Credits

Prior to March 28, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period September 1, 2010 through March 28, 2011, these credits reduced total expenses by less than $1.

Note 9. Affiliated Money Market Fund

Effective March 28, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

25

Columbia Greater China Fund

August 31, 2011

Note 10. Shareholder Concentration

At August 31, 2011, one shareholder account owned 20.5% of the outstanding shares of the Fund. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on March 28, 2011, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500,000,000.

Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $280,000,000 committed, unsecured revolving credit facility provided by State Street. Effective October 14, 2010, interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended August 31, 2011, the average daily loan balance outstanding on days when borrowing existed was $1,807,143 at a weighted average interest rate of 1.48%.

Note 12. Significant Risks

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that that invests in a wider range of industries.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Geographic Concentration Risk

The Fund may be particularly susceptible to political, regulatory and economic events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluation could occur in countries that have not yet experienced currency devaluations to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response

26

Columbia Greater China Fund

August 31, 2011

to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Greater China Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Greater China Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

October 24, 2011

28

Federal Income Tax Information (Unaudited) – Columbia Greater China Fund

The Fund hereby designates as a capital gains dividend with respect to the fiscal year ended August 31, 2011, $19,906,270, or, if subsequently determined to be different, the net capital gain of such year.

Foreign taxes paid during the fiscal year ended August 31, 2011 of $421,812 are being passed through to shareholders. This represents $0.10 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $5,304,494 ($1.27 per share) for the fiscal year ended August 31, 2011.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended August 31, 2011 may represent qualified dividend income.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

29

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (born 1956)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 43; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

30

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

31

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Michael A. Jones (born 1959)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

32

Fund Governance (continued)

Officers

Name, Year of birth and address	Principal occupation(s) during the past five years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (born 1964)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

33

Fund Governance (continued)

Officers (continued)

Name, Year of birth and address	Principal occupation(s) during the past five years

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

34

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36

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Greater China Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street Boston, MA 02110

37

Columbia Greater China Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1376 C (10/11)

Columbia Strategic Investor Fund

Annual Report for the Period Ended August 31, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual

Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Strategic Investor Fund

Summary

■	For the 12-month period that ended August 31, 2011, the fund’s Class A shares returned 15.97% without sales charge.

■	The fund’s return was lower than the return of its benchmark, the Russell 1000 Index,[1] and the average return of funds in its peer group, the Lipper Multi-Cap Core Funds Classification.[2]

■	A difficult August factored into the fund’s underperformance relative to its benchmark and peer group for the period.

Portfolio Management

Emil A. Gjester, lead manager of the fund, has managed or co-managed the fund since May 2002 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Gjester was associated with the fund’s previous advisor or its predecessors since 1996.

Jonas Patrikson has co-managed the fund since February 2006 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Patrikson was associated with the fund’s previous advisor or its predecessors since 2004.

Michael T. Welter has co-managed the fund since July 2006 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Welter was associated with the fund’s previous advisor or its predecessors since 2006.

[1]	The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/11

+15.97% Class A shares (without sales charge)

+19.06% Russell 1000 Index

Morningstar Style Box™

Equity Style

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Strategic Investor Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 09/01/01 – 08/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Investor Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 09/01/01 – 08/31/11 ($)

Sales charge	without	with
Class A	18,581	17,517
Class B	17,370	17,370
Class C	17,370	17,370
Class I	n/a	n/a
Class R	n/a	n/a
Class W	n/a	n/a
Class Y	19,060	n/a
Class Z	18,986	n/a

Average annual total return as of 08/31/11 (%)

Share class	A		B		C		I	R	W	Y	Z
Inception	11/01/02		11/01/02		10/13/03		09/27/10	09/27/10	09/27/10	07/15/09	11/09/00
Sales charge	without	with	without	with	without	with	without	without	without	without	without
1-year	15.97	9.32	15.09	10.09	15.09	14.09	n/a	n/a	n/a	16.40	16.17
5-year	1.42	0.23	0.68	0.36	0.66	0.66	n/a	n/a	n/a	1.75	1.67
10-year/Life	6.39	5.77	5.68	5.68	5.68	5.68	4.90	4.12	4.48	6.66	6.62

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I, Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee and Class W shares are sold at net asset value with a service (Rule 12b-1) fee. Class I, Class R, Class W, Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

2

Performance Information (continued) – Columbia Strategic Investor Fund

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C and Class Y are newer classes of shares. Class A and Class B share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. Class Y share performance information includes the performance of Class Z shares for periods prior to its inception. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class A, Class B and Class C shares would have been lower, since these classes of shares are subject to distribution and service (Rule 12b-1) fees.

Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003, Class I, Class R and Class W shares were initially offered on September 27, 2010, Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on November 9, 2000.

3

Understanding Your Expenses – Columbia Strategic Investor Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment management fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the fund will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the fund’s annualized expense ratios used to calculate the expense information below.

03/01/11 – 08/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	880.70	1,018.95	5.88	6.31	1.24
Class B	1,000.00	1,000.00	877.70	1,015.17	9.42	10.11	1.99
Class C	1,000.00	1,000.00	877.20	1,015.17	9.42	10.11	1.99
Class I	1,000.00	1,000.00	882.90	1,021.37	3.61	3.87	0.76
Class R	1,000.00	1,000.00	880.00	1,017.64	7.11	7.63	1.50
Class W	1,000.00	1,000.00	880.80	1,019.31	5.55	5.96	1.17
Class Y	1,000.00	1,000.00	882.40	1,021.02	3.94	4.23	0.83
Class Z	1,000.00	1,000.00	881.50	1,020.16	4.74	5.09	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Managers’ Report – Columbia Strategic Investor Fund

For the 12-month period that ended August 31, 2011, the fund’s Class A shares returned 15.97% without sales charge. The fund’s benchmark, the Russell 1000 Index, returned 19.06%. The average return of funds in its peer group, the Lipper Multi-Cap Core Funds Classification, was 17.04%. Although the fund benefited from its sector allocations, that benefit was more than offset by disappointing stock selection, which detracted from the fund’s performance as compared to its benchmark. A difficult August also factored into the fund’s underperformance relative to its benchmark and peer group for the period.

On March 11, 2011, Columbia Strategic Investor Fund acquired all outstanding shares of Columbia Select Opportunities Fund and Columbia Mid Cap Core Fund. These acquisitions had no material impact on the management or performance of the fund during the period.

A dim view of the global economy weighed on investor confidence

As the impact of Japan’s first-quarter natural disasters worked its way through the global supply chain and Europe scrambled, once again, to prop up debtor nations — notably Greece — the pace of economic growth slowed around the world. In the United States, unfriendly spring and summer storms cut a swath of destruction across the Midwest, the South and eastern coastal states, and Washington wrangled over the deficit and the federal debt ceiling. Job growth came to a halt in the final month of the period and weakened investor confidence.

Against this backdrop, the U.S. economy expanded at a modest 1.6% over the past 12 months, as measured by gross domestic product (GDP). Growth was solid in the third and fourth quarters of 2010 but fell sharply in 2011 as the housing market continued its five-year slide and the job market disappointed with fewer-than-expected new jobs and a stagnant unemployment rate. In addition to weak job numbers, private consumption is down, consumer confidence is low and a downtick in manufacturing activity in recent months continued to dampen prospects for the second half of 2011.

Stock selection detracted from returns

During the period, the fund underperformed its benchmark due largely to stock selection in several sectors including the health care, consumer staples, materials and energy sectors. In health care, Teva Pharmaceutical, Dendreon, Agilent Technologies (0.4%, 0.2% and 0.3% of net assets, respectively), and Oriola (sold during the period) were among the detractors from fund performance during the period. Within consumer staples, positions such as United Spirits, Carlsberg (0.3% and 0.4% of net assets, respectively) and Avon (sold during the period) weighed negatively on the fund’s performance. Within materials, Eurasian Natural Resources and Petropavlovsk (both sold during the period) were among the stocks that fell short of expectations. While the benchmark’s energy stocks registered strong returns during the period, the fund’s energy sector holdings did not keep pace with the benchmark’s energy sector holdings. The fund’s sector weight in energy benefitted fund performance but was not enough to offset the relative underperformance from stock selection in the sector.

Technology stocks bolstered results

Stock selection within the information technology sector was a significant positive contributor to the fund’s relative performance during the period. Among the notable fund holdings were Mastercard (1.4% of net assets), SINA (sold during period), Varian Semiconductor Equipment Associates (sold during period) and Alliance Data Systems (sold during period). The financials

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/11 ($)
Class A	17.72
Class B	16.93
Class C	16.93
Class I	17.80
Class R	17.67
Class W	17.73
Class Y	17.79
Class Z	17.78

Distributions declared per share

09/01/10 – 08/31/11 ($)
Class I	0.04
Class Y	0.04
Class Z	0.02

Portfolio breakdown[1]

as of 08/31/11 (%)
Consumer Discretionary	13.2
Consumer Staples	10.3
Energy	12.9
Financials	14.9
Health Care	12.4
Industrials	9.6
Information Technology	18.1
Materials	4.3
Telecommunication Services	1.8
Utilities	1.3
Other[2]	1.2

[1]	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

[2]	Cash & Cash Equivalents.

5

Portfolio Managers’ Report (continued) – Columbia Strategic Investor Fund

Top 10 holdings

as of 08/31/11 (%)
Apple	3.4
Google	2.0
Wells Fargo	1.9
Merck	1.7
International Business Machines	1.6
PepsiCo	1.5
Citigroup	1.5
Johnson & Johnson	1.4
Mastercard	1.4
JPMorgan Chase	1.4

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

sector was the weakest sector in the benchmark during the period. The fund, however, outperformed the benchmark within the financials sector, aided by positions such as Waddell & Reed Financial (sold during period), Discover Financial Services (sold during period), PT Bank Central Asia (0.4% of net assets) and Wells Fargo (1.9% of net assets). Among the fund’s industrial stocks Tennant (0.5% of net assets), Joy Global (sold during period) and Huron Consulting (sold during the period) were strong performers.

A difficult August

The fund’s performance for the first 11 months of the 12-month period was generally strong. However, a combination of uncertainty related to Europe and the debt ceiling debate in the United States led to a sharp decline in investor confidence in August. This hurt cyclical companies and led to a retreat to more defensive stocks. Given the team’s expectation for a modest but steady growth in the global economy, the fund lost ground relative to its benchmark and peer group as the market became more risk averse. A difficult August was a significant factor in the fund’s underperformance for the period.

Looking ahead

For the long term, we continue to believe that U.S. economic performance will be muted as a deleveraging consumer and a still-fragile housing market weigh on growth. Against this backdrop, we believe that we can find attractive investment opportunities, although selectivity is key. We are looking for U.S. companies that have specific drivers, such as the ability to gain market share, that would allow them to perform well in a lackluster economy.

Conversely, we believe that emerging markets have characteristics that should enable them to grow at a faster rate than the developed world, such as more favorable demographics, lower debt levels and a growing middle class. As a result, we continue to seek out companies that can benefit from this trend, both those that are domiciled in emerging markets as well as U.S. companies and large multinationals with meaningful exposure to these countries.

In the near term we do not expect the economy to slide back into recession, although the sovereign debt situation in the eurozone and the impact on global growth bears watching. This risk, coupled with the fact that corporate earnings have now rebounded off of the lows in 2008-2009, has caused us to position the portfolio with a greater degree of balance between cyclical and defensive stocks.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies may pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager’s assessment of a company’s prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

6

Portfolio of Investments – Columbia Strategic Investor Fund

August 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.7%
Consumer Discretionary 13.2%
Auto Components 1.6%
Goodyear Tire & Rubber Co. (The)(a)(b)	633,944	$7,898,942
Kongsberg Automotive Holding ASA(a)(b)(c)	3,101,967	1,711,669
Nokian Renkaat OYJ(c)	101,451	3,762,864

Total		13,373,475
Automobiles 0.4%
General Motors Co.(b)	128,698	3,092,613
Diversified Consumer Services 0.5%
New Oriental Education & Technology Group, ADR(b)(c)	143,972	4,391,146
Hotels, Restaurants & Leisure 1.5%
7 Days Group Holdings Ltd., ADR(b)(c)	149,739	2,812,098
Carnival Corp.(c)	103,029	3,403,048
Ctrip.com International Ltd., ADR(a)(b)(c)	87,266	3,640,737
Las Vegas Sands Corp.(b)	71,122	3,312,152

Total		13,168,035
Household Durables 1.3%
MRV Engenharia e Participacoes SA(c)	964,200	8,055,694
Whirlpool Corp.(a)	49,634	3,111,556

Total		11,167,250
Internet & Catalog Retail 1.4%
Amazon.com, Inc.(b)	39,639	8,533,880
priceline.com, Inc.(b)	5,691	3,057,547

Total		11,591,427
Media 2.7%
Comcast Corp., Class A	479,975	10,324,262
News Corp., Class A	475,695	8,215,253
Viacom, Inc., Class B	103,169	4,976,873

Total		23,516,388
Multiline Retail 1.5%
Kohl’s Corp.	84,990	3,938,436
Stockmann OYJ Abp, Class B(a)(c)	33,219	760,166
Target Corp.	159,737	8,253,611

Total		12,952,213
Specialty Retail 1.8%
Abercrombie & Fitch Co., Class A	70,025	4,454,290
Belle International Holdings Ltd.(c)	1,886,000	3,877,951
Collective Brands, Inc.(a)(b)	312,199	4,211,565
GameStop Corp., Class A(a)(b)	123,553	2,956,623

Total		15,500,429
Textiles, Apparel & Luxury Goods 0.5%
Hanesbrands, Inc.(a)(b)	64,037	1,828,897
Trinity Ltd.(c)	2,604,000	2,717,512

Total		4,546,409
Total Consumer Discretionary		113,299,385
Consumer Staples 10.3%
Beverages 2.3%
Carlsberg A/S, Class B(c)	48,645	3,642,100
PepsiCo, Inc.	204,906	13,202,094
United Spirits Ltd.(c)	152,524	2,983,677

Total		19,827,871

Issuer	Shares	Value
Common Stocks (continued)
Consumer Staples (cont.)
Food & Staples Retailing 2.9%
Casey’s General Stores, Inc.(a)	216,590	$9,746,550
CVS Caremark Corp.	271,376	9,745,112
Drogasil SA(c)	674,800	5,358,045

Total		24,849,707
Food Products 2.7%
Archer-Daniels-Midland Co.	152,677	4,348,241
Kellogg Co.	77,801	4,226,151
Kraft Foods, Inc., Class A	256,713	8,990,089
Unilever NV(c)	151,845	5,162,730

Total		22,727,211
Household Products 2.0%
Energizer Holdings, Inc.(b)	80,743	6,094,481
Procter & Gamble Co. (The)	177,104	11,277,983

Total		17,372,464
Tobacco 0.4%
PT Gudang Garam Tbk(c)	565,500	3,744,919
Total Consumer Staples		88,522,172
Energy 12.9%
Energy Equipment & Services 4.1%
Baker Hughes, Inc.	45,251	2,765,289
Cameron International Corp.(b)	119,327	6,200,231
National Oilwell Varco, Inc.	127,908	8,457,277
Schlumberger Ltd.	149,965	11,715,266
Weatherford International Ltd.(b)(c)	379,758	6,505,254

Total		35,643,317
Oil, Gas & Consumable Fuels 8.8%
Apache Corp.	84,662	8,726,112
Cimarex Energy Co.	76,900	5,466,821
Comstock Resources, Inc.(a)(b)	143,279	2,915,728
Continental Resources, Inc.(b)	85,355	4,770,491
Denbury Resources, Inc.(b)	395,284	6,304,780
EOG Resources, Inc.	35,876	3,321,759
Exxon Mobil Corp.	142,507	10,551,218
Gazprom OAO, ADR(c)	582,911	7,105,685
Hess Corp.	64,662	3,837,043
Lukoil OAO, ADR(c)	144,072	8,624,150
Peabody Energy Corp.	161,392	7,875,930
Petroleo Brasileiro SA, ADR(c)	105,541	3,065,966
PT Tambang Batubara Bukit Asam Tbk(c)	1,241,000	2,851,965

Total		75,417,648
Total Energy		111,060,965
Financials 14.9%
Capital Markets 1.5%
Invesco Ltd.	291,682	5,337,781
Morgan Stanley	439,170	7,685,475

Total		13,023,256
Commercial Banks 5.1%
First Republic Bank(b)	145,129	3,700,789
HDFC Bank Ltd., ADR(c)	110,813	3,696,722
HSBC Holdings PLC, ADR(c)	113,284	4,934,651

The Accompanying Notes to Financial Statements are an integral part of this statement

7

Columbia Strategic Investor Fund

August 31, 2011

Issuer	Shares	Value
Common Stocks (continued)
Financials (cont.)
Commercial Banks (cont.)
Itaú Unibanco Holding SA, ADR(c)	273,733	$4,970,991
Kasikornbank PCL, Foreign Registered Shares(c)	827,600	3,528,851
Metropolitan Bank & Trust(c)	1,595,850	2,766,694
PT Bank Central Asia Tbk(c)	3,689,500	3,559,036
Wells Fargo & Co.	636,059	16,601,140

Total		43,758,874
Diversified Financial Services 5.1%
BM&FBovespa SA(c)	715,700	4,203,653
Citigroup, Inc.	405,704	12,597,109
Hong Kong Exchanges and Clearing Ltd.(c)	231,500	4,340,961
IntercontinentalExchange, Inc.(b)	37,608	4,435,863
JPMorgan Chase & Co.	315,080	11,834,405
MSCI, Inc., Class A(b)	177,679	6,142,363

Total		43,554,354
Insurance 2.5%
ACE Ltd.(c)	126,417	8,164,010
Principal Financial Group, Inc.	228,511	5,795,039
Progressive Corp. (The)	392,715	7,532,274

Total		21,491,323
Real Estate Investment Trusts (REITs) 0.7%
Weyerhaeuser Co.	355,779	6,414,695
Total Financials		128,242,502
Health Care 12.3%
Biotechnology 1.9%
Alexion Pharmaceuticals, Inc.(a)(b)	78,103	4,525,678
Celgene Corp.(b)	174,869	10,399,460
Dendreon Corp.(a)(b)	107,430	1,319,240

Total		16,244,378
Health Care Equipment & Supplies 1.4%
Baxter International, Inc.	95,279	5,333,718
Insulet Corp.(a)(b)	134,550	2,351,934
Medtronic, Inc.	130,639	4,581,510

Total		12,267,162
Health Care Providers & Services 2.9%
Amil Participacoes SA(c)	346,900	3,817,883
Cardinal Health, Inc.	94,393	4,011,702
CIGNA Corp.	65,278	3,051,094
Express Scripts, Inc.(b)	152,770	7,171,024
Fleury SA(c)	215,900	3,059,680
WellPoint, Inc.	62,398	3,949,793

Total		25,061,176
Life Sciences Tools & Services 1.1%
Agilent Technologies, Inc.(b)	75,707	2,791,317
Covance, Inc.(b)	49,112	2,433,991
Thermo Fisher Scientific, Inc.(b)	73,704	4,048,561

Total		9,273,869
Pharmaceuticals 5.0%
Allergan, Inc.	49,431	4,043,950
Johnson & Johnson	188,572	12,408,037
Merck & Co., Inc.	437,407	14,486,920
Pfizer, Inc.	120,806	2,292,898
Teva Pharmaceutical Industries Ltd., ADR(c)	84,078	3,477,466

Issuer	Shares	Value
Common Stocks (continued)
Health Care (cont.)
Pharmaceuticals (cont.)
Watson Pharmaceuticals, Inc.(b)	99,491	$6,677,836

Total		43,387,107
Total Health Care		106,233,692
Industrials 9.6%
Aerospace & Defense 1.2%
BE Aerospace, Inc.(b)	120,963	4,213,141
Honeywell International, Inc.	124,844	5,968,792

Total		10,181,933
Construction & Engineering 0.5%
EMCOR Group, Inc.(b)	76,769	1,758,778
Foster Wheeler AG(b)(c)	109,547	2,689,379

Total		4,448,157
Electrical Equipment 1.2%
Emerson Electric Co.	135,775	6,320,326
Schneider Electric SA(c)	29,987	4,010,409

Total		10,330,735
Industrial Conglomerates 1.1%
Siemens AG, ADR(c)	48,121	4,966,087
Tyco International Ltd.(c)	100,166	4,164,902

Total		9,130,989
Machinery 3.3%
Caterpillar, Inc.	64,618	5,880,238
Cummins, Inc.	41,088	3,817,897
Dover Corp.	61,747	3,551,687
Parker Hannifin Corp.	45,192	3,318,449
SPX Corp.	46,683	2,655,796
Tennant Co.(a)	88,384	3,885,361
Trinity Industries, Inc.	118,132	3,255,718
WABCO Holdings, Inc.(b)	49,545	2,311,274

Total		28,676,420
Marine 0.8%
A P Moller — Maersk A/S, Class B(c)	1,001	6,994,261
Professional Services 0.6%
Nielsen Holdings NV(b)(c)	168,338	4,992,905
Road & Rail 0.6%
Union Pacific Corp.	53,358	4,918,007
Trading Companies & Distributors 0.3%
Mills Estruturas e Servicos de Engenharia SA(c)	206,600	2,602,129
Total Industrials		82,275,536
Information Technology 18.1%
Communications Equipment 1.3%
Juniper Networks, Inc.(b)	126,487	2,647,373
QUALCOMM, Inc.	172,416	8,872,527

Total		11,519,900
Computers & Peripherals 4.2%
Apple, Inc.(b)	77,060	29,655,000
EMC Corp.(b)	270,613	6,113,148

Total		35,768,148

The Accompanying Notes to Financial Statements are an integral part of this statement

8

Columbia Strategic Investor Fund

August 31, 2011

Issuer	Shares	Value
Common Stocks (continued)
Information Technology (cont.)
Electronic Equipment, Instruments & Components 1.0%
DTS, Inc.(a)(b)	95,491	$2,933,484
FEI Co.(a)(b)	62,949	2,013,738
TE Connectivity Ltd.(c)	131,803	4,035,808

Total		8,983,030
Internet Software & Services 3.8%
Baidu, Inc., ADR(b)(c)	27,718	4,040,730
eBay, Inc.(b)	248,551	7,672,769
Google, Inc., Class A(b)	31,447	17,011,569
LogMeIn, Inc.(a)(b)	53,470	1,670,938
Opera Software ASA(a)(c)	468,117	2,504,536

Total		32,900,542
IT Services 3.2%
International Business Machines Corp.	77,706	13,358,438
iSoftstone Holdings Ltd., ADR(a)(b)(c)	203,551	1,848,243
Mastercard, Inc., Class A	36,397	12,000,455

Total		27,207,136
Semiconductors & Semiconductor Equipment 2.0%
Advanced Micro Devices, Inc.(a)(b)	994,694	6,793,760
Avago Technologies Ltd.(c)	94,238	3,120,220
Intel Corp.	185,200	3,728,076
Skyworks Solutions, Inc.(b)	154,602	3,189,440

Total		16,831,496
Software 2.6%
Microsoft Corp.	179,186	4,766,348
Oracle Corp.	361,383	10,144,021
Rovi Corp.(a)(b)	118,205	5,779,042
TIBCO Software, Inc.(b)	84,230	1,885,067

Total		22,574,478
Total Information Technology		155,784,730
Materials 4.3%
Chemicals 2.0%
Ferro Corp.(b)	451,452	3,778,653
LyondellBasell Industries NV, Class A(c)	103,340	3,580,731
Monsanto Co.	123,454	8,509,684
Solutia, Inc.(b)	87,267	1,516,701

Total		17,385,769
Construction Materials 0.9%
PT Indocement Tunggal Prakarsa Tbk(c)	4,113,500	7,552,889
Metals & Mining 1.4%
Anglo American Platinum Ltd.(a)(c)	29,562	2,475,072
Freeport-McMoRan Copper & Gold, Inc.	79,828	3,763,092
Vale SA, ADR(c)	192,643	5,440,238

Total		11,678,402
Total Materials		36,617,060
Telecommunication Services 1.8%
Wireless Telecommunication Services 1.8%
American Tower Corp., Class A(b)	94,289	5,078,405
Millicom International Cellular SA, SDR(c)	24,985	2,807,193
Mobile Telesystems OJSC, ADR(c)	294,018	4,977,725
Philippine Long Distance Telephone Co., ADR(a)(c)	41,124	2,371,210

Total		15,234,533
Total Telecommunication Services		15,234,533

Issuer	Shares	Value
Common Stocks (continued)
Utilities 1.3%
Electric Utilities 0.4%
Edison International	107,404	$3,994,355
Independent Power Producers & Energy Traders 0.4%
AES Corp. (The)(b)	317,501	3,448,061
Multi-Utilities 0.5%
Public Service Enterprise Group, Inc.	122,199	4,170,652
Total Utilities		11,613,068
Total Common Stocks
(Cost: $737,111,263)		$848,883,643

Money Market Fund 1.2%
Columbia Short-Term Cash Fund, 0.139%(d)(e)	10,423,053	10,423,053
Total Money Market Fund
(Cost: $10,423,053)		$10,423,053

Issuer	Effective Yield	Par/Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 4.1%
Certificates of Deposit 0.7%
Bank of Montreal
11/14/11	0.250%	$2,000,000	$2,000,000
N.V. Bank Nederlandse Gemeenten
09/28/11	0.260%	2,000,000	2,000,000
Societe Generale
09/01/11	0.250%	2,000,000	2,000,000

Total			6,000,000
Repurchase Agreements 3.4%
Citibank NA dated 08/31/11, matures 09/01/11, repurchase price $10,000,025(f)
	0.090%	10,000,000	10,000,000
Citigroup Global Markets, Inc. dated 08/31/11, matures 09/01/11, repurchase price $10,000,036(f)
	0.130%	10,000,000	10,000,000
G.X. Clarke and Company dated 08/31/11, matures 09/01/11, repurchase price $2,000,012(f)
	0.220%	2,000,000	2,000,000
Natixis Financial Products, Inc. dated 08/31/11, matures 09/01/11, repurchase price $5,000,018(f)
	0.130%	5,000,000	5,000,000
UBS Securities LLC dated 08/31/11, matures 09/01/11, repurchase price $2,607,036(f)
	0.080%	2,607,030	2,607,030

Total			29,607,030
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $35,607,030)			$35,607,030
Total Investments
(Cost: $783,141,346)			$894,913,726
Other Assets & Liabilities, Net			(34,208,075)
Net Assets			$860,705,651

The Accompanying Notes to Financial Statements are an integral part of this statement

9

Columbia Strategic Investor Fund

August 31, 2011

Notes to Portfolio of Investments

(a)	At August 31, 2011, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Represents a foreign security. At August 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $209,872,641 or 24.38% of net assets.

(d)	The rate shown is the seven-day current annualized yield at August 31, 2011.

(e)	Investments in affiliates during the year ended August 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$55,956,402	$(45,533,349)	$—	$10,423,053	$2,506	$10,423,053

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citibank NA (0.090%)

Security Description	Value
Fannie Mae Pool	$6,156,084
Freddie Mac Gold Pool	4,043,916
Total Market Value of Collateral Securities	$10,200,000

Citigroup Global Markets, Inc. (0.130%)
Security Description	Value
Fannie Mae REMICS	$3,939,304
Fannie Mae-Aces	280,337
Freddie Mac REMICS	5,049,404
Government National Mortgage Association	930,955
Total Market Value of Collateral Securities	$10,200,000

G.X. Clarke and Company (0.220%)
Security Description	Value
Fannie Mae Discount Notes	$1,040
Fannie Mae Interest Strip	806
Federal Farm Credit Bank	385,037
Federal Home Loan Banks	597,815
Federal Home Loan Mortgage Corp	280,451
Federal National Mortgage Association	502,774
Freddie Mac Strips	7,153
Resolution Funding Corp Interest Strip	129
Tennessee Valley Authority	14,697
Tennessee Valley Authority Generic Strip	6,046
United States Treasury Inflation Indexed Bonds	80,587
United States Treasury Note/Bond	71,453
United States Treasury Strip Coupon	74,282
United States Treasury Strip Principal	17,768
Total Market Value of Collateral Securities	$2,040,038

Natixis Financial Products, Inc. (0.130%)
Security Description	Value
Federal Farm Credit Bank	$832,992
Federal Home Loan Banks	2,275,680
Federal National Mortgage Association	802,930
Freddie Mac Discount Notes	618,388
United States Treasury Note/Bond	570,034
Total Market Value of Collateral Securities	$5,100,024

The Accompanying Notes to Financial Statements are an integral part of this statement

10

Columbia Strategic Investor Fund

August 31, 2011

Notes to Portfolio of Investments (continued)

UBS Securities LLC (0.080%)
Security Description	Value
Fannie Mae Pool	$1,885,330
Freddie Mac Gold Pool	748,755
Freddie Mac Non Gold Pool	25,086
Total Market Value of Collateral Securities	$2,659,171

Abbreviation Legend

ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement

11

Columbia Strategic Investor Fund

August 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of August 31, 2011:

	Fair value at August 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$100,469,223	$12,830,162	$—	$113,299,385
Consumer Staples	78,151,475	10,370,697	—	88,522,172
Energy	108,209,000	2,851,965	—	111,060,965
Financials	114,046,960	14,195,542	—	128,242,502
Health Care	106,233,692	—	—	106,233,692
Industrials	71,270,866	11,004,670	—	82,275,536
Information Technology	153,280,194	2,504,536	—	155,784,730
Materials	26,589,099	10,027,961	—	36,617,060
Telecommunication Services	12,427,340	2,807,193	—	15,234,533
Utilities	11,613,068	—	—	11,613,068
Total Equity Securities	782,290,917	66,592,726	—	848,883,643
Other
Affiliated Money Market Fund(c)	10,423,053	—	—	10,423,053
Investments of Cash Collateral Received for Securities on Loan	—	35,607,030	—	35,607,030
Total Other	10,423,053	35,607,030	—	46,030,083
Total	$792,713,970	$102,199,756	$—	$894,913,726

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at August 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement

12

Statement of Assets and Liabilities – Columbia Strategic Investor Fund

August 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $737,111,263)	$848,883,643
Affiliated issuers (identified cost $10,423,053)	10,423,053
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $6,000,000)	6,000,000
Repurchase agreements (identified cost $29,607,030)	29,607,030
Total investments (identified cost $783,141,346)	894,913,726
Cash	52,173
Foreign currency (identified cost $211,525)	221,575
Receivable for:
Capital shares sold	525,181
Dividends	1,570,108
Interest	50,558
Reclaims	18,762
Expense reimbursement due from Investment Manager	374
Trustees’ deferred compensation plan	132,045
Total assets	897,484,502

Liabilities
Due upon return of securities on loan	35,607,030
Payable for:
Capital shares purchased	725,241
Investment management fees	16,205
Distribution and service fees	1,844
Transfer agent fees	151,754
Administration fees	1,358
Chief compliance officer expenses	383
Other expenses	142,991
Trustees’ deferred compensation plan	132,045
Total liabilities	36,778,851
Net assets applicable to outstanding capital stock	$860,705,651

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Assets and Liabilities (continued) – Columbia Strategic Investor Fund

August 31, 2011

Represented by
Paid-in capital	$845,933,993
Undistributed net investment income	1,486,932
Accumulated net realized loss	(98,488,134)
Unrealized appreciation (depreciation) on:
Investments	111,772,380
Foreign currency translations	480
Total — representing net assets applicable to outstanding capital stock	$860,705,651
*Value of securities on loan	$34,866,849
Net assets applicable to outstanding shares
Class A	$142,348,702
Class B	$16,111,533
Class C	$15,250,536
Class I	$2,616
Class R	$1,071,375
Class W	$2,607
Class Y	$15,556,733
Class Z	$670,361,549
Shares outstanding
Class A	8,034,835
Class B	951,915
Class C	900,750
Class I	147
Class R	60,621
Class W	147
Class Y	874,569
Class Z	37,693,401
Net asset value per share
Class A(a)	$17.72
Class B	$16.93
Class C	$16.93
Class I	$17.80
Class R	$17.67
Class W	$17.73
Class Y	$17.79
Class Z	$17.78

(a)	The maximum offering price per share for Class A is $18.80. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Operations – Columbia Strategic Investor Fund

Year ended August 31, 2011

Net investment income
Income:
Dividends	$12,300,363
Interest	5,710
Dividends from affiliates	2,506
Income from securities lending – net	138,483
Foreign taxes withheld	(399,572)
Total income	12,047,490
Expenses:
Investment management fees	5,777,942
Distribution fees
Class B	157,869
Class C	135,103
Class R	2,923
Service fees
Class A	411,056
Class B	52,623
Class C	45,035
Class W	7
Transfer agent fees
Class A	342,118
Class B	44,105
Class C	37,655
Class R	1,221
Class W	5
Class Y	29
Class Z	1,427,231
Administration fees	901,359
Compensation of board members	41,682
Pricing and bookkeeping fees	124,817
Custodian fees	159,749
Printing and postage fees	291,936
Registration fees	76,432
Professional fees	96,932
Chief compliance officer expenses	1,539
Other	41,303
Total expenses	10,170,671
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(368,881)
Earnings credits on cash balances	(18)
Total net expenses	9,801,772
Net investment income	2,245,718

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	106,676,401
Foreign currency transactions	(586,900)
Forward foreign currency exchange contracts	45,143
Net realized gain	106,134,644
Net change in unrealized appreciation (depreciation) on:
Investments	(1,696,756)
Foreign currency translations	(1,999)
Net change in unrealized depreciation	(1,698,755)
Net realized and unrealized gain	104,435,889
Net increase in net assets resulting from operations	$106,681,607

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Changes in Net Assets – Columbia Strategic Investor Fund

Year ended August 31,	2011(a)	2010

Operations
Net investment income	$2,245,718	$1,259,392
Net realized gain	106,134,644	77,087,723
Net change in unrealized appreciation (depreciation)	(1,698,755)	(33,347,818)
Net increase in net assets resulting from operations	106,681,607	44,999,297
Distributions to shareholders from:
Net investment income
Class A	—	(768,250)
Class B	—	(19,538)
Class C	—	(14,955)
Class I	(7)	—
Class Y	(29,949)	(85,917)
Class Z	(609,771)	(3,668,702)
Total distributions to shareholders	(639,727)	(4,557,362)
Increase (decrease) in net assets from share transactions	42,694,372	(112,707,741)
Total increase (decrease) in net assets	148,736,252	(72,265,806)
Net assets at beginning of year	711,969,399	784,235,205
Net assets at end of year	$860,705,651	$711,969,399
Undistributed net investment income	$1,486,932	$442,606

(a)	Class I, Class R and Class W shares are for the period from September 27, 2010 (commencement of operations) through August 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Statement of Changes in Net Assets (continued) – Columbia Strategic Investor Fund

Year ended August 31,	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)

Capital stock activity
Class A shares
Subscriptions	551,772	10,502,502	554,806	8,963,147
Fund merger	176,638	3,481,799	—	—
Distributions reinvested	—	—	45,698	728,424
Redemptions	(1,929,581)	(36,536,769)	(2,216,849)	(35,695,825)
Net decrease	(1,201,171)	(22,552,468)	(1,616,345)	(26,004,254)
Class B shares
Subscriptions	10,291	184,129	19,131	302,196
Distributions reinvested	—	—	1,172	18,085
Redemptions	(408,666)	(7,441,858)	(435,858)	(6,792,331)
Net decrease	(398,375)	(7,257,729)	(415,555)	(6,472,050)
Class C shares
Subscriptions	68,323	1,252,473	126,097	1,975,759
Fund merger	25,241	477,037	—	—
Distributions reinvested	—	—	825	12,730
Redemptions	(279,831)	(5,036,399)	(446,858)	(6,928,254)
Net decrease	(186,267)	(3,306,889)	(319,936)	(4,939,765)
Class I shares
Subscriptions	147	2,500	—	—
Net increase	147	2,500	—	—
Class R shares
Subscriptions	10,819	214,152	—	—
Fund merger	68,214	1,342,703	—	—
Redemptions	(18,412)	(367,089)	—	—
Net increase	60,621	1,189,766	—	—
Class W shares
Subscriptions	156	2,650	—	—
Redemptions	(9)	(154)	—	—
Net increase	147	2,496	—	—
Class Y shares
Subscriptions	269,662	4,916,101	—	—
Distributions reinvested	1,610	29,949	5,371	85,916
Redemptions	(38,272)	(680,660)	(21,528)	(345,100)
Net increase (decrease)	233,000	4,265,390	(16,157)	(259,184)
Class Z shares
Subscriptions	1,723,699	33,422,566	1,669,306	27,075,217
Fund merger	7,907,379	156,236,461	—	—
Distributions reinvested	31,779	591,714	223,986	3,582,323
Redemptions	(6,254,118)	(119,899,435)	(6,625,959)	(105,690,028)
Net increase (decrease)	3,408,739	70,351,306	(4,732,667)	(75,032,488)
Total net increase (decrease)	1,916,841	42,694,372	(7,100,660)	(112,707,741)

(a)	Class I, Class R and Class W shares are for the period from September 27, 2010 (commencement of operations) through August 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights – Columbia Strategic Investor Fund

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Aug. 31,
Class A	2011		2010		2009		2008	2007
Per share data
Net asset value, beginning of period	$15.28		$14.62		$18.01		$21.48	$21.22
Income from investment operations:
Net investment income	0.01		0.00	(a)	0.09		0.06	0.07
Net realized and unrealized gain (loss)	2.43		0.73		(3.42)		(1.25)	2.97
Total from investment operations	2.44		0.73		(3.33)		(1.19)	3.04
Less distributions to shareholders from:
Net investment income	—		(0.07)		(0.06)		(0.07)	(0.10)
Net realized gains	—		—		—		(2.21)	(2.68)
Total distributions to shareholders	—		(0.07)		(0.06)		(2.28)	(2.78)
Proceeds from regulatory settlement	—		—		0.00	(a)	—	—
Net asset value, end of period	$17.72		$15.28		$14.62		$18.01	$21.48
Total return	15.97%		5.00%		(18.44%	)	(7.09% )	16.33%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.29%		1.43%		1.47%		1.25%	1.25%
Net expenses after fees waived or expenses reimbursed(c)	1.25%	(d)	1.25%	(d)	1.24%	(d)	1.22% (e)	1.23% (f)
Net investment income	0.07%	(d)	0.01%	(d)	0.70%	(d)	0.30% (e)	0.36% (f)
Supplemental data
Net assets, end of period (in thousands)	$142,349		$141,137		$158,624		$225,418	$255,743
Portfolio turnover	62%		67%		117%		88%	139%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	The benefits derived from expense reductions had an impact of 0.04%.

(f)	The benefits derived from expense reductions had an impact of 0.06%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Strategic Investor Fund

	Year ended Aug. 31,
Class B	2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$14.71		$14.12		$17.45		$20.96		$20.81
Income from investment operations:
Net investment loss	(0.12)		(0.11)		(0.01)		(0.09)		(0.08)
Net realized and unrealized gain (loss)	2.34		0.71		(3.32)		(1.21)		2.91
Total from investment operations	2.22		0.60		(3.33)		(1.30)		2.83
Less distributions to shareholders from:
Net investment income	—		(0.01)		—		—		—
Net realized gains	—		—		—		(2.21)		(2.68)
Total distributions to shareholders	—		(0.01)		—		(2.21)		(2.68)
Proceeds from regulatory settlement	—		—		0.00	(a)	—		—
Net asset value, end of period	$16.93		$14.71		$14.12		$17.45		$20.96
Total return	15.09%		4.26%		(19.08%	)	(7.77%	)	15.50%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.04%		2.18%		2.22%		2.00%		2.00%
Net expenses after fees waived or expenses reimbursed(c)	2.00%	(d)	2.00%	(d)	1.99%	(d)	1.97%	(e)	1.98%	(f)
Net investment loss	(0.70%	)(d)	(0.74%	)(d)	(0.05%	)(d)	(0.46%	)(e)	(0.39%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$16,112		$19,861		$24,933		$42,229		$53,965
Portfolio turnover	62%		67%		117%		88%		139%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	The benefits derived from expense reductions had an impact of 0.04%.

(f)	The benefits derived from expense reductions had an impact of 0.06%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Strategic Investor Fund

	Year ended Aug. 31,
Class C	2011		2010		2009		2008		2007
Per share data
Net asset value, beginning of period	$14.71		$14.13		$17.46		$20.96		$20.82
Income from investment operations:
Net investment loss	(0.12)		(0.11)		(0.01)		(0.09)		(0.08)
Net realized and unrealized gain (loss)	2.34		0.70		(3.32)		(1.20)		2.90
Total from investment operations	2.22		0.59		(3.33)		(1.29)		2.82
Less distributions to shareholders from:
Net investment income	—		(0.01)		—		—		—
Net realized gains	—		—		—		(2.21)		(2.68)
Total distributions to shareholders	—		(0.01)		—		(2.21)		(2.68)
Proceeds from regulatory settlement	—		—		0.00	(a)	—		—
Net asset value, end of period	$16.93		$14.71		$14.13		$17.46		$20.96
Total return	15.09%		4.18%		(19.07%	)	(7.72%	)	15.43%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.04%		2.18%		2.22%		2.00%		2.00%
Net expenses after fees waived or expenses reimbursed(c)	2.00%	(d)	2.00%	(d)	1.99%	(d)	1.97%	(e)	1.98%	(f)
Net investment loss	(0.68%	)(d)	(0.74%	)(d)	(0.05%	)(d)	(0.46%	)(e)	(0.40%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$15,251		$15,994		$19,874		$34,208		$44,682
Portfolio turnover	62%		67%		117%		88%		139%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	The benefits derived from expense reductions had an impact of 0.04%.

(f)	The benefits derived from expense reductions had an impact of 0.06%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia Strategic Investor Fund

Class I	Period ended Aug. 31, 2011(a)
Per share data
Net asset value, beginning of period	$17.01
Income from investment operations:
Net investment income	0.09
Net realized and unrealized gain	0.74
Total from investment operations	0.83
Less distributions to shareholders from:
Net investment income	(0.04)
Total distributions to shareholders	(0.04)
Net asset value, end of period	$17.80
Total return	4.90%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.75%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.75%	(c)(e)
Net investment income	0.57%	(c)(e)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	62%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Financial Highlights (continued) – Columbia Strategic Investor Fund

Class R	Period ended Aug. 31, 2011(a)
Per share data
Net asset value, beginning of period	$16.97
Income from investment operations:
Net investment income	0.00	(b)
Net realized and unrealized gain	0.70
Total from investment operations	0.70
Net asset value, end of period	$17.67
Total return	4.12%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.54%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.50%	(d)(f)
Net investment income	0.02%	(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$1,071
Portfolio turnover	62%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)	Rounds to less than $0.01.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

22

Financial Highlights (continued) – Columbia Strategic Investor Fund

Class W	Period ended Aug. 31, 2011(a)
Per share data
Net asset value, beginning of period	$16.97
Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain	0.73
Total from investment operations	0.76
Net asset value, end of period	$17.73
Total return	4.48%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.21%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.16%	(c)(e)
Net investment income	0.15%	(c)(e)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	62%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

23

Financial Highlights (continued) – Columbia Strategic Investor Fund

	Year ended Aug. 31,				Period ended Aug. 31, 2009(a)
Class Y	2011		2010
Per share data
Net asset value, beginning of period	$15.32		$14.64		$13.32
Income from investment operations
Net investment income	0.09		0.07		0.02
Net realized and unrealized gain on investments	2.42		0.74		1.30
Total from investment operations	2.51		0.81		1.32
Less distributions to shareholders from:
Net investment income	(0.04)		(0.13)		—
Total distributions to shareholders	(0.04)		(0.13)		—
Net asset value, end of period	$17.79		$15.32		$14.64
Total return	16.40%		5.51%		9.91%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.83%		0.83%		0.72%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.83%	(e)	0.83%	(e)	0.72%	(c)(e)
Net investment income	0.51%	(e)	0.43%	(e)	0.99%	(c)(e)
Supplemental data
Net assets, end of period (in thousands)	$15,557		$9,826		$9,630
Portfolio turnover	62%		67%		117%

Notes to Financial Highlights

(a)	For the period from July 15, 2009 (commencement of operations) to August 31, 2009.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

24

Financial Highlights (continued) – Columbia Strategic Investor Fund

	Year ended Aug. 31,
Class Z	2011		2010		2009		2008	2007
Per share data
Net asset value, beginning of period	$15.32		$14.64		$18.06		$21.53	$21.28
Income from investment operations:
Net investment income	0.06		0.04		0.12		0.11	0.13
Net realized and unrealized gain (loss) on investments	2.42		0.74		(3.44)		(1.25)	2.96
Total from investment operations	2.48		0.78		(3.32)		(1.14)	3.09
Less distributions to shareholders from:
Net investment income	(0.02)		(0.10)		(0.10)		(0.12)	(0.16)
Net realized gains	—		—		—		(2.21)	(2.68)
Total distributions to shareholders	(0.02)		(0.10)		(0.10)		(2.33)	(2.84)
Proceeds from regulatory settlement	—		—		0.00	(a)	—	—
Net asset value, end of period	$17.78		$15.32		$14.64		$18.06	$21.53
Total return	16.17%		5.31%		(18.26%	)	(6.85% )	16.62%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.04%		1.18%		1.22%		1.00%	1.00%
Net expenses after fees waived or expenses reimbursed(c)	1.00%	(d)	1.00%	(d)	0.99%	(d)	0.97% (e)	0.98% (f)
Net investment income	0.34%	(d)	0.26%	(d)	0.94%	(d)	0.55% (e)	0.63% (f)
Supplemental data
Net assets, end of period (in thousands)	$670,362		$525,150		$571,175		$755,348	$859,142
Portfolio turnover	62%		67%		117%		88%	139%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	The benefits derived from expense reductions had an impact of 0.04%.

(f)	The benefits derived from expense reductions had an impact of 0.06%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

25

Notes to Financial Statements – Columbia Strategic Investor Fund

August 31, 2011

Note 1. Organization

Columbia Strategic Investor Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds. Class I shares commenced operations on September 27, 2010.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Class R shares commenced operations on September 27, 2010.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on September 27, 2010.

Class Y shares are not subject to sales charges and are available only to certain categories of investors which are subject to minimum initial investment requirements.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S.

26

Columbia Strategic Investor Fund

August 31, 2011

securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investment in other open-ended investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments.

Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities to hedge the currency exposure associated with some or all of the Fund’s securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

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The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at August 31, 2011

At August 31, 2011, the fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended August 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange rate risk	$45,143

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange rate risk	$—

Volume of Derivative Instruments for the Year Ended August 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	86

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management’s estimates if actual information has not yet been reported. Management’s estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense.

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Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds.

In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. Prior to March 1, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.60% to 0.50% as the Fund’s net assets increased. The effective management fee rate for the year ended August 31, 2011 was 0.64% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective March 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. Prior to March 1, 2011, the administration fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.150% to 0.125% as the Fund’s net assets increased. The effective administration fee rate for the year ended August 31, 2011 was 0.10% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Prior to June 27, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant

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to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective June 27, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Trustees are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended August 31, 2011, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.21
Class C	0.21
Class R	0.21
Class W	0.21
Class Y	0.00	*
Class Z	0.21

*	Rounds to less than 0.01%.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2011, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

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Columbia Strategic Investor Fund

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The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $76,548 for Class A, $9,175 for Class B and $1,209 for Class C for the year ended August 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.26%
Class B	2.01
Class C	2.01
Class I	0.83
Class R	1.51
Class W	1.26
Class Y	1.01
Class Z	1.01

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

For the period September 27, 2010 through February 28, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.25%
Class B	2.00
Class C	2.00
Class I	0.80
Class R	1.50
Class W	1.25
Class Y	1.00
Class Z	1.00

Prior to September 27, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund’s expenses (excluding certain expenses, such as distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed 1.00% of the Fund’s average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for foreign currency transactions, re-characterization of real estate investment trust (REIT) distributions and losses deferred due to wash sales were identified and permanent differences reclassed

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Columbia Strategic Investor Fund

August 31, 2011

among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income	$(561,665)
Accumulated net realized loss	(49,290,358)
Paid-in capital	49,852,023

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended August 31,	2011	2010
Ordinary Income*	$639,727	$4,557,362
Long-Term Capital Gains	—	—

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

At August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,605,251
Undistributed long-term gain	—
Unrealized appreciation	110,463,083

At August 31, 2011, the cost of investments for federal income tax purposes was approximately $784,450,643 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$151,329,224
Unrealized depreciation	$(40,866,141)

Net unrealized appreciation	$110,463,083

The following capital loss carryforward, determined at August 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$81,654,079
2018	15,524,758

Total	$97,178,837

For the year ended August 31, 2011, $106,643,685 of capital loss carryforward was utilized and $40,187,169 expired unused. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $547,645,303 and $674,414,421, respectively, for the year ended August 31, 2011.

Transactions to realign the Fund’s portfolio following the merger as described in Note 11 are excluded for purposes of calculating the Fund’s portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $72,641,805 and $68,730,524 respectively.

Note 6. Lending of Portfolio Securities

Effective June 27, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured

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Columbia Strategic Investor Fund

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by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At August 31, 2011, securities valued at $34,866,849 were on loan, secured by cash collateral of $35,607,030 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to June 27, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities was determined at the close of business and any additional required collateral was delivered to the Fund on the next business day. The collateral received was invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to June 27, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period September 1, 2010 through June 27, 2011, these credits reduced total expenses by $18.

Note 8. Affiliated Money Market Fund

Effective June 27, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At August 31, 2011, one shareholder account owned 14.1% of the outstanding shares of the Fund. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on June 27, 2011, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500,000,000.

Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

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Columbia Strategic Investor Fund

August 31, 2011

For the period May 16, 2011 through June 26, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $150,000,000 committed, unsecured revolving credit facility provided by State Street. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225,000,000. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280,000,000.

Effective October 14, 2010, interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

The Fund had no borrowings during the year ended August 31, 2011.

Note 11. Fund Merger

At the close of business on March 11, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Select Opportunities Fund and Columbia Mid Cap Core Fund. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine three funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $867,274,283 and the combined net assets immediately after the acquisition were $1,028,812,283.

The merger was accomplished by a tax-free exchange of 6,777,475 shares of Columbia Select Opportunities Fund valued at $92,733,647 (including $22,740,110 of unrealized appreciation) and 4,305,509 shares of Columbia Mid Cap Core Fund valued at $68,804,353 (including $19,348,188 of unrealized appreciation).

In exchange for Columbia Select Opportunities Fund and Columbia Mid Cap Core Fund shares, the Fund issued the following number of shares:

Shares
Class A	176,638
Class C	25,241
Class R	68,214
Class Z	7,907,379

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Columbia Select Opportunities Fund and Columbia Mid Cap Core Fund’s cost of investments was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Columbia Select Opportunities Fund and Columbia Mid Cap Core Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on September 1, 2010 the Fund’s pro-forma net investment income (loss), net gain (loss) on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended August 31, 2011 would have been approximately $2.4 million, $125.4 million, $21.7 million and $149.5 million, respectively.

Note 12. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia)

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Columbia Strategic Investor Fund

August 31, 2011

and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

35

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Strategic Investor Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Investor Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

October 24, 2011

36

Federal Income Tax Information (Unaudited) – Columbia Strategic Investor Fund

For non-corporate shareholders 100.0% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended August 31, 2011 may represent qualified dividend income.

100.0% of the ordinary income distributed by the Fund, for the year ended August 31, 2011, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders on January 2012 of amounts for use in preparing 2011 income tax returns.

37

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed - end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (born 1956)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 43; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

38

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

39

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Michael A. Jones (born 1959)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

40

Fund Governance (continued)

Officers

Name, Year of birth and address	Principal occupation(s) during the past five years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (born 1964)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

41

Fund Governance (continued)

Officers (continued)

Name, Year of birth and address	Principal occupation(s) during the past five years

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007

Michael E. DeFao (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

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44

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Strategic Investor Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street Boston, MA 02110

45

Columbia Strategic Investor Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1646 C (10/11)

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Douglas A. Hacker, David M. Moffett, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose report to stockholders are included in this annual filing. Fee information for fiscal year ended August 31, 2011 also includes fees for three series that merged during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2011 and August 31, 2010 are approximately as follows:

2011	2010
$234,300	$377,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Audit fees in fiscal year 2011 also include fees for the review of and provision of consent in connection with filing Form N-1A for new share classes.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2011 and August 31, 2010 are approximately as follows:

2011	2010
$109,800	$46,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2011 and 2010, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2011 also includes Audit-Related Fees for agreed- upon procedures related to fund mergers and fund accounting and custody conversions.

During the fiscal years ended August 31, 2011 and August 31, 2010, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2011 and August 31, 2010 are approximately as follows:

2011	2010
$95,000	$50,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal year 2011, Tax Fees also include agreed-upon procedures related to fund mergers and the review of final tax returns. Fiscal year 2011 also includes Tax Fees for amortization and accretion testing.  Fiscal years 2011 and 2010 also include tax fees for assistance with foreign tax filings.

During the fiscal years ended August 31, 2011 and August 31, 2010, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2011 and August 31, 2010 are approximately as follows:

2011	2010
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2011 and August 31, 2010 are approximately as follows:

2011	2010
$395,300	$1,156,500

In both fiscal years 2011 and 2010, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2010 also includes fees for agreed upon procedures related to the sale of the long-term asset management business and fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund

Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended August 31, 2011 and August 31, 2010 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2011 and August 31, 2010 are approximately as follows:

2011	2010
$600,100	$1,253,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	October 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	October 24, 2011

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	October 24, 2011